EXHIBT 10.1

                                                EXECUTION VERSION


                           $36,375,000


                        CREDIT AGREEMENT

                              among

                           CADIZ INC.

                               and

                     CADIZ REAL ESTATE LLC,

                          as Borrowers,


      The Several Lenders from Time to Time Parties Hereto,


                               and


                      PELOTON PARTNERS LLP,

                     as Administrative Agent




                    Dated as of June 26, 2006






                        TABLE OF CONTENTS
                        -----------------

                                                             Page

SECTION 1.  DEFINITIONS                                        1

     1.1 Defined Terms. . . . . . . . . . . . . . . . . . . . .1
     1.2 Other Definitional Provisions. . . . . . . . . . . . .9

SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS                   10

     2.1 Term Commitments. . . . . . . . . . . . . . . . . . .10
     2.2 Repayment of Loans. . . . . . . . . . . . . . . . . .10
     2.3 Optional Prepayments. . . . . . . . . . . . . . . . .10
     2.4 Interest Rates and Payment Dates. . . . . . . . . . .11
     2.5 Computation of Interest and Fees. . . . . . . . . . .11
     2.6 [Intentionally Omitted] . . . . . . . . . . . . . . .11
     2.7 Conversion Shares. . . . . . . . . . . . . . . . . . 11
     2.8 Change of Control Elections. . . . . . . . . . . . . 13
     2.9 Exchange Cap. . . . . . . . . . . . . . . . . . . . .13

SECTION 3.  REPRESENTATIONS AND WARRANTIES                    14

     3.1 No Change. . . . . . . . . . . . . . . . . . . . . . 14
     3.2 Existence; Compliance with Law. . . . . . . . . . . .14
     3.3 Power; Authorization; Enforceable Obligations. . . . 14
     3.4 No Legal Bar. . . . . . . . . . . . . . . . . . . . .14
     3.5 Litigation. . . . . . . . . . . . . . . . . . . . . .15
     3.6 No Default. . . . . . . . . . . . . . . . . . . . . .15
     3.7 Ownership of Property; Liens. . . . . . . . . . . . .15
     3.8 Intellectual Property. . . . . . . . . . . . . . . . 15
     3.9 Taxes. . . . . . . . . . . . . . . . . . . . . . . . 15
    3.10 ERISA. . . . . . . . . . . . . . . . . . . . . . . . 15
    3.11 Investment Company Act; Other Regulations. . . . . . 16
    3.12 Subsidiaries. . . . . . . . . . . . . . . . . . . . .16
    3.13 Use of Proceeds. . . . . . . . . . . . . . . . . . . 16
    3.14 Environmental Matters. . . . . . . . . . . . . . . . 16
    3.15 Accuracy of Information, etc. . . . . . . . . . . . .17
    3.16 Security Documents. . . . . . . . . . . . . . . . . .17
    3.17 Solvency. . . . . . . . . . . . . . . . . . . . . . .17
    3.18 Regulation H. . . . . . . . . . . . . . . . . . . . .18
    3.19 Labor Matters. . . . . . . . . . . . . . . . . . . . 18

SECTION 4.  CONDITIONS PRECEDENT                              18

     4.1 Conditions to Extension of Credit. . . . . . . . . . 18

SECTION 5.  AFFIRMATIVE COVENANTS                             19

     5.1 Financial Statements. . . . . . . . . . . . . . . . .20
     5.2 Certificates; Other Information. . . . . . . . . . . 20
     5.3 Payment of Obligations. . . . . . . . . . . . . . . .21
     5.4 Maintenance of Existence; Compliance. . . . . . . . .21
     5.5 Maintenance of Property; Insurance. . . . . . . . . .21
     5.6 Inspection of Property; Books and Records;
         Discussions. . . . . . . . . . . . . . . . . . . . . 21
     5.7 Notices. . . . . . . . . . . . . . . . . . . . . . . 21
     5.8 Environmental Laws. . . . . . . . . . . . . . . . . .22
     5.9 Additional Collateral, etc. . . . . . . . . . . . . .22
    5.10 CRE Amendment. . . . . . . . . . . . . . . . . . . . 23

SECTION 6.  negative covenants                                23

     6.1 Indebtedness. . . . . . . . . . . . . . . . . . . . .23
     6.2 Liens. . . . . . . . . . . . . . . . . . . . . . . . 23
     6.3 Fundamental Changes. . . . . . . . . . . . . . . . . 24
     6.4 Disposition of Property. . . . . . . . . . . . . . . 24
     6.5 Restricted Payments. . . . . . . . . . . . . . . . . 24
     6.6 Investments. . . . . . . . . . . . . . . . . . . . . 25
     6.7 Transactions with Affiliates. . . . . . . . . . . . .25
     6.8 Sales and Leasebacks. . . . . . . . . . . . . . . . .25
     6.9 Swap Agreements. . . . . . . . . . . . . . . . . . . 25
    6.10 Changes in Fiscal Periods. . . . . . . . . . . . . . 25
    6.11 Negative Pledge Clauses. . . . . . . . . . . . . . . 25
    6.12 Clauses Restricting Subsidiary Distributions. . . . .26
    6.13 Lines of Business. . . . . . . . . . . . . . . . . . 26
    6.14 Amendments to Organizational Documents and Incentive
         Plans. . . . . . . . . . . . . . . . . . . . . . . . 26

SECTION 7.  EVENTS OF DEFAULT                                 26


SECTION 8.  THE AGENT                                         28

     8.1 Appointment. . . . . . . . . . . . . . . . . . . . . 28
     8.2 Delegation of Duties. . . . . . . . . . . . . . . . .28
     8.3 Exculpatory Provisions. . . . . . . . . . . . . . . .28
     8.4 Reliance by Agent. . . . . . . . . . . . . . . . . . 29
     8.5 Notice of Default. . . . . . . . . . . . . . . . . . 29
     8.6 Non-Reliance on Agent and Other Lenders. . . . . . . 29
     8.7 Indemnification. . . . . . . . . . . . . . . . . . . 30
     8.8 Agent in Its Individual Capacity. . . . . . . . . . .30
     8.9 Successor Agent. . . . . . . . . . . . . . . . . . . 30

SECTION 9.  MISCELLANEOUS                                     30

     9.1 Amendments and Waivers. . . . . . . . . . . . . . . .30
     9.2 Notices. . . . . . . . . . . . . . . . . . . . . . . 32
     9.3 No Waiver; Cumulative Remedies. . . . . . . . . . . .32
     9.4 Survival of Representations and Warranties. . . . . .33
     9.5 Payment of Expenses and Taxes; Indemnification. . . .33
     9.6 Successors and Assigns; Assignments and
         Participations. . . . . . . . . . . . . . . . . . . .33
     9.7 Surety Waivers. . . . . . . . . . . . . . . . . . . .34
     9.8 Counterparts. . . . . . . . . . . . . . . . . . . . .35
     9.9 Severability. . . . . . . . . . . . . . . . . . . . .35
    9.10 Integration. . . . . . . . . . . . . . . . . . . . . 35
    9.11 GOVERNING LAW. . . . . . . . . . . . . . . . . . . . 35
    9.12 Submission To Jurisdiction; Waivers. . . . . . . . . 35
    9.13 Acknowledgements. . . . . . . . . . . . . . . . . . .36
    9.14 Confidentiality. . . . . . . . . . . . . . . . . . . 36
    9.15 WAIVERS OF JURY TRIAL. . . . . . . . . . . . . . . . 36

SCHEDULES:
---------

1.1A      Loan Commitments
1.1B      Mortgaged Property
3.12      Subsidiaries
3.16(a)   UCC Filing Jurisdictions
3.16(b)   Mortgage Filing Jurisdictions


EXHIBITS:
--------

A    Form of Security Agreement
B    Form of Compliance Certificate
C    Form of Closing Certificate
D    Form of Mortgage
E    Form of Assignment and Assumption
F    Form of Legal Opinion of Stephan, Oringher, Richman,
      Theodora & Miller, P.C.
G    Form of Registration Rights Agreement
H    Form of Purchaser's Certificate
I    Form of Amendment to CRE Limited Liability Company Agreement


          CREDIT AGREEMENT (this "AGREEMENT"), dated as of June 26, 2006, among Cadiz Inc., a Delaware corporation ("CADIZ"), and Cadiz Real Estate LLC, a Delaware limited liability company ("CRE"; together with Cadiz, the "BORROWER" or "BORROWERS" ), the lenders from time to time party hereto ("LENDERS") and Peloton Partners LLP, as administrative agent (the "AGENT").

          The parties hereto hereby agree as follows:


                   SECTION 1. DEFINITIONS

          1.1  DEFINED TERMS

          As used in this Agreement, the terms listed in this
Section 1.1 shall have the respective meanings set forth in this
Section 1.1.

          "ACCRETED LOAN VALUE": as of the date of determination, the outstanding principal amount of the applicable
Loan, Plus all accreted interest added to such Loan as of the calendar day immediately prior to such date of determination.

          "ADJUSTED CONVERSION SHARE AMOUNT":  ALV / ACP, where
(i) ALV is the Accreted Loan Value and (ii) ACP is (a) the
Adjusted Tranche A Conversion Price with respect to the Tranche A
Term Loan and (b) the Adjusted Tranche B Conversion Price with respect to the Tranche B Term Loan.

          "ADJUSTED PARITY AMOUNT": With respect to any Loans to be tendered by a Lender upon a Change of Control, the amount obtained by the following formula: ACR x PCS, where (i) ACR is the "Adjusted Conversion Share Amount" and (ii) PCS is the average closing price on NASDAQ for each share of Cadiz common stock (ISIN Code US1275372076) for the five (5) Business Days immediately prior to the date such Loans were tendered.

          "ADJUSTED TRANCHE A CONVERSION PRICE": with respect to the Tranche A Conversion Price, the price obtained by the following formula: Reference Price x [1+ (Tranche A Premium x (J/JT))], where (i) Tranche A Premium equals 10%; (ii) J is the number of days between the Closing Date (excluded) and the date of the Change of Control (included); and (iii) JT is the number of days between the Closing Date (excluded) and the Maturity Date (included). However, in no event shall the Adjusted Tranche A Conversion Price be less than the Reference Price. By way of example only, if a Change of Control occurs with 365 days left to the Maturity Date of the Tranche A Term Loan and the Reference Price is $16.50 per share, then: J/JT would equal .80 (i.e., 1460/1825). Tranche A Premium x (J/JT) would equal (.1 x 0.8) or 0.08, so that 1 + (Tranche A Premium x (J/JT)) would equal 1.08; and the Adjusted Tranche A Conversion Price would equal $16.50 x 1.08, or $17.82.

          "ADJUSTED TRANCHE B CONVERSION PRICE": with respect to the Tranche B Conversion Price, the price obtained by the following formula: Reference Price x [1+ (Tranche B Premium x (J/JT))], where (i) Tranche B Premium equals 40%; (ii) J is the number of days between the Closing Date (excluded) and the date of the Change of Control (included); and (iii) JT is the number of days between the Closing Date (excluded) and the Maturity Date (included). However, in no event shall the Adjusted Tranche B Conversion Price be less than the Reference Price. By way of example only, if a Change of Control occurs with 365 days left to the Maturity Date of the Tranche B Term Loan and the Reference Price is $16.50 per share, then: J/JT would equal .80 (i.e. 1460/1825). Tranche B Premium x (J/JT) would equal (.4 x 0.8) or 0.32, so that 1 + (Tranche B Premium x (J/JT)) would equal 1.32; and the Adjusted Tranche B Conversion Price would equal $16.50 x 1.32, or $21.78.

          "AFFILIATE": as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 20% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

          "AGENT":  as defined in the preamble hereto.

          "AGGREGATE EXPOSURE": at any time, an amount equal to the sum of the aggregate then unpaid principal amount of the Lender's Loans.

          "AGREEMENT":  as defined in the preamble hereto.

          "ASSIGNEE":  as defined in Section 9.6(a).

          "ASSIGNMENT AND ASSUMPTION":  an Assignment and
Assumption, substantially in the form of EXHIBIT E.

          "BOARD":  the Board of Governors of the Federal Reserve
System of the United States (or any successor).

          "BORROWER":  as defined in the preamble hereto.

          "BUSINESS":  as defined in Section 3.14(b).

          "BUSINESS DAY": a day other than a Saturday, Sunday or other day on which commercial banks in New York City and Los
Angeles are authorized or required by law to close.

          "CAPITAL LEASE OBLIGATIONS": as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

           "CAPITAL STOCK": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

          "CASH EQUIVALENTS": (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve (12) months from the date of acquisition, (b) Dollar-denominated time deposits and certificates of deposit of (i) any Lender, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500 million or (iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or from Moody's is at least P-1, in each case with maturities of not more than three hundred sixty-five (365) days from the date of acquisition,
(c) commercial paper issued by any issuer bearing at least a "2" rating for any short-term rating provided by S&P and/or Moody's and maturing within two hundred seventy (270) days of the date of acquisition, (d) repurchase agreements entered into by the Borrower with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500 million for direct obligations issued by or fully guaranteed by the United States, or for mortgage collateral, in which the Borrower shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least one hundred percent (100%) of the amount of the repurchase obligations, (e) variable or fixed rate notes issued by any issuer rated at least AA by S&P (or the equivalent thereof) or at least Aa2 by Moody's (or the equivalent thereof) and maturing within one (1) year of the date of acquisition and
(f) Investments (classified in accordance with GAAP as current assets) in money market investment programs registered under the Investment Company Act of 1940, as amended, that are administered by reputable financial institutions having capital and surplus of at least $500 million and the portfolios of which are limited to Investments of the character described in the foregoing subclauses hereof.

          "CHANGE OF CONTROL": the occurrence of any of the following: (i) the Loan Parties shall sell or transfer all or substantially all of their assets to any Person other than a Loan Party, (ii) any Borrower shall merge or consolidate with another Person other than a Loan Party in a transaction not permitted by this Agreement or (iii) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d) 5 under the Exchange Act), directly or indirectly, of more than fifty percent (50%) of the outstanding Capital Stock of Cadiz.

          "CLOSING DATE": the date on which the conditions precedent set forth in Section 4.1 shall have been satisfied.

          "CODE": the Internal Revenue Code of 1986, as amended from time to time.

          "COLLATERAL": all property of the Borrowers and their Subsidiaries, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

          "COMMITMENT": the sum of the Tranche A Term Commitment and the Tranche B Term Commitment.

          "COMMONLY CONTROLLED ENTITY": an entity, whether or not incorporated, that is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group that includes the Borrower and that is treated as a single employer under Section 414 of the Code.

          "COMPLIANCE CERTIFICATE": a certificate duly executed by a Responsible Officer substantially in the form of EXHIBIT B.

          "CONTRACTUAL OBLIGATION": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "CONVERSION DATE":  as defined in Section 2.7(a).

          "CONVERSION PRICE":  with respect to the Tranche A Term
Loan, the Tranche A Conversion Price, and with respect to the Tranche B Term Loan, the Tranche B Conversion Price.

          "CONVERSION SHARES":  as defined in Section 2.7(a).

          "DEFAULT": any of the events specified in Section 7, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

          "DISPOSITION": with respect to any property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof. The terms "DISPOSE" and "DISPOSED OF" shall have correlative meanings.

          "DOLLARS" and "$": dollars in lawful currency of the United States.

          "DOMESTIC SUBSIDIARY": any Subsidiary of the Borrower organized under the laws of any jurisdiction within the United
States.

          "ENVIRONMENTAL LAWS": any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

          "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "EVENT OF DEFAULT":  any of the events specified in
Section 7, PROVIDED that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

          "EXCHANGE CAP":  as defined in Section 2.9.

          "FACILITY": each of (a) the Tranche A Term Commitments and the Tranche A Term Loans made thereunder (the "TRANCHE A TERM
FACILITY"), and (b) the Tranche B Term Commitments and the
Tranche B Term Loans made thereunder (the "TRANCHE B TERM
FACILITY").

          "FULLY-DILUTED BASIS": the sum of (i) all common stock outstanding as of the time of such determination, (ii) all common stock issuable upon the exchange, exercise or conversion of all warrants, options, convertible securities or other such instruments then outstanding (whether or not such instruments are then exercisable) including, but not limited to, any equity securities reserved for issuance under any management or employee benefit plan, and (iii) all other common stock issuable as a result of any anti-dilution adjustments and pre-emptive or similar rights granted to any other holder of Borrower's common stock.

          "FUNDING OFFICE":  the office of the Agent specified in
Section 9.2 or such other office as may be specified from time to time by the Agent as its funding office by written notice to the Borrower and the Lender.

          "GAAP": generally accepted accounting principles in the United States as in effect from time to time. In the event that any "Accounting Change" (as defined below) shall occur and such change results in a change in the standards or terms in this Agreement, then the Borrower and the Agent agrees to enter into negotiations in order to amend such provisions of this Agreement so as to reflect equitably such Accounting Changes with the desired result that the criteria for evaluating the Borrower's financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower and the Agent, all standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. "Accounting Changes" refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC.

          "GOVERNMENTAL AUTHORITY": any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

          "GUARANTEE OBLIGATION": as to any Person (the "GUARANTEEING PERSON"), any obligation, including a reimbursement, counterindemnity or similar obligation, of the guaranteeing person that guarantees or in effect guarantees, or which is given to induce the creation of a separate obligation by another Person (including any bank under any letter of credit) that guarantees or in effect guarantees, any Indebtedness, leases, dividends or other obligations (the "PRIMARY OBLIGATIONS") of any other third Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent,
(i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

          "INDEBTEDNESS": of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade payables incurred in the ordinary course of such Person's business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of acceptances, letters of credit, surety bonds or similar arrangements, (g) the liquidation value of all redeemable preferred Capital Stock of such Person, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above, (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, and (j) for the purposes of Section 7(e) only, all obligations of such Person in respect of Swap Agreements. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor.

          "ING":  ING Capital, LLC.

          "ING LOAN": the loan evidenced by that certain Sixth Amended and Restated Credit Agreement, dated as of December 15, 2003 (as amended) among Cadiz and CRE, as borrowers, the lenders party thereto and ING Capital, LLC, as Lender, and related security documents.

          "INSOLVENCY": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of
Section 4245 of ERISA.

          "INSOLVENT":  pertaining to a condition of Insolvency.

          "INTELLECTUAL PROPERTY": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

          "INVESTMENTS":  as defined in Section 6.6.

          "LENDER":  as defined in the preamble hereto.

          "LIEN": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

          "LOAN": any loan made by any Lender pursuant to this Agreement.

          "LOAN DOCUMENTS":  this Agreement, the Security
Documents, the Registration Rights Agreement and any amendment, waiver, supplement or other modification to any of the foregoing.

          "LOAN PARTIES": the Borrowers and any of their subsidiaries that is a party to a Loan Document.

          "MATERIAL ADVERSE EFFECT": (a) a material adverse effect on the business, property, operations, condition (financial or other) or prospects of the Borrower and its Subsidiaries taken as a whole, (b) ten (10) Business Days after the occurrence of an event, which would not otherwise fall into the purview of clause (a) above, which results in an adverse effect that has or is reasonably likely to have a financial consequence of Five Hundred Thousand Dollars ($500,000) or more to the Borrower and its Subsidiaries taken as a whole, or (c) a material adverse effect on the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Lenders hereunder or thereunder.

          "MATERIALS OF ENVIRONMENTAL CONCERN": any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

          "MATURITY DATE": the fifth anniversary of the Closing
Date.

          "MORTGAGED PROPERTIES":  the real properties listed on
Schedule 1.1B, as to which the Agent for the benefit of the Lenders shall be granted a Lien pursuant to the Mortgage.

          "MORTGAGE": the mortgage and deed of trust made by any Loan Party in favor of, or for the benefit of, the Agent for the benefit of the Lenders, substantially in the form of EXHIBIT D (with such changes thereto as shall be advisable under the law of the jurisdiction in which such deed of trust is to be recorded).

          "MULTIEMPLOYER PLAN": a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "NASDAQ": The NASDAQ Stock Market or any successor thereto.

          "NASDAQ NOTIFICATION FORM":  the Notification Form:
Listing of Additional Shares to be filed with the NASDAQ prior to closing a transaction that may result in the issuance or potential issuance of its securities.

          "OBLIGATIONS": the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Borrower to the Agent or to any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all reasonable fees, charges and disbursements of counsel to the Agent or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise.

          "OTHER TAXES": any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

          "PARTICIPATION RIGHT":  as defined in Section 2.7(e).

          "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).

          "PELOTON":  Peloton Multi-Strategy Master Fund.

          "PERSON": an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental
Authority or other entity of whatever nature.

          "PLAN": at a particular time, any employee benefit plan that is covered by ERISA and in respect of which the Borrower or a commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "REFERENCE PRICE":  $16.50 per common share.

          "REGISTRATION RIGHTS AGREEMENT":  the Registration
Rights Agreement to be executed and delivered by Cadiz and Peloton, substantially in the form of EXHIBIT G.

          "REORGANIZATION":  with respect to any Multiemployer
Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

          "REPORTABLE EVENT":  any of the events set forth in
Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .27, .28, ..29, .30, .31, .32, .34 or .35 of PBGC Reg. 4043.

          "REQUIRED LENDERS": at any time, the holders of more than 50% of the aggregate unpaid principal amount of the Loans then outstanding.

          "REQUIREMENT OF LAW": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "RESPONSIBLE OFFICER": the chief executive officer, president or chief financial officer of the Borrower, but in any event, with respect to financial matters, the chief financial officer of the Borrower.

          "RESTRICTED PAYMENTS":  as defined in Section 6.5.

          "SEC": the Securities and Exchange Commission, any successor thereto and any analogous Governmental Authority.

          "SECURITY AGREEMENT": the Security Agreement to be executed and delivered by the Loan Parties, substantially in the form of EXHIBIT A.

          "SECURITY DOCUMENTS": the collective reference to the Security Agreement, the Mortgage and all other security documents hereafter delivered to the Agent granting a Lien on any property of any Person to secure the obligations and liabilities of any Borrower under any Loan Document.

          "SINGLE EMPLOYER PLAN": any Plan that is covered by Title IV of ERISA, but that is not a Multiemployer Plan.

          "SOLVENT": when used with respect to any Person, means that, as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors,
(b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim", and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

          "SUBSIDIARY": as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

          "TRANCHE A CONVERSION PRICE": 110% x Reference Price (initially, $18.15 per common share). The Tranche A Conversion Price, as well as the Adjusted Tranche A Conversion Price described in Section 2.8, shall be subject to anti-dilution protection as described in Section 2.7(g) hereof.

          "TRANCHE A TERM COMMITMENT": as to any Lender, the obligation of such Lender, if any, to make a Tranche A Term Loan to the Borrower in a principal amount equal to the amount set forth under the heading "Tranche A Term Commitment" opposite such Lender's name on SCHEDULE 1.1A. The original aggregate amount of the Tranche A Term Commitment is $10,000,000.

          "TRANCHE A TERM LOAN":  as defined in Section 2.1.

          "TRANCHE B CONVERSION PRICE": 140% x Reference Price (initially, $23.10 per common share). The Tranche B Conversion Price, as well as the Adjusted Tranche B Conversion Price described in Section 2.8, shall be subject to anti-dilution protection as described in Section 2.7(g) hereof.

          "TRANCHE B TERM COMMITMENT": as to any Lender, the obligation of such Lender, if any, to make a Tranche B Term Loan to the Borrower in a principal amount equal to the amount set forth under the heading "Tranche B Term Commitment" opposite such Lender's name on SCHEDULE 1.1A. The original aggregate amount of the Tranche B Term Commitment is $26,375,000.

          "TRANCHE B TERM LOAN":  as defined in Section 2.1.

          "UNITED STATES":  the United States of America.

          1.2  OTHER DEFINITIONAL PROVISIONS

          Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

          (a) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, (i) accounting terms relating to any Loan Party not defined in Section 1.1 and accounting terms partly defined in
Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP, (ii) the words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation", (iii) the word "incur" shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words "incurred" and "incurrence" shall have correlative meanings), (iv) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Capital Stock, securities, revenues, accounts, leasehold interests and contract rights, and (v) references to agreements or other Contractual Obligations shall, unless otherwise specified, be deemed to refer to such agreements or Contractual Obligations as amended, supplemented, restated or otherwise modified from time to time.

          (b) The words "hereof", "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


           SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS

          2.1  TERM COMMITMENTS

          Subject to the terms and conditions hereof, each Lender severally agrees to make (a) a Loan (a "TRANCHE A TERM LOAN") to the Borrower on the Closing Date in an amount equal to the Tranche A Term Commitment of such Lender and (b) a Loan (a "TRANCHE B TERM LOAN") to the Borrower on the Closing Date in an amount equal to the amount of the Tranche B Term Commitment of such Lender.

          2.2  REPAYMENT OF LOANS

          The Accreted Loan Value of the Tranche A Term Loan and the Tranche B Term Loan shall be due and payable on the Maturity Date to the Agent for the account of each Lender as set forth in the Register referenced in Section 9.6(a).

          2.3  OPTIONAL PREPAYMENTS

          (a) The Borrowers may prepay each of the Loans in cash solely in accordance with Sections 2.3(b) and 2.3(c) in an amount equal to the Accreted Loan Value of such Loan as of the date of such prepayment. The Agent shall deliver any prepayment notice it receives from the Borrower under this Section 2.3 to the Lenders within three (3) Business Days.

          (b) Subject to Section 2.3(c) below, the Borrowers may not prepay the Loans, in whole or in part, at any time prior to the first anniversary of the Closing Date. Thereafter, the Borrowers may prepay either or both the Tranche A Term Loan and the Tranche B Term Loan in whole but not in part on no less than thirty (30) days prior written notice to the Agent, if, for at least 20 out of 30 consecutive NASDAQ trading days ending not earlier than five (5) Business Days prior to the giving of such notice, the daily closing sale price on NASDAQ of the public common stock of Cadiz on each such trading day exceeds (i) one hundred forty percent (140%) of the initial Tranche A Conversion Price (in the event of a prepayment of the Tranche A Term Loan) or (ii) one hundred forty percent (140%) of the initial Tranche B Conversion Price (in the event of a prepayment of the Tranche B Term Loan). It shall not be a condition to the delivery by the Borrowers of such prepayment notice that the Borrowers have sufficient available funds to make such prepayment. The Lenders shall, following delivery of notice thereof from the Agent and prior to any prepayment under this Section 2.3(b), have the right to convert any portion of the Loans into the Conversion Shares at the applicable Conversion Price, subject to the terms and provisions of Section 2.7.

          (c) The Borrowers may prepay all but not less than all of the Loans in cash in an amount equal to the Accreted Loan
Value of the Loans as of the date of such prepayment, provided that each of the following conditions has been satisfied:

            (i) The County of San Bernardino, or any other designated lead agency under the California Environmental Quality Act, shall have certified the Environmental Impact Report (the "EIR") for the
     Cadiz Groundwater Storage and Dry-Year Supply Program (the
     "PROGRAM") and shall have approved any conditions imposed by the U.S. Bureau of Land Management's Record of Decision for the
     Program;

            (ii) The U.S. Bureau of Land Management shall have issued a Record of Decision regarding the Program and which grants the pipeline right of way, appurtenant rights of way for construction, and amendments to the California Desert
Conservation Area Plan for the benefit of the Program; and

            (iii)Borrower and/or a Subsidiary of Borrower either (i) shall have secured sufficient financing for the design and construction of the Program or (2) shall have secured from one or more water agencies a contractual commitment to fund construction of the Program or a contractual commitment to purchase water on terms that enables a project financing to fund construction of the Program.

Such prepayment shall be subject to the delivery of at least ninety (90) days prior written notice to the Agent of such date of prepayment. The Lenders shall, following delivery of notice thereof from the Agent and prior to any prepayment under this
Section 2.3(c), have the right to convert any portion of the Loans into the Conversion Shares at the applicable Conversion Price, subject to the terms and provisions of Section 2.7.

          2.4  INTEREST RATES AND PAYMENT DATES

          Interest shall accrete to the principal amount of each of the Tranche A Term Loan and the Tranche B Term Loan (including any additional principal amount added pursuant to this Agreement) at the rate of 5.0% per annum from and including the Closing Date until and including the third anniversary of the Closing Date, and 6% thereafter. If all or a portion of the principal amount of any Loan shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), all outstanding Loans (whether or not overdue) shall bear interest at a rate per annum equal to the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section PLUS 2%.

          2.5  COMPUTATION OF INTEREST AND FEES

          Interest and fees payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed.

          2.6  [INTENTIONALLY OMITTED]

          2.7  CONVERSION SHARES

          (a) Agent, on behalf of any requesting Lender, may request that the Accreted Loan Value of the Loans be converted from time to time (such date of conversion, the "CONVERSION DATE") on not less than three (3) Business Days prior notice to Cadiz, in whole or in part (in increments of not less than $100,000), at the applicable Conversion Price into the common stock of Cadiz with ISIN Code US1275372076 (the "CONVERSION
SHARES").   No fractional shares will be issued upon conversion.
In lieu thereof, the Lenders will receive a cash payment for the fractional amount. Cadiz shall deliver a letter of instruction to its transfer agent no later than three (3) Business Days after the Conversion Date, instructing its transfer agent to issue stock certificates in respect of any such Conversion Shares to be issued hereunder and deliver the same to the Agent (for reasonably prompt distribution to the applicable Lenders).

          (b) Cadiz shall at all times reserve and keep available, out of its authorized but unissued shares of common stock, such shares of common stock as shall be sufficient to effect conversion of the Loans and otherwise to comply with the terms of this Agreement. If at any time the number of authorized but unissued shares of common stock of Cadiz shall not be sufficient to effect the conversion of the Loans and otherwise to comply with the terms of this Agreement, Cadiz will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of such common stock to such number of shares as shall be sufficient for such purpose. Cadiz will obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable securities laws in connection with the issuance of shares of its common stock upon the conversion of the Loans.

          (c) The Conversion Shares, when issued, will be duly and validly issued, fully paid and nonassessable and will be free and clear of any Liens caused or created by the Borrowers, and will have been issued in compliance with all Federal and state securities laws. When issued, the Conversion Shares will be free from any restrictions, other than transfer restrictions pursuant to the securities laws.

          (d) For as long as (i) the number of Conversion Shares into which the Loans held by Peloton may be converted, when added to the number of shares of Cadiz common stock owned by Peloton, is equal to or greater than ten percent (10%) of Cadiz's outstanding common stock on a Fully-Diluted Basis and (ii) a portion of the Loans remains outstanding, Peloton shall have the right to designate one (1) independent director to serve on Cadiz's Board of Directors (subject to any restrictions under applicable law or the rules and requirements of any securities exchange upon which any of Cadiz's securities may be traded). Such director must meet the requirements of "independent director" for all purposes under the rules and regulations of the NASDAQ and the SEC. This director designation right is personal to Peloton and cannot be assigned pursuant to Section 9.6(a).

          (e) For so long as any portion of the Loans remain outstanding, Cadiz shall not issue any Capital Stock without first offering to sell to the Lenders such Capital Stock at the same price and on the same terms and in such quantity as will enable the Lenders to maintain their percentage ownership interest in Cadiz on a Fully-Diluted Basis with respect to the Conversion Shares (the "Participation Right"). The Lenders' Participation Right shall not apply to authorized issuances by Cadiz in connection with: (i) strategic new business transactions, (ii) firm underwritten commitments for public offering of common stock with gross proceeds in excess of Thirty-Five Million Dollars ($35,000,000), (iii) employee/ consultant stock incentive plans so long as such issuances have been approved by a majority of the independent directors on Cadiz's board of directors, (iv) the conversion of any convertible securities of Cadiz outstanding as of the Closing Date, (v) the conversion of convertible securities which are offered in a transaction in which the Lenders are given a right of participation pursuant to this Section 2.7(e), (vi) the conversion of the Conversion Shares pursuant to this Agreement, and (vii) the issuance of securities pursuant to Section 2.7(f). Such first offer shall be made in writing by Cadiz to the Agent (for reasonably prompt distribution to each Lender) and shall remain open for ten (10) Business Days ("PARTICIPATION PERIOD"). The written notice shall provide (i) information about the terms and conditions of such sale of Capital Stock; and (iii) the expiration date of the Participation Period. Notice of the intention of any Lender to exercise its Participation Right shall be evidenced by a writing signed by such Lender and delivered to Cadiz (with a copy to the Agent) prior to the expiration date of the Participation Period, setting forth such Lender's election.

          (f) The Conversion Price in effect at any time and the Conversion Shares shall be subject to adjustment as follows: In case Cadiz shall (i) pay a dividend or make a distribution on its shares of common stock in shares of common stock, (ii) subdivide or reclassify its outstanding common stock in shares of common stock into a greater number of shares, or (iii) combine or reclassify its outstanding common stock into a smaller number of shares, then the Conversion Price in effect at the time of the record date (and thereafter) for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that such Conversion Price shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date or effective date by a fraction, the numerator of which is the number of shares of common stock outstanding on such record date or effective date, and the denominator of which is the number of shares of common stock outstanding immediately after such dividend, distribution, subdivision, combination or reclassification. For example, if Cadiz declares a 2 for 1 stock dividend or stock split and the Conversion Price immediately prior to such event was $19.25 per share, the adjusted Conversion Price immediately after such event would be $9.625 per share. Such adjustment shall be made successively whenever any event listed above in this paragraph shall occur. Whenever the Conversion Price is adjusted pursuant to this subsection, the number of Conversion Shares purchasable pursuant to the terms hereof shall simultaneously be adjusted by multiplying the number of Conversion Shares issuable upon conversion pursuant to the terms hereof immediately prior to such adjustment by the Conversion Price in effect immediately prior to such adjustment and dividing the product so obtained by the Conversion Price, as adjusted. No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, however, that any adjustments which by such reason are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations pursuant to the terms hereof shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. In the event that at any time, as a result of an adjustment made pursuant to this subsection, the Lenders shall become entitled to receive any shares of the Capital Stock of Cadiz, other than common stock, thereafter the number of such other shares so receivable upon conversion pursuant to the terms hereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the common stock contained in this subsection. Cadiz may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by Cadiz) to make any computation required pursuant to the terms hereof, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment absent manifest error or negligence.

          2.8  CHANGE OF CONTROL ELECTIONS

          (a) Each Lender shall have the right, at such Lender's option, pursuant to an offer (subject only to conditions required by applicable law, if any) by Cadiz (the "CHANGE OF CONTROL OFFER") communicated to the Agent, to either (i) require Cadiz to repay the Loans in cash in an amount equal to the greater of (x) the Accreted Loan Value of the Loans and (y) the Adjusted Parity Amount, or (ii) convert the Loans into Conversion Shares at the Adjusted Tranche A Conversion Price and the Adjusted Tranche B Conversion Price, as applicable.

          (b) The Change of Control Offer shall be made in writing by Cadiz to the Agent (for reasonably prompt distribution to each Lender) concurrently with the public announcement of such Change of Control and shall remain open until the tenth (10th) day immediately following the consummation of the Change of Control (the "CHANGE OF CONTROL PERIOD"). The written notice shall provide (i) information about the terms and conditions of the Change of Control, (ii) information about the Lenders' right to elect repayment of the Loans or conversion of the Loans into Conversion Shares pursuant to Section 2.8(a); and (iii) the expiration date of the Change of Control Period.

          (c) Notice of the intention of any Lender to accept the Change of Control Offer shall be evidenced by a writing signed by such Lender and delivered to Cadiz (with a copy to the Agent) prior to the expiration date of the Change of Control Period, setting forth such Lender's election ("NOTICE OF ELECTION").

          (d) Upon expiration of the Change of Control Period, Cadiz shall within (3) Business Days in accordance with the Notice of Election, with respect to the Loans properly tendered for repayment or conversion during the Change of Control Period, either (i) repay such Loans to the Agent (for reasonably prompt distribution to each Lender) or (ii) deliver a letter of instruction to its transfer agent, instructing its transfer agent to issue stock certificates in respect of any such Conversion Shares to be issued hereunder and to deliver the same to the Agent (for reasonably prompt distribution to the applicable Lenders).

          2.9  EXCHANGE CAP

          Notwithstanding any other provision of this Agreement, no Loans of any Lender shall be convertible into Conversion Shares under this Agreement to the extent that after such conversion such Lender would own more than 19.99% of the currently outstanding common stock of Cadiz (the "EXCHANGE CAP") unless Cadiz shall have obtained the prior approval of its stockholders to the issuance of Conversion Shares in excess of the Exchange Cap; PROVIDED, HOWEVER, that no Conversion Shares issued to such Lender prior to any such stockholder approval shall be entitled to vote on any proposal submitted to Cadiz stockholders to approve the issuance of Conversion Shares in excess of the Exchange Cap.


            SECTION 3. REPRESENTATIONS AND WARRANTIES

          To induce the Agent and the Lenders to enter into this Agreement and to make the Loans, the Borrowers hereby jointly and severally represent and warrant to the Agent and each Lender that:

          3.1  NO CHANGE

          Since December 31, 2005, there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.

          3.2  EXISTENCE; COMPLIANCE WITH LAW

          Each Loan Party (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation or other organization and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          3.3  POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS

          Each Loan Party has the power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and , in the case of the Borrower, to obtain extensions of credit hereunder. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the extensions of credit on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents, except the filings referred to in Section 3.16, the NASDAQ Notification Form to be filed with the NASDAQ and the proxy statement to be filed with the SEC in order to obtain stockholder approval for the issuance of such Conversion Shares in excess of the Exchange Cap in accordance with Section 2.9. Each Loan Document has been duly executed and delivered on behalf of each Loan Party thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          3.4  NO LEGAL BAR

          The execution, delivery and performance of this Agreement and the other Loan Documents, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of any Loan Party and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents). No Requirement of Law or Contractual Obligation applicable to the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

          3.5  LITIGATION

          No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrowers, threatened by or against any Loan Party or against any of their respective properties or revenues
(a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that could reasonably be expected to have a Material Adverse Effect.

          3.6  NO DEFAULT

          No Loan Party is in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect.

          3.7  OWNERSHIP OF PROPERTY; LIENS

          Each Loan Party has title in fee simple to, or a valid leasehold interest in, all its real property (other than the property currently owned by Harweal Investments Limited, the name of which has subsequently been change to EVCO Limited, as nominee for Cadiz Land Company, Inc., which property is subject to no Liens other than Liens in favor of a Loan Party), and good title to, or a valid leasehold interest in, all its other property, and none of such property is subject to any Lien except as permitted by Section 6.2 or such other minor defects in title that do not interfere with such Loan Party's ability to conduct its business as currently conducted or to utilize such properties for their intended purposes. The property subject to the Mortgage comprises all of the real property owned, leased or controlled by the Loan Parties and any of their Subsidiaries.

          3.8  INTELLECTUAL PROPERTY

          Each Loan Party owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted. No material claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does any Loan Party know of any valid basis for any such claim. The use of Intellectual Property by each Loan Party does not infringe on the rights of any Person in any material respect.

          3.9  TAXES

          Each Loan Party has filed or caused to be filed all Federal, state and other material tax returns that are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than (i) any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the relevant Loan Party or (ii) to the extent the failure of which could not reasonably be expected to result in a Material Adverse Effect). No tax Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

          3.10 ERISA

          Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No "prohibited transaction" (and the transactions contemplated by this Agreement, will not constitute, or indirectly result in, a "prohibited transaction" within the meaning of Section 4975 of the Code or Section 406 of ERISA) has occurred, or is expected to occur, which has subjected, or could subject, the Mortgaged Properties, Borrower, or any officer, director or employee of the Borrower, or Trustee of any Single Employer Plan, administrator or other fiduciary to any tax or penalty on prohibited transactions imposed by either Section 502 of ERISA or Section 4975 of the Code or any other liability with respect thereto. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or could reasonably be expected to result in a material liability under ERISA, and neither the Borrower nor any Commonly Controlled Entity would become subject to any material liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw partially or completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer
Plan is in Reorganization or Insolvent.

          3.11 INVESTMENT COMPANY ACT; OTHER REGULATIONS

          No Loan Party is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) that limits its ability to incur Indebtedness.

          3.12 SUBSIDIARIES

          Except as disclosed to the Agent by the Borrower in writing from time to time after the Closing Date, (a) Schedule
3.12 sets forth the name and jurisdiction of formation of each Subsidiary and, as to each such Subsidiary, the percentage of each class of Capital Stock owned by any Loan Party and (b) except as disclosed in public filings to the SEC, there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors' qualifying shares) of any nature relating to any Capital Stock of the Borrower or any Subsidiary, except as created by the Loan Documents.

          3.13 USE OF PROCEEDS

          The proceeds of the Loans shall be used to repay in full the ING Loan and for general corporate purposes.

          3.14 ENVIRONMENTAL MATTERS

          Except as, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect:

          (a) the Mortgaged Properties do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations or under circumstances that constitute or constituted a violation of, or could give rise to liability under, any Environmental Law;

          (b) no Loan Party has received or is aware of any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Mortgaged
Properties or the business operated by any Loan Party (the
"BUSINESS"), nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened;

          (c) Materials of Environmental Concern have not been transported or disposed of from the Mortgaged Properties in violation of, or in a manner or to a location that could give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Mortgaged Properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law;

          (d) no judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which any Loan Party is or will be named as a party with respect to the Mortgaged
Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Mortgaged Properties or the Business;

          (e) there has been no release or threat of release of Materials of Environmental Concern at or from the Mortgaged Properties, orvarising from or related to the operations of any Loan Party in connection with the Mortgaged Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under Environmental
Laws;

          (f) the Mortgaged Properties and all operations at the Mortgaged Properties are in compliance, and have in the last five years been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about the Mortgaged
Properties or violation of any Environmental Law with respect to the Mortgaged Properties or the Business; and

          (g) no Loan Party has assumed any liability of any other Person under Environmental Laws.

          3.15 ACCURACY OF INFORMATION, ETC

          No statement or information contained in this Agreement, any other Loan Document, any SEC public filing or any other document, certificate or statement furnished by or on behalf of any Loan Party to the Agent or the Lenders, or any of them, for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein not misleading. There is no fact known to any Loan Party that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents, any SEC public filing or in any other documents, certificates and statements furnished to the Agent and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents.

          3.16 SECURITY DOCUMENTS

          (a) The Security Agreement is effective to create in favor of the Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of the other Collateral described in the Security Agreement, when financing statements and other filings specified on Schedule 3.16(a) in appropriate form are filed in the offices specified on
Schedule 3.16(a), the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations (as defined in the Security Agreement), in each case prior and superior in right to any other Person (except, in the case of Collateral, Liens permitted by Section 6.2).

          (b) The Mortgage is effective to create in favor of the Agent for the benefit of the Lenders, a legal, valid and enforceable Lien on the Mortgaged Properties described therein and proceeds thereof, and when the Mortgage is filed in the offices specified on Schedule 3.16(b), each such Mortgage shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Mortgaged Properties and the proceeds thereof, as security for the Obligations (as defined in the relevant Mortgage), in each case prior and superior in right to any other Person (except exceptions permitted by the Agent in the relevant title policies). SCHEDULE 1.1B lists, as of the Closing Date, each parcel of owned real property and each leasehold interest in real property located in the United States and held by the Loan Parties or any of its Subsidiaries. All of the properties listed on SCHEDULE 1.1B shall be subject to the Mortgage.

          3.17 SOLVENCY

          Each Loan Party is, and after giving effect to the incurrence of all Indebtedness and obligations being incurred in connection herewith, will be and will continue to be, Solvent.

          3.18 REGULATION H

          No Mortgage encumbers improved real property that is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968.

          3.19 LABOR MATTERS

          Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against any Loan Party pending or, to the knowledge of the Borrower, threatened; (b) hours worked by and payment made to employees of each Loan Party have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters; and (c) all payments due from any Loan Party on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the relevant Loan Party.


               SECTION 4.  CONDITIONS PRECEDENT

          4.1  CONDITIONS TO EXTENSION OF CREDIT

          The obligations of the Lenders to make the Tranche A Term Loan and the Tranche B Term Loan and otherwise complete the transactions contemplated by this Agreement are subject to the satisfaction of each of the following conditions precedent on or before the Closing Date:

          (a) CREDIT AGREEMENT; SECURITY AGREEMENT. The Agent shall have received (i) this Agreement, executed and delivered by the Lenders, the Agent, Cadiz and CRE and (ii) the Security
     Agreement, executed and delivered by Cadiz, CRE and the Agent.

          FINANCIAL STATEMENTS.  The Agent shall have received
     (i) audited consolidated financial statements of the Borrowers for the 2004 and 2005 fiscal years and (ii) unaudited interim consolidated financial statements of the Borrowers for each fiscal quarter ended after the date of the latest applicable financial statements delivered pursuant to clause (i) of this paragraph as to which such financial statements are available.

          APPROVALS AND FILINGS. All governmental and third party approvals and filings (including landlords' consents and the NASDAQ Notification Form) necessary in connection with the continuing operations of the Loan Parties and the transactions contemplated hereby shall have been obtained/filed and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the financing contemplated hereby.

          ING LOAN AND PREFERRED STOCK. The Agent shall have received (i) an executed payoff letter, in form and substance satisfactory to the Agent, with respect to (x) the payment in full of the ING Loan on the Closing Date and (y) the termination of the liens related thereto, (ii) a waiver, in form and substance satisfactory to the Agent, with respect to the waiver of all preemptive rights and preferences of the Preferred Stock of the Company (including the Series F Preferred Stock held by ING) in connection with the transactions contemplated by this Agreement, and (iii) a consent received from ING for the filing of an amendment to the Certificate of Designation for the Series F Preferred Stock, in form and substance satisfactory to the Agent.

          OTHER AGREEMENTS.   The Agent shall have received the
     Registration Rights Agreement and such other agreements as reasonably requested by the Agent, in each case, executed and delivered by Cadiz and each other Loan Party party thereto.

          LIEN SEARCHES. The Agent shall have received the results of a recent lien search in each of the jurisdictions where assets of the Loan Parties are located, and such search shall reveal no liens on any of the assets of the Loan Parties except for liens permitted by Section 6.2 or discharged on or prior to the Closing Date pursuant to documentation satisfactory to the Agent.

          FEES. The Lenders and the Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Closing Date. All such amounts will be paid with proceeds of Loans made on the Closing Date and will be reflected in the funding instructions given by the Borrower to the Agent on or before the Closing Date.

          CLOSING CERTIFICATE; CERTIFIED CERTIFICATE OF INCORPORATION; GOOD STANDING CERTIFICATES. The Agent shall have received (i) a certificate of each Loan Party, dated the Closing Date, substantially in the form of EXHIBIT C, with appropriate insertions and attachments, including the certificate of incorporation, in the case of Cadiz, and the certificate of formation, in the case of CRE, and (ii) a good standing certificate for each Borrower from its jurisdiction of organization.

          LEGAL OPINIONS. The Agent shall have received the following executed legal opinions the legal opinion of Stephan, Oringher, Richman, Theodora & Miller, P.C., counsel to the Borrower and its Subsidiaries, substantially in the form of EXHIBIT F. Such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Agent may reasonably require.

          FILINGS, REGISTRATIONS AND RECORDINGS. Each document (including any Uniform Commercial Code financing statement) required by the Security Documents or under law or reasonably requested by the Agent to be filed, registered or recorded in order to create in favor of the Agent, for the benefit of the Lenders, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 6.2), shall be in proper form for filing, registration or recordation.

          MORTGAGE, ETC.  (i)  The Agent shall have received the
     Mortgage with respect to the Mortgaged Properties, executed and delivered by a duly authorized officer of each party thereto.

          The Agent shall have received irrevocable and unconditional commitment of Chicago Title Company (the "TITLE COMPANY") to record the Mortgage relating to the Mortgaged Properties and to issue to the Agent, on behalf of the Lenders, effective as of the date and time the Mortgage are recorded, a CLTA lender's title insurance policy ("LENDER'S POLICY"), or equivalent form acceptable to the Agent, in form and substance, and with endorsements, satisfactory to the Agent.

          The Agent shall have received a copy of all recorded documents referred to, or listed as exceptions to title in, the title policy or policies referred to in clause (ii) above and a copy of all other material documents affecting the Mortgaged Properties.


                SECTION 5.  AFFIRMATIVE COVENANTS

          The Borrowers hereby jointly and severally agree that, so long as the Commitments remain in effect or any Loan is owing to any Lender hereunder, each of the Borrowers shall and shall cause each of its Subsidiaries to:

          5.1  FINANCIAL STATEMENTS

          Furnish to the Agent (for reasonably prompt distribution to each Lender):

          (a) within 90 days after the end of each fiscal year of the Borrower, a copy of the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by PriceWaterhouseCoopers LLP or other independent certified public accountants of nationally recognized standing;

(b) within 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); and
(c) at the request of the Agent and to the extent prepared for, and concurrently with the delivery to, Cadiz's management or Board of Directors, after the end of each month occurring during each fiscal year of the Borrower, the unaudited consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and of cash flows for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments). All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied (except as approved by such accountants or officer, as the case may be, and disclosed in reasonable detail therein) consistently throughout the periods reflected therein and with prior periods.

          5.2  CERTIFICATES; OTHER INFORMATION

          Furnish to the Agent (for reasonably prompt distribution to each Lender):

          (a) upon Agent's request at a cost to the Borrowers not to exceed Ten Thousand Dollars ($10,000), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

          (b) concurrently with the delivery of any financial statements pursuant to Section 5.1, (i) a certificate of a Responsible Officer stating that, to the best of such Responsible Officer's knowledge, each Loan Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) in the case of quarterly or annual financial statements, (x) a Compliance Certificate containing all information necessary for determining compliance by each Loan Party with the provisions of this Agreement referred to therein as of the last day of the fiscal quarter or fiscal year of the Borrower, as the case may be, and
(y) to the extent not previously
disclosed to the Agent, a description of any change in the jurisdiction of organization of any Loan Party and a list of any Intellectual Property acquired by any Loan Party since the date of the most recent report delivered pursuant to this clause (y) (or, in the case of the first such report so delivered, since the Closing Date);

          (c) within five days after the same are sent, copies of all financial statements and reports that the Borrower sends to the holders of any class of its debt securities or public equity securities and, within five days after the same are filed, copies of all financial statements and reports that the Borrower may make to, or file with, the SEC; and

          (d) promptly, such additional financial and other information as the Agent may from time to time reasonably request.

          5.3  PAYMENT OF OBLIGATIONS

          Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the relevant Borrower.

          5.4  MAINTENANCE OF EXISTENCE; COMPLIANCE

          (a)(i) Preserve, renew and keep in full force and effect its organizational existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 6.4 and except, in the case of clause (ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (b) comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          5.5  MAINTENANCE OF PROPERTY; INSURANCE

          (a) Keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted and (b) maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business.

          5.6  INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS

          (a) Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and (b) permit representatives of the Agent to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Loan Parties with officers and employees of the Loan Parties and with their independent certified public accountants.

          5.7  NOTICES

          Promptly give notice to the Agent (for reasonably prompt distribution to each Lender):

          (a)  the occurrence of any Default or Event of Default;

          (b) any (i) default or event of default under any Contractual Obligation of any Loan Party or (ii) litigation, investigation or proceeding that may exist at any time between any Loan

Party and any Governmental Authority, that in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

          (c)   any litigation or proceeding affecting any Loan
Party (i) in which the amount involved is $500,000 or more and not covered by insurance, (ii) in which injunctive or similar relief is sought or (iii) which relates to any Loan Document;

          (d) the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan; and

          (e) any development or event that has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section 5.7 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the relevant Loan Party proposes to take with respect thereto.

          5.8  ENVIRONMENTAL LAWS

          (a) Comply in all material respects with, and ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, and (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws.

          5.9  ADDITIONAL COLLATERAL, ETC

          (a) With respect to any property acquired after the Closing Date by any Loan Party (other than (x) any property described in paragraph (b) below or (y) any property subject to a Lien expressly permitted by Section 6.2(f)) as to which the Agent, for the benefit of the Lenders does not have a perfected Lien, promptly (i) execute and deliver to the Agent such amendments to the Security Agreement or such other documents as the Agent deems necessary or advisable to grant to the Agent, for the benefit of the Lenders, a security interest in such property and (ii) take all actions necessary or advisable to grant to the Agent, for the benefit of the Lenders, a perfected first priority security interest in such property, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Security Agreement or by law or as may be requested by the Agent.

          (b) With respect to any fee or leasehold interest in any real property acquired after the Closing Date by any Loan Party or its Subsidiaries (other than any such real property subject to a Lien expressly permitted by Section 6.2(f)), promptly (i) execute and deliver a first priority Mortgage, in favor of the Agent, for the benefit of the Lenders, covering such real property, (ii) if requested by the Agent, provide the Agent with (x) title and extended coverage insurance covering such real property in an amount at least equal to the purchase price of such real property (or such other amount as shall be reasonably specified by the Agent) and (y) any consents or estoppels reasonably deemed necessary or advisable by the Agent in connection with such mortgage, each of the foregoing in form and substance reasonably satisfactory to the Agent and (iii) if requested by the Agent, deliver to the Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Agent.

          5.10 CRE AMENDMENT

          At the request of the Agent, CRE shall promptly amend its Limited Liability Company Agreement, dated as of December 11, 2003 (as amended), substantially in the form set forth on Exhibit I, to (i) replace its existing independent member with a new independent member designated by the Agent,
(ii) replace references to the ING Loan with references to the Loans hereunder, and (iii) reflect certain other changes required by the Agent.


                SECTION 6.  NEGATIVE COVENANTS

          The Borrowers hereby jointly and severally agree that, so long as the Commitments remain in effect or any Loan or other amount is owing to the Lenders hereunder, each of the Borrowers shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

          6.1  INDEBTEDNESS

          Create, issue, incur, assume, become liable in respect of or suffer to exist any Indebtedness, except:

          (a)  Indebtedness of any Loan Party pursuant to any Loan
Document;

          (b) Indebtedness (including, without limitation, Capital Lease Obligations) incurred to finance the acquisition, construction or improvement of any assets, and Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that
(i) such Indebtedness is incurred prior to 90 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of such Indebtedness shall not exceed $500,000 at any one time outstanding; and

          (c)  Indebtedness of any Loan Party to any other Loan
Party, provided that any such intercompany loan is evidenced by a note that is pledged to the Agent for the benefit of the Lenders; and

          (d) Indebtedness constituting unsecured debt in an aggregate principal amount not to exceed $500,000 at any one time outstanding.

          6.2  LIENS

          Create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired, except:

          (a) Liens for taxes not yet due or that are being contested in good faith by appropriate proceedings, Provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

          carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings;

          pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

          deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount and that do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

          Liens securing Indebtedness of the Borrower or any other Subsidiary incurred pursuant to Section 6.1(b), provided that (i) such Liens are incurred prior to 90 days after such acquisition or the completion of such construction or improvement, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (iii) the amount of Indebtedness secured thereby is not increased;

          Liens created pursuant to the Security Documents;

          any interest or title of a lessor under any lease entered into by the Borrower or any other Subsidiary in the ordinary course of its business and covering only the assets so leased;

          Liens arising out of any judgment awarded against the Borrower which have been discharged, vacated, reversed or execution thereof stayed pending appeal;

          Liens with respect to which the Borrower or related lessee shall have provided a bond or other security in an amount and under terms reasonably satisfactory to the Agent and which does not involve any material risk of the sale, forfeiture or loss of any interest in Borrower's real or personal property;

          Liens described in the Lender's Policy issued by the Title Company, insuring priority in the Mortgage, and permitted by the Agent as of the Closing Date; and

          Liens not otherwise permitted by this Section so long as the aggregate outstanding principal amount of the obligations secured thereby does not exceed (as to the Loan
     Parties) $200,000 at any one time outstanding.

          6.3  FUNDAMENTAL CHANGES

          Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its property or business, except that any Investment expressly permitted by Section 6.6 may be structured as a merger, consolidation or amalgamation.

          6.4  DISPOSITION OF PROPERTY

          Dispose of any of its property, whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person, except:

          (a) the Disposition of obsolete or worn out property in the ordinary course of business;

          (b) the Disposition of other property having a fair market value not to exceed $200,000 in the aggregate for any fiscal year of the Borrower.

          6.5  RESTRICTED PAYMENTS

          Declare or pay any dividend (other than dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of any Loan Party, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Borrower (collectively, "RESTRICTED PAYMENTS"), except that any Subsidiary may make Restricted Payments to the Borrowers.

          6.6  INVESTMENTS

          Make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting a business unit of, or make any other investment in, any Person (all of the foregoing, "INVESTMENTS"), except:

          (a) extensions of trade credit in the ordinary course of business;

          (b)  investments in Cash Equivalents;

          intercompany Investments by any Loan Party in another
Loan Party;

          acquisitions (by merger or purchase of assets) where 100% of the purchase price is paid in the Capital Stock of Cadiz, provided that (i) any such acquisition must be reasonably acceptable to the Agent and the Required Lenders and (ii) any equity interests so acquired must be pledged to the Agent as provided in Section 5.9(a).

          6.7  TRANSACTIONS WITH AFFILIATES

          Enter into any transaction, including any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than among the Loan Parties) unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of business of the relevant Loan Party, and (c) upon fair and reasonable terms no less favorable to the relevant Loan Party than it would obtain in a comparable arm's length transaction with a Person that is not an Affiliate.

          6.8  SALES AND LEASEBACKS

          Enter into any arrangement with any Person providing for the leasing by any Borrower of real or personal property that has been or is to be sold or transferred by such Borrower to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of such Borrower.

          6.9  SWAP AGREEMENTS

          Enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which the Borrower or any Subsidiary has actual exposure and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Borrower or any Subsidiary.

          6.10 CHANGES IN FISCAL PERIODS

          Permit the fiscal year of the Borrower to end on a day other than December 31 or change the Borrower's method of determining fiscal quarters.

          6.11 NEGATIVE PLEDGE CLAUSES

          Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any Loan Parties to create, incur, assume or suffer to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, other than (a) this Agreement and the other Loan Documents and (b) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby).

          6.12 CLAUSES RESTRICTING SUBSIDIARY DISTRIBUTIONS

          Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of any Borrower to (a) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, the Borrower or any other Subsidiary of the Borrower, (b) make loans or advances to, or other Investments in, the Borrower or any other Subsidiary of the Borrower or (c) transfer any of its assets to the Borrower or any other Subsidiary of the Borrower, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents or the limited liability company agreement of CRE, (ii) imposed by law, or (iii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary.

          6.13 LINES OF BUSINESS

          (a) with respect to any Loan Party, enter into any business, either directly or through any Subsidiary, except for those businesses in which the Borrower and its Subsidiaries are engaged on the date of this Agreement or that are reasonably related thereto, and (b) with respect to any Subsidiary that is not a Loan Party, engage in any business activity, incur any liabilities or own any assets, other than those activities relating to the maintenance of its legal existence as an inactive Subsidiary.

          6.14 AMENDMENTS TO ORGANIZATIONAL DOCUMENTS AND
               INCENTIVE PLANS

          Amend, supplement or otherwise modify (pursuant to a waiver or otherwise) the terms and conditions of the (a) organizational documents of any Borrower or Subsidiary or (b) any stock incentive plans of Cadiz until at least 50% of the outstanding principal amount of the Loans have been converted into Conversion Shares.


                SECTION 7.  EVENTS OF DEFAULT

          If any of the following events shall occur and be continuing:

          (a) the Borrower shall fail to pay any principal of any Loan when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan, or any other amount payable hereunder or under any other Loan Document, within five
(5) days after any such interest or other amount becomes due in accordance with the terms hereof; or

          (b) any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made; or

          (c) (i) any Loan Party shall default in the observance or performance of any agreement contained in Section 2.7, Section 5.4(a), Section 5.7 or Section 6 of this Agreement or Sections
4.5 of the Security Agreement, (ii) a default under Section 2(b) under the Registration Rights Agreement shall have occurred and be continuing, or (iii) an "Event of Default" under and as defined in any Mortgage shall have occurred and be continuing; or

          any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days after notice to the Borrower from the Agent; or

          (d) any Loan Party shall (i) default in making any payment of any principal of any Indebtedness (including any Guarantee Obligation, but excluding the Loans) on the scheduled or original due date with respect thereto beyond the period of grace, if any; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; Provided, that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $500,000; or

          (e) (i) any Loan Party shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or
(B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Loan Party shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Loan Party any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Borrower any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Loan Party shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i),
(ii), or (iii) above; or (v) any Loan Party shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (f) (i) any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of any Loan Party or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) any Loan Party or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could, in the sole judgment of the Required Lenders, reasonably be expected to have a Material Adverse Effect; or

          one or more judgments or decrees shall be entered against any Loan Party involving in the aggregate a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $500,000 or more, and all such judgments or decrees shall not have been paid, satisfied, vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

          any of the Security Documents shall cease, for any reason, to be in full force and effect, or any Loan Party or any Affiliate of any Loan Party shall so assert, or any Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents shall immediately become due and payable, and (B) if such event is any other Event of Default, the Agent may, or upon the request of the Required Lenders, by notice to the Borrower, declare the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Borrower.


                    SECTION 8.  THE AGENT

          8.1  APPOINTMENT

          Each Lender hereby irrevocably designates and
appoints the Agent as the administrative agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably
incidental thereto.   Notwithstanding any provision to the
contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

          8.2  DELEGATION OF DUTIES

          The Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

          8.3  EXCULPATORY PROVISIONS

          Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

          8.4  RELIANCE BY AGENT

          The Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

          8.5  NOTICE OF DEFAULT

          The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders); PROVIDED that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

          8.6  NON-RELIANCE ON AGENT AND OTHER LENDERS

          Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

          8.7  INDEMNIFICATION

          The Lenders agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective holding of the outstanding Loans in effect on the date on which indemnification is sought under this Section, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; PROVIDED that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

          8.8  AGENT IN ITS INDIVIDUAL CAPACITY

          The Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though the Agent were not an Agent. The terms "Lender" and "Lenders" shall include each Agent in its individual capacity.

          8.9  SUCCESSOR AGENT

          The Agent may resign as Agent upon ten (10) days' notice to the Lenders and the Borrower. If the Agent shall resign as Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 7(a) or Section 7(f) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon such appointment and approval, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Agent by the date that is 10 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After any retiring Agent's resignation as Agent, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.


                  SECTION 9.  MISCELLANEOUS

          9.1  AMENDMENTS AND WAIVERS

          Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section
9.1. The Required Lenders and each Loan Party party to the relevant Loan Document may, or, with the written consent of the Required Lenders, the Agent and each Loan Party party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Agent, the Lenders or of the Loan
Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) forgive the principal amount or extend the final scheduled date of maturity of any Loan, reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof, in each case without the written consent of each Lender directly affected thereby; (ii) eliminate or reduce the voting rights of any Lender under this Section 9.1 without the written consent of such Lender; (iii) reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by the Borrowers of any of their rights and obligations under this Agreement and the other
Loan Documents or release all or substantially all of the Collateral, in each case without the written consent of all Lenders; or (iv) amend, modify or waive any provision of Section
9 without the written consent of the Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan
Parties, the Lenders, the Agent and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

          9.2  NOTICES

          All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or, in the case of telecopy notice, when received, addressed as follows, or to such other address as may be hereafter notified by the respective parties hereto:

   Borrowers:           Cadiz Inc.
                        777 S. Figueroa Street
                        Suite 4250
                        Los Angeles, CA 90017
                        Attention: Chief Financial Officer
                        Telecopy: 213-271-1614
                        Telephone: 213-271-1600

                        with a copy to:

                        Stephan, Oringher, Richman,
                        Theodora & Miller, P.C.
                        2029 Century Park East, 6th Floor
                        Los Angeles, CA 90067
                        Attention: Howard Unterberger
                        Telecopy: 310-551-0283
                        Telephone: 310-557-2009

 Agent:                 Peloton Partners LLP
                        17 Broadwick Street
                        London, England W1F 0DJ
                        Attention: Ron Beller
                        Telecopy: +44 20 7734 6815
                        Telephone: +44 20 7317 9500

                        with a copy to:

                        Greenberg Traurig, LLP
                        2450 Colorado Avenue, Suite 400E
                        Santa Monica, CA 90404
                        Attention: Fernando Villa
                        Telecopy: 310-586-0248
                        Telephone: 310-586-07848

PROVIDED that any notice, request or demand to or upon the Agent or the Lenders shall not be effective until received.

          Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Agent. The Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; PROVIDED that approval of such procedures may be limited to particular notices or communications.

          9.3  NO WAIVER; CUMULATIVE REMEDIES

          No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          9.4  SURVIVAL OF REPRESENTATIONS AND WARRANTIES

          All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder.

          9.5  PAYMENT OF EXPENSES AND TAXES; INDEMNIFICATION

          The Borrower agrees (a) to pay or reimburse the Agent for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of counsel to the Agent and filing and recording fees and expenses, with statements with respect to the foregoing to be submitted to the Borrower prior to the Closing Date (in the case of amounts to be paid on the Closing Date) and from time to time thereafter on a quarterly basis or such other periodic basis as the Agent shall deem appropriate, (b) to pay or reimburse the each Lender and the Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to the each Lender and of counsel to the Agent, (c) to pay, indemnify, and hold the Agent and the Lenders harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold the each Lender and the Agent and their respective officers, directors, employees, affiliates, agents and controlling persons (each, an "INDEMNITEE") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of any Loan Party or any of the Mortgaged Properties and the reasonable fees and expenses of legal counsel in connection with claims, actions or proceedings by any Indemnitee against any Loan Party under any Loan Document (all the foregoing in this clause (d), collectively, the "INDEMNIFIED LIABILITIES"), PROVIDED, that the Borrower shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee. Without limiting the foregoing, and to the extent permitted by applicable law, the Borrower agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee. All amounts due under this
Section 9.5 shall be payable not later than 10 days after written demand therefor.

          9.6  SUCCESSORS AND ASSIGNS; ASSIGNMENTS AND PARTICIPATIONS

          (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that
(i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Agent (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) the Lenders may not assign or otherwise transfer its rights or obligations hereunder except to an assignee ("ASSIGNEE") subject to the following: (x) no one other than Peloton shall be entitled to the benefit of the Board Representation provision that are provided for the benefit of the original Lender in the Loan Documents set forth in Section 2.8(d); (y) each assignee shall agree to be subject to the Exchange Cap and an Assignment and Acceptance, the form of which is attached hereto as EXHIBIT E; and (z) no transfer of more than 50% of the principal amount of the Loans shall be permitted without the prior written consent of Borrower, such consent not to be unreasonably withheld. Subject to acceptance and recording thereof pursuant to this Section, from and after the effective date specified in each Assignment and Assumption the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of
Section 9.5). The Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be conclusive, and the Borrower, the Agent, and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an Assignee, the Assignee's completed administrative questionnaire (unless the Assignee shall already be a Lender hereunder), and any written consent to such assignment required by this Section, the Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (b) Any Lender may, without the consent of the Borrower or the Agent, sell participations to one or more entities in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement may provide that such Lender will not, without the consent of the loan participant, agree to any amendment, modification or waiver that (x) requires the consent of each Lender directly affected thereby pursuant to
Section 9.1 and (y) directly affects such loan participant.

          9.7  SURETY WAIVERS

          This paragraph is included solely out of an abundance of caution, and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Agreement or to any of the Obligations, or that CRE is a guarantor hereunder. As used in this paragraph, any reference to "the principal" includes Cadiz, and any reference to "the creditor" includes the Agent and the Lenders. In accordance with Section 2856 of the California Civil Code: (a) CRE unconditionally and irrevocably waives any and all rights and defenses available to it by reason of

Sections 2787 to 2855, inclusive, 2899 and 3433 of the California
Civil Code; and (b) CRE unconditionally and irrevocably waives any and all rights and defenses available to it by reason of the Obligation being secured by real property or otherwise, including without limitation, any rights and defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or other law, which means, among other things, (1) the creditor may collect from CRE without first foreclosing on any real or personal property collateral pledged by the principal, (2) if the creditor forecloses on any real property collateral pledged by the principal, (A) the amount of the Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price and (B) the creditor may collect from CRE even if the creditor, by foreclosing on the real property collateral, has destroyed any right CRE may have to collect from the principal, and (3) CRE is waiving all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Obligations, has destroyed CRE's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil
Procedure or otherwise, and even though that election of remedies by the creditor, such as nonjudicial foreclosure with respect to security for an obligation of any other guarantor of any of the Obligations, has destroyed CRE's rights of contribution against any other other guarantor. No other provision of this Agreement shall be construed as limiting the generality of any of the covenants and waivers set forth in this paragraph.

          9.8  COUNTERPARTS

          This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Agent.

          9.9  SEVERABILITY

          Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          9.10 INTEGRATION

          This Agreement and the other Loan Documents represent the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any such party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

          9.11 GOVERNING LAW

          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE
PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW
YORK.

          9.12 SUBMISSION TO JURISDICTION; WAIVERS

          Each of the Borrowers hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan
Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern
District of New York, and appellate courts from any thereof;

          consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrowers at its address set forth in Section 9.2 or at such other address of which the Agent shall have been notified pursuant thereto;

          agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

          9.13 ACKNOWLEDGEMENTS

          Each of the Borrowers hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan
Documents; and

          (b)  no joint venture is created hereby or by the other
Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Borrowers and the Lender.

          9.14 CONFIDENTIALITY

          Each of the Agent and each Lender agrees to keep confidential all material non-public information provided to it by any Loan Party pursuant to or in connection with this Agreement that is designated as confidential; PROVIDED that nothing herein shall prevent the Agent or any Lender from disclosing any such information (a) to the Agent, any other Lender or any affiliate thereof, (b) subject to an agreement to comply with the provisions of this Section, to any actual or prospective
Assignee, (c) to its employees, directors, agents, attorneys, accountants and other professional advisors or those of any of its affiliates, (d) upon the request or demand of any Governmental Authority, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if requested or required to do so in connection with any litigation or similar proceeding,
(g) that has been publicly disclosed, or (h) in connection with the exercise of any remedy hereunder or under any other Loan Document. The Agent and each Lender further agrees that it shall not engage in any public purchases or sales of any securities of Cadiz for so long as the Agent or such Lender possesses material non-public information about the Borrowers.

          9.15 WAIVERS OF JURY TRIAL

          EACH OF THE BORROWERS , THE AGENT, AND THE LENDERS
HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY
LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY
OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              CADIZ INC.

                              By:
                              Name:
                              Title:


                              CADIZ REAL ESTATE LLC


                              By:
                              Name:
                              Title:


                              PELOTON PARTNERS LLP, as
                              Administrative Agent

                              By:
                              Name:
                              Title:


                              PELOTON MULTI-STRATEGY MASTER FUND,
                              as Lender

                              By:
                              Name:
                              Title:



                              MILFAM II L.P.

                              By:  Milfam LLC, as general partner

                              By:
                              Name:  Lloyd Miller, III
                              Title:  Managing Member

                 SCHEDULE 1.1A: LOAN COMMITMENTS


             LENDER                TRANCHE A TERM      TRANCHE B TERM
                                     COMMITMENT          COMMITMENT


PELOTON MULTI-STRATEGY MASTER        $9,000,000         $23,737,500
FUND
c/o Peloton Partners LLP
17 Broadwick Street
London, England W1F 0DJ
Attention: Ron Beller
Telecopy: +44 20 7734 6815


MILFAM II L.P.                       $1,000,000          $2,637,500
Attn:  Robyn Tupper
4550 Gordon Drive
Naples, Florida 34102
Tel:  (239) 262-8577
Fax:  (239) 262-8025

with a copy to:

Paul N. Silverstein, Esq.
Andrews Kurth LLP
450 Lexington Avenue, 15th Fl
New York, NY 10017
Tel:  (212) 850-2800
Fax:  (212) 850-2929


AGGREGATE COMMITMENTS                $10,000,000        $26,375,000

               SCHEDULE 1.1B MORTGAGED PROPERTIES


                [See attached legal description]

                   SCHEDULE 3.12: SUBSIDIARIES


 SUBSIDIARY       JURISDICTION       PARENT         PERCENTAGE
                  OF FORMATION                        OWNED


Cadiz Real          Delaware       Cadiz Inc.      100% Member
Estate LLC


Rancho Cadiz       California      Cadiz Inc.       100% owned
Mutual Water
Company
(inactive)


Sun World           Delaware       Cadiz Inc.       100% owned
International,
Inc. (inactive)


Sun World/Rayo     California       Sun World       100% owned
(inactive)                       International,
                                      Inc.



Sun Desert, Inc.    Delaware        Sun World       100% owned
(inactive)                       International,
                                      Inc.


Coachella         Californian      Sun Desert,      100% owned
Growers           cooperative         Inc.
(inactive)

           SCHEDULE 3.16(a): UCC FILING JURISDICTIONS


          LOAN PARTY                 UCC FILING JURISDICTIONS


Cadiz Inc.                             Delaware, California



Cadiz Real Estate LLC                  Delaware, California

         SCHEDULE 3.16(b): MORTGAGE FILING JURISDICTIONS


          LOAN PARTY              MORTGAGE FILING JURISDICTIONS


Cadiz Real Estate LLC                 San Bernardino County,
                                            California

--------------------------------------------------------------------------------

                                                                      EXHIBIT A

                                                EXECUTION VERSION



                       SECURITY AGREEMENT


                             made by


                           CADIZ INC.,


                               and


                     CADIZ REAL ESTATE LLC,



                         as Loan Parties


                           in favor of


                      PELOTON PARTNERS LLP,
                            as Agent


                    Dated as of June 26, 2006







                        TABLE OF CONTENTS

                                                             Page


SECTION 1.  DEFINED TERMS. . . . . . . . . . . . . . . . . . . .1

     1.1  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . .1
     1.2  OTHER DEFINITIONAL PROVISIONS. . . . . . . . . . . . .3

SECTION 2.  GRANT OF SECURITY INTEREST. . . . . . . . . . . . . 3

SECTION 3.  REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . 4

     3.1  TITLE; NO OTHER LIENS. . . . . . . . . . . . . . . . .4
     3.2  PERFECTED FIRST PRIORITY LIENS. . . . . . . . . . . . 5
     3.3  JURISDICTION OF ORGANIZATION; CHIEF EXECUTIVE OFFICE. 5
     3.4  INVENTORY AND EQUIPMENT. . . . . . . . . . . . . . . .5
     3.5  FARM PRODUCTS. . . . . . . . . . . . . . . . . . . . .5
     3.6  INVESTMENT PROPERTY. . . . . . . . . . . . . . . . . .5
     3.7  RECEIVABLES. . . . . . . . . . . . . . . . . . . . . .5
     3.8  INTELLECTUAL PROPERTY. . . . . . . . . . . . . . . . .5

SECTION 4.  COVENANTS. . . . . . . . . . . . . . . . . . . . . .6

     4.1  DELIVERY OF INSTRUMENTS, CERTIFICATED SECURITIES AND
          CHATTEL PAPER. . . . . . . . . . . . . . . . . . . . .6
     4.2  PAYMENT OF OBLIGATIONS 6
     4.3  MAINTENANCE OF PERFECTED SECURITY INTEREST; FURTHER
          DOCUMENTATION. . . . . . . . . . . . . . . . . . . . .6
     4.4  CHANGES IN LOCATIONS, NAME, ETC. . . . . . . . . . . .7
     4.5  NOTICES. . . . . . . . . . . . . . . . . . . . . . . .7
     4.6  INVESTMENT PROPERTY. . . . . . . . . . . . . . . . . .7
     4.7  RECEIVABLES. . . . . . . . . . . . . . . . . . . . . .8

SECTION 5.  REMEDIAL PROVISIONS. . . . . . . . . . . . . . . . .8

     5.1  CERTAIN MATTERS RELATING TO RECEIVABLES. . . . . . . .8
     5.2  COMMUNICATIONS WITH OBLIGORS; LOAN PARTIES REMAIN
          LIABLE. . . . . . . . . . . . . . . . . . . . . . . . 8
     5.3  PLEDGED STOCK. . . . . . . . . . . . . . . . . . . . .9
     5.4  PROCEEDS TO BE TURNED OVER TO LENDER. . . . . . . . . 9
     5.5  APPLICATION OF PROCEEDS. . . . . . . . . . . . . . . 10
     5.6  CODE AND OTHER REMEDIES. . . . . . . . . . . . . . . 10
     5.7  DEFICIENCY. . . . . . . . . . . . . . . . . . . . . .10

SECTION 6.  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . 11

     6.1  AMENDMENTS IN WRITING. . . . . . . . . . . . . . . . 11
     6.2  NOTICES. . . . . . . . . . . . . . . . . . . . . . . 11
     6.3  NO WAIVER BY COURSE OF CONDUCT; CUMULATIVE REMEDIES. 11
     6.4  ENFORCEMENT EXPENSES; INDEMNIFICATION. . . . . . . . 11
     6.5  SUCCESSORS AND ASSIGNS. . . . . . . . . . . . . . . .11
     6.6  SET-OFF. . . . . . . . . . . . . . . . . . . . . . . 11
     6.7  COUNTERPARTS. . . . . . . . . . . . . . . . . . . . .12
     6.8  SEVERABILITY. . . . . . . . . . . . . . . . . . . . .12
     6.9  SECTION HEADINGS. . . . . . . . . . . . . . . . . . .12
    6.10  INTEGRATION. . . . . . . . . . . . . . . . . . . . . 12
    6.11  GOVERNING LAW. . . . . . . . . . . . . . . . . . . . 12
    6.12  SUBMISSION TO JURISDICTION; WAIVERS. . . . . . . . . 12
    6.13  ACKNOWLEDGEMENTS. . . . . . . . . . . . . . . . . . .13
    6.14  RELEASES. . . . . . . . . . . . . . . . . . . . . . .13
    6.15  WAIVER OF JURY TRIAL. . . . . . . . . . . . . . . . .13

SCHEDULES

Schedule 1     Notice Addresses
Schedule 2     Investment Property
Schedule 3     Perfection Matters
Schedule 4     Jurisdictions of Organization and Chief Executive
                Offices
Schedule 5     Inventory and Equipment Locations
Schedule 6     Intellectual Property


                       SECURITY AGREEMENT

          SECURITY AGREEMENT, dated as of June26, 2006, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "LOAN PARTIES"), in favor of Peloton Partners LLP, as administrative agent on behalf of the Lenders (in such capacity, the "AGENT"), in connection with the Credit Agreement, dated as of June 26, 2006 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Cadiz Inc. and Cadiz Real Estate LLC, as borrowers (together, the "BORROWER"), the lenders party thereto (the "Lenders") and the Agent.

                      W I T N E S S E T H:

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

          WHEREAS, it is a condition precedent to the obligation of the Lenders to make their extensions of credit to the Borrower under the Credit Agreement that the Loan Parties shall have executed and delivered this Agreement to the Agent;

          NOW, THEREFORE, in consideration of the premises hereunder, and to induce the Agent and the Lenders to enter into the Credit Agreement and the Lenders to make the extensions of credit to the Borrower thereunder, each Loan Party hereby agrees with the Agent as follows:


                  SECTION 1.  DEFINED TERMS

          1.1  DEFINITIONS

          Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Contracts, Documents, Equipment, Farm Products, General Intangibles, Goods, Instruments, Inventory, Letter-of-Credit Rights and Supporting Obligations. The following terms shall have the following meanings:

          "AGREEMENT": this Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "BORROWER OBLIGATIONS": the collective reference to the Obligations, as defined in the Credit Agreement.

          "COLLATERAL":  as defined in Section 2.

          "COLLATERAL ACCOUNT": any collateral account established by the Agent as provided in Section 5.1 or 5.4.

          "COPYRIGHT LICENSES": any written agreement naming any Loan Party as licensor or licensee (including, without limitation, those listed in Schedule 6), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

          "COPYRIGHTS": (i) all copyrights arising under the laws of the United States, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

          "DEPOSIT ACCOUNT":  as such term is defined in the New
York UCC, the deposit accounts listed on Schedule 2.

          "LOAN PARTIES":  the collective reference to each Loan
Party .

          "INTELLECTUAL PROPERTY": the collective reference to all rights, priorities and privileges relating to intellectual property arising under United States laws, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses.

          "INTERCOMPANY NOTE": any promissory note evidencing loans made by any Loan Party to another Loan Party.

          "INVESTMENT PROPERTY": the collective reference to (i) all "investment property" as such term is defined in Section 9-
102(a)(49) of the New York UCC and (ii) in any event, all Pledged
Notes and all Pledged Stock.

          "ISSUERS": the collective reference to each issuer of any Investment Property.

          "NEW YORK UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

          "LOAN PARTY OBLIGATIONS": with respect to any Loan Party, all obligations and liabilities of such Loan Party which may arise under or in connection with this Agreement, any other Loan Document to which such Loan Party is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agent that are required to be paid by such Loan Party pursuant to the terms of this Agreement, any other Loan Document).

          "OBLIGATIONS": (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each other Loan
Party, its Loan Party Obligations.

          "PATENT LICENSE": all agreements, whether written or oral, providing for the grant by or to any Loan Party of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in SCHEDULE 6.

          "PATENTS": (i) all letters patent of the United States, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in SCHEDULE 6, (ii) all applications for letters patent of the United States, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in SCHEDULE 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

          "PLEDGED NOTES":  all promissory notes listed on
SCHEDULE 2 and all Intercompany Notes at any time issued to any Loan Party and all other promissory notes issued to or held by any Loan Party.

          "PLEDGED STOCK": (i) the shares of Capital Stock listed on SCHEDULE 2 and (ii) any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person (other than a Subsidiary that is not a Loan Party) that may be issued or granted to, or held by, any Loan Party while this Agreement is in effect.

          "PROCEEDS":  all "proceeds" as such term is defined in
Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

          "RECEIVABLE": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

          "SECURITIES ACT": the Securities Act of 1933, as amended.

          "TRADEMARK LICENSE": any agreement, whether written or oral, providing for the grant by or to any Loan Party of any right to use any Trademark, including, without limitation, any of the foregoing referred to in SCHEDULE 6.

          "TRADEMARKS": (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States or any State thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in SCHEDULE 5, and (ii) the right to obtain all renewals thereof.

          1.2  OTHER DEFINITIONAL PROVISIONS

          (a)  The words "hereof," "herein", "hereto" and
"hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

          (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Loan
Party, shall refer to such Loan Party's Collateral or the relevant part thereof.


              SECTION 2.  GRANT OF SECURITY INTEREST

          Each Loan Party hereby grants to the Agent, on behalf of the Lenders, a security interest in, all of the following property now owned or at any time hereafter acquired by such Loan Party or in which such Loan Party now has or at any time in the future may acquire any right, title or interest (collectively, the "COLLATERAL"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Loan Party's
Obligations:

          (a)  all Accounts;

          (b)  all Chattel Paper;

          (c)  all Contracts;

          (d)  the Deposit Accounts;

          (e)  all Documents;

          (f)  all Equipment;

          (g)  all General Intangibles;

          (h)  all Instruments;

          (i)  all Intellectual Property;

          (j)  all Inventory;

          (k) all Investment Property (other than the capital stock of any Subsidiary that is not a Loan Party);

          (l)  all Letter-of-Credit Rights;

          (m)  all Goods not otherwise described above;

          (n)  all books and records pertaining to the foregoing; and

          (o) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

PROVIDED, HOWEVER, that notwithstanding any of the other provisions set forth in this Section 2, this Agreement shall not constitute a grant of a security interest in any property to the extent that such grant of a security interest is prohibited by any Requirements of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, Pledged Stock or Pledged Note, any applicable shareholder or similar agreement, except to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law.


            SECTION 3.  REPRESENTATIONS AND WARRANTIES

          To induce the Lenders and the Agent to enter into the Credit Agreement and the Lenders to make their extensions of credit to the Borrower thereunder, each Loan Party hereby represents and warrants to the Agent that:

          3.1  TITLE; NO OTHER LIENS

          Except for the security interest granted to the Agent pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Loan Party owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Agent pursuant to this Agreement or as are permitted by the Credit Agreement.

          3.2  PERFECTED FIRST PRIORITY LIENS

          The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Agent as collateral security for such Loan Party's Obligations, enforceable in accordance with the terms hereof against all creditors of such Loan Party and any Persons purporting to purchase any Collateral from such Loan Party and
(b) are prior to all other Liens on the Collateral in existence on the date hereof except, in the case of Collateral other than Pledged Stock, to the extent permitted by the Credit Agreement.

          3.3  JURISDICTION OF ORGANIZATION; CHIEF EXECUTIVE OFFICE

          On the date hereof, such Loan Party's jurisdiction of organization, identification number from the jurisdiction of organization (if any) and the location of such Loan Party's chief executive office or sole place of business or principal residence, as the case may be, are specified on SCHEDULE 3. Such Loan Party has furnished to the Agent a certified charter, certificate of incorporation or other organization document and long-form good standing certificate as of a date which is recent to the date hereof.

          3.4  INVENTORY AND EQUIPMENT

          On the date hereof, a material portion of the Inventory and the Equipment (other than mobile goods) are kept at the locations listed on SCHEDULE 5.

          3.5  FARM PRODUCTS

          None of the Collateral constitutes, or is the Proceeds of, Farm Products in any material respect.

          3.6  INVESTMENT PROPERTY

          The shares of Pledged Stock pledged by such Loan
Party hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Loan Party. All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable. Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. Such Loan Party is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

          3.7  RECEIVABLES

          No material amount payable to such Loan Party under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent. The amounts represented by such Loan Party to the Lenders from time to time as owing to such Loan Party in respect of the Receivables will at such times be accurate in all material respects.

          3.8  INTELLECTUAL PROPERTY

          Schedule 6 lists all registered or applied for Intellectual Property owned by such Loan Party in its own name on the date hereof which is material to such Loan Party.

          (a) On the date hereof, all material Intellectual Property is valid, subsisting, unexpired and enforceable, has not been abandoned and, to the best knowledge of such Loan Party, does not infringe the intellectual property rights of any other Person.

          (b) Except as set forth in SCHEDULE 6, on the date hereof, no material Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Loan Party is the licensor or franchisor.

          (c) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Loan Party's rights in, any Intellectual
Property in any respect that could reasonably be expected to have a Material Adverse Effect.

          (d) There is no action or proceeding pending, or, to the knowledge of such Loan Party, threatened, on the date hereof seeking to limit, cancel or question the validity of any Intellectual Property or such Loan Party's ownership interest therein that could reasonably be expected to have a Material
Adverse Effect.


                    SECTION 4.  COVENANTS

          Each Loan Party covenants and agrees with the Agent that, from and after the date of this Agreement until the Obligations shall have been paid in full:

          4.1  DELIVERY OF INSTRUMENTS, CERTIFICATED SECURITIES AND
               CHATTEL PAPER

          If any amount in excess of an aggregate principal amount of $100,000 payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Agent, duly indorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Agreement.

          4.2  PAYMENT OF OBLIGATIONS

          Such Loan Party will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such tax, assessment, charge or levy need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Loan Party or such failure to pay could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

          4.3  MAINTENANCE OF PERFECTED SECURITY INTEREST; FURTHER
               DOCUMENTATION

          Such Loan Party shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 3.2 and shall defend such security interest against the claims and demands of all Persons whomsoever, subject to the rights of such Loan Party under the Loan Documents to dispose of the Collateral. Such Loan Party will furnish to the Agent from time to time statements and schedules further identifying and describing the assets and property of such Loan Party and such other reports in connection therewith as the Agent may reasonably request, all in reasonable detail. At any time and from time to time, upon the written request of the Agent, and at the sole expense of such Loan Party, such Loan Party will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) to the extent commercially reasonable, in the case of Investment Property, the Deposit Accounts, Letter-of-Credit Rights and any other relevant Collateral, taking any actions necessary to enable the Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

          4.4  CHANGES IN LOCATIONS, NAME, ETC

          Such Loan Party will not, except upon 10 days' prior written notice to the Agent and delivery to the Agent of (a) all additional executed financing statements and other documents reasonably requested by the Agent to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to SCHEDULE 5 showing any additional location at which material Inventory or Equipment shall be kept:

     (i) change its jurisdiction of organization or the location of its chief executive office or sole place of business or principal residence from that referred to in Section 3.3; or

     (ii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Agent in connection with this Agreement would be misleading.

          4.5  NOTICES

          Such Loan Party will advise the Agent promptly in reasonable detail of:

          (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would materially adversely affect the ability of the Agent to exercise any of its remedies hereunder; and

          (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

          4.6  INVESTMENT PROPERTY

          (a) If such Loan Party shall become entitled to receive or shall receive after the date hereof any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Loan Party shall accept the same as the agent of the Agent, hold the same in trust for the Agent and deliver the same forthwith to the Agent in the exact form received, duly indorsed by such Loan Party to the Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Loan Party and with, if the Agent so requests, signature guaranteed, to be held by the Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Agent, be delivered to the Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Loan Party, such Loan Party shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Agent, segregated from other funds of such Loan Party, as additional collateral security for the Obligations.

          (b) Without the prior written consent of the Agent (not to be unreasonably withheld), such Loan Party will not (i) vote to enable, or take any other action to permit, any Issuer to issue any Capital Stock of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock of any nature of any Issuer (except pursuant to a transaction permitted by the Credit Agreement), (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or permitted by the Credit Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Loan Party or the Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof except as permitted by the Credit Agreement.

          (c) In the case of each Loan Party which is an Issuer, such Issuer agrees that it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it.

          (d) In the case of each Loan Party which holds Pledged Notes that have not been delivered into the possession of the Agent, such Loan Party agrees that it will not sell, transfer or otherwise dispose of such Pledged Notes to any other party other than another Loan Party under the Loan Documents, except for any sale, transfer or disposition in accordance with Section 6.15.

          4.7  RECEIVABLES

          Other than in the ordinary course of business consistent with its past practice and unless commercially reasonable, such Loan Party will not (i) (as to any Receivable which is a material amount) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could materially adversely affect the value thereof. Such Loan Party will deliver to the Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.


               SECTION 5.  REMEDIAL PROVISIONS

          5.1  CERTAIN MATTERS RELATING TO RECEIVABLES

          If required by the Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Loan Party, (i) shall be forthwith (and, in any event, within three Business
Days) deposited by such Loan Party in the exact form received, duly indorsed by such Loan Party to the Agent if required, in a Collateral Account maintained under the sole dominion and control of the Agent, subject to withdrawal by the Agent only as provided in Section 5.5, and (ii) until so turned over, shall be held by such Loan Party in trust for the Agent, segregated from other funds of such Loan Party. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. Upon the occurrence and during the continuance of an Event of Default, at the Lender's reasonable request, each Loan Party shall deliver to the Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

          5.2  COMMUNICATIONS WITH OBLIGORS; LOAN PARTIES
               REMAIN LIABLE

          The Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to the Lender's satisfaction the existence, amount and terms of any Receivables. Upon the request of the Agent at any time after the occurrence and during the continuance of an Event of Default, each Loan Party shall notify obligors on the Receivables that the Receivables have been assigned to the Agent and that payments in respect thereof shall be made directly to the Agent. Anything herein to the contrary notwithstanding, each Loan Party shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. The Agent shall not have any obligation or liability under any Receivable

(or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Agent of any payment relating thereto, nor shall the Agent be obligated in any manner to perform any of the obligations of any Loan Party under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          5.3  PLEDGED STOCK

          Unless an Event of Default shall have occurred and be continuing and the Agent shall have given notice to the relevant Loan Party of the Lender's intent to exercise its corresponding rights pursuant to Section 5.3 each Loan Party shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which, in the Lender's reasonable judgment, would materially impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document. If an Event of Default shall occur and be continuing and the Agent shall give notice of its intent to exercise such rights to the relevant Loan Party or Loan Parties, (i) the Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in such order as the Agent may determine and (ii) any or all of the Investment Property shall be registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Loan Party or the Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine), all without liability except to account for property actually received by it, but the Agent shall have no duty to any Loan Party to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing. Each Loan Party hereby authorizes and instructs each Issuer of any Investment Property pledged by such Loan Party hereunder to (i) comply with any instruction received by it from the Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Loan Party, and each Loan Party agrees that each Issuer shall be fully protected in so complying, and
(ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Lender.

          5.4  PROCEEDS TO BE TURNED OVER TO AGENT

          In addition to the rights of the Agent specified in
Section 5.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Loan Party consisting of cash, checks and other near-cash items shall be held by such Loan Party in trust for the Agent, segregated from other funds of such Loan Party, and shall, forthwith upon receipt by such Loan Party, be turned over to the Agent in the exact form received by such Loan Party (duly indorsed by such Loan Party to the Agent, if required). All Proceeds received by the Agent hereunder shall be held by the Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Agent in a Collateral Account (or by such Loan Party in trust for the Lender) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 5.5.

          5.5  APPLICATION OF PROCEEDS

          At such intervals as may be agreed upon by the Borrower and the Agent or, if an Event of Default shall have occurred and be continuing, at any time at the Lender's election, the Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, in payment of the Obligations in the following order: FIRST, to any costs, fees and expenses incurred by the Agent in connection with this Agreement, the Credit Agreement, any other Loan Document or any of the Obligations (including the reasonable costs, fees and expenses of its agents and legal counsel, and any costs or expenses incurred in connection with the exercise by the Agent of any right or remedy under this Agreement, the Credit Agreement or any other Loan Document); SECOND, to the ratable satisfaction of the Obligations; and THIRD, any balance of remaining Proceeds to the Borrower or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full and the Commitments shall have terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

          5.6  CODE AND OTHER REMEDIES

          If an Event of Default shall occur and be continuing, the Agent may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of the Agent under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Loan Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Loan Party, which right or equity is hereby waived and released. Each Loan Party further agrees, at the Lender's request, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at such Loan Party's premises or elsewhere. The Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in the order as set forth in Section 5.5, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a) of the New York UCC, need the Agent account for the surplus, if any, to any Loan Party. To the extent permitted by applicable law, each Loan Party waives all claims, damages and demands it may acquire against the Agent arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          5.7  DEFICIENCY

          Each Loan Party shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Agent to collect such deficiency.

                  SECTION 6.  MISCELLANEOUS

          6.1  AMENDMENTS IN WRITING

          None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 8.1 of the Credit Agreement.

          6.2  NOTICES

          All notices, requests and demands to or upon the Agent or any Loan Party hereunder shall be effected in the manner provided for in Section 8.2 of the Credit Agreement.

          6.3  NO WAIVER BY COURSE OF CONDUCT; CUMULATIVE REMEDIES

          The Agent shall not by any act (except by a written instrument pursuant to Section 6.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Agent any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          6.4  ENFORCEMENT EXPENSES; INDEMNIFICATION

          Each Loan Party agrees to pay, and to save the Agent harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement, except to the extent such liabilities were caused by the gross negligence or willful misconduct of the Agent, as determined by a final and nonappealable decision of a court of competent jurisdiction. Each Loan Party agrees to pay, and to save the Agent harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 9.5 of the Credit Agreement. The agreements in this Section 6.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

          6.5  SUCCESSORS AND ASSIGNS

          This Agreement shall be binding upon the successors and assigns of each Loan Party and shall inure to the benefit of the Agent and its successors and assigns; provided that no Loan Party may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Lender.

          6.6  SET-OFF

          Each Loan Party hereby irrevocably authorizes the Agent at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Loan Party or any other Loan Party, any such notice being expressly waived by each Loan Party, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Agent to or for the credit or the account of such Loan Party, or any part thereof in such amounts as the Agent may elect, against and on account of the obligations and liabilities of such Loan Party to the Agent hereunder and claims of every nature and description of the Agent against such Loan Party, in any currency, whether arising hereunder, under the Credit Agreement or any other Loan Document, as the Agent may elect, whether or not the Agent has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Agent shall notify such Loan Party promptly of any such set-off and the application made by the Agent of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent under this
Section 6.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent may have.

          6.7  COUNTERPARTS

          This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts
(including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          6.8  SEVERABILITY

          Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          6.9  SECTION HEADINGS

          The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          6.10 INTEGRATION

          This Agreement, the other Loan Documents represent the agreement of the Loan Parties and the Agent with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent relative to subject matter hereof not expressly set forth or referred to herein, in the other Loan Documents.

          6.11 GOVERNING LAW

          THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW
YORK AND APPLICABLE FEDERAL LAW.

          6.12 SUBMISSION TO JURISDICTION; WAIVERS

          Each Loan Party hereby irrevocably and
unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State and County of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Loan Party at its address referred to in Section 6.2 or at such other address of which the Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

          6.13 ACKNOWLEDGEMENTS

          Each Loan Party hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

          (b) the Agent has no fiduciary relationship with or duty to any Loan Party arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Loan Parties, on the one hand, and the Agent, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Loan Parties and the Lender.

          6.14 RELEASES

          At such time as the Loans and the other Obligations shall have been paid in full, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Agent and each Loan Party hereunder (including all guarantee obligations) shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Loan Parties. At the request and sole expense of any Loan Party following any such termination, the Agent shall deliver to such Loan Party any Collateral held by the Agent hereunder, and execute and deliver to such Loan Party such documents as such Loan Party shall reasonably request to evidence such termination. If any of the Collateral shall be sold, transferred or otherwise disposed of by any Loan Party in a transaction permitted by the Credit Agreement, then the Agent, at the request and sole expense of such Loan Party, shall execute and deliver to such Loan Party all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.

          6.15 WAIVER OF JURY TRIAL

          EACH GRANTOR AND THE LENDER HEREBY IRREVOCABLY AND
UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR
PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT
AND FOR ANY COUNTERCLAIM THEREIN.

          IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                              LOAN PARTIES:




                              CADIZ INC.


                              By:
                              Name:
                              Title:







                              CADIZ REAL ESTATE LLC


                              By:
                              Name:
                              Title:





                              AGENT:




                              PELOTON PARTNERS LLP


                              By:
                              Name:
                              Title:





                                                       SCHEDULE 1



                  NOTICE ADDRESSES OF GRANTORS





c/o Cadiz Inc.
777 S. Figueroa Street
Suite 4250
Los Angeles, CA 90017
Attention: Chief Financial Officer
Telecopy: 213-271-1614
Telephone: 213-271-1600




                                                       SCHEDULE 2



               DESCRIPTION OF INVESTMENT PROPERTY

Pledged Stock:


    Issuer          Class of          Stock          No. of Shares
                      Stock      Certificate No.

  Cadiz Real       Membership          N/A           100% Interest
  Estate LLC        Interest








Pledged Notes:


          Issuer                     Payee        Principal Amount
N/A




                                                       SCHEDULE 3



                    FILINGS AND OTHER ACTIONS
             REQUIRED TO PERFECT SECURITY INTERESTS

                 UNIFORM COMMERCIAL CODE FILINGS

          LOAN PARTY                 UCC FILING JURISDICTIONS

Cadiz Inc.                             Delaware, California
                                      San Bernardino County,
                                            California

Cadiz Real Estate LLC                  Delaware, California
                                      San Bernardino County,
                                            California


                  PATENT AND TRADEMARK FILINGS

                              None


             ACTIONS WITH RESPECT TO PLEDGED STOCK**
                               N/A




                                                       SCHEDULE 4



  LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE
                             OFFICE



       LOAN PARTY          JURISDICTIO     LOCATION OF CHIEF
                              N OF          EXECUTIVE OFFICE
                           ORGANIZATIO
                                N


  Cadiz Inc.                Delaware           Suite 4250
                                           777 South Figueroa
                                                  St.
                                            Los Angeles, CA
                                                 90017

                                               Suite 4250
  Cadiz Real Estate LLC     Delaware       777 South Figueroa
                                                  St.
                                            Los Angeles, CA
                                                 90017




                                                       SCHEDULE 5



              LOCATIONS OF INVENTORY AND EQUIPMENT



           LOAN PARTY                      LOCATIONS



                                           Suite 4250
           Cadiz Inc.              777 South Figueroa Street
                                     Los Angeles, CA  90017
     Cadiz Real Estate LLC                 Suite 4250
                                   777 South Figueroa Street
                                     Los Angeles, CA  90017
                                     96-726 National Trails
                                            Highway
                                        Cadiz, CA  92304



                                                       SCHEDULE 6


                COPYRIGHTS AND COPYRIGHT LICENSES


                             [None]



                   PATENTS AND PATENT LICENSES



                             [None]



                TRADEMARKS AND TRADEMARK LICENSES



                             [None]


--------------------------------------------------------------------------------

                                                                      EXHIBIT B


                 FORM OF COMPLIANCE CERTIFICATE


                      [on Cadiz letterhead]


Peloton Partners LLP
17 Broadwick Street
London, England W1F 0DJ
Attention: Ron Beller

          Re:  Compliance Certificate dated _______________


Ladies and Gentlemen:

          Reference is made to that certain Credit Agreement, dated as of June __, 2006 (as amended, the "CREDIT AGREEMENT"), by and among CADIZ INC. ("CADIZ") and CADIZ REAL ESTATE LLC, as borrowers (together, the "BORROWER"), the lenders party thereto and PELOTON PARTNERS LLP, as administrative agent (the "AGENT"). Capitalized terms used in this Compliance Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein.

          Pursuant to SCHEDULE 5.2 of the Credit Agreement, the undersigned, being a Responsible Officer of Cadiz, hereby certifies that:

          1. The financial information of the Borrower furnished in SCHEDULE 1 attached hereto, has been prepared in accordance with GAAP (except for year-end adjustments and the lack of footnotes), and fairly presents in all material respects the financial condition of Cadiz and its Subsidiaries.

          2. The undersigned has reviewed the terms of the Credit Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of the Cadiz and its Subsidiaries during the accounting period covered by the financial statements delivered pursuant to SCHEDULE 5.2 of the Credit Agreement.

          3. Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof, of any event or condition that constitutes a Default or Event of Default, except for such conditions or events listed on SCHEDULE 2 attached hereto, specifying the nature and period of existence thereof and what action the Cadiz and its Subsidiaries have taken, are taking, or propose to take with respect thereto.

          4. The representations and warranties of the Cadiz and its Subsidiaries set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent they relate to a specified date), except as set forth on SCHEDULE 3 attached hereto.



          IN WITNESS WHEREOF, this Compliance Certificate is
executed by the undersigned this _____ day of _______________,
________.

                              CADIZ INC.

                              By:
                              Name:
                              Title:



                            SCHEDULE 1

                      Financial Information



                            SCHEDULE 2

                   Default or Event of Default



                            SCHEDULE 3

                 Representations and Warranties


--------------------------------------------------------------------------------

                                                                      EXHIBIT C

                   FORM OF CLOSING CERTIFICATE

          This Closing Certificate is being delivered in connection with the execution and delivery of that certain Credit Agreement, dated as of June __, 2006 (the "CREDIT AGREEMENT"), by and among CADIZ INC., a Delaware corporation ("CADIZ"), and CADIZ REAL ESTATE LLC, a Delaware limited liability company ("cre"; together with Cadiz, the "BORROWER"), the lenders party thereto (the "Lenders") and PELOTON PARTNERS LLP, as administrative agent (the "AGENT").

          All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Credit
Agreement.

          The undersigned, in the name of and on behalf of [Cadiz] [CRE] (the "COMPANY"), hereby certifies that he is the [Secretary] of the Company and that:

          1. Attached hereto as ANNEX "A" are board minutes reflecting certain resolutions of the Company that were duly adopted by the [Board of Directors] [Members] on June __, 2006. Such resolutions are in full force and effect, and authorize and approve, on behalf of the Company, (i) the Credit Agreement and
(ii) each of the other Loan Documents.

          2. Attached hereto as ANNEX "B" is a true and complete copy of the Certificate of [Incorporation] [Formation]of the Company, certified by the Secretary of State of the State of California.

          3. Attached hereto as ANNEX "C" is true and complete copy of the [By-laws] [Limited Liability Company Agreement] of the Company, and such document has not been amended, modified, revoked or rescinded and is in full force and effect as of the date hereof.

          4. Attached hereto as ANNEX "D" is true and complete copy of a "good standing" certificate for the Company, certified by the Secretary of State of the State of California.

          5. [__________] is the duly elected and qualified [____________] of the Company and his signature below is his genuine signature. He is authorized to execute and deliver, on behalf of the Company, the Loan Documents and any certificate or other document to be executed and delivered by the Company pursuant to the Loan Documents.


          [remainder of page intentionally left blank]


IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of June, 2006.


                                   [____________]
                                   [Secretary]


          I, [_______________], [______________], hereby certify
in my capacity as [____________] of the Company that [______________] is the duly elected, qualified and acting
[Secretary] of the Company and that the signature appearing above is his genuine signature.

          IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of June, 2006.


                                   [____________]
                                   [____________]





                             ANNEX A




                             ANNEX B




                             ANNEX C




                             ANNEX D



--------------------------------------------------------------------------------

                                                                     EXHIBIT D

WHEN RECORDED MAIL TO:
GREENBERG TRAURIG LLP
2450 Colorado Avenue, Suite 400 E
Santa Monica, California 90404
Attn.:  Fernando Villa, Esq.

_________________________________________________________________

            SPACE ABOVE THIS LINE FOR RECORDER'S USE

     DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY
        AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING


          THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING (this "DEED OF TRUST") is made as of June 26, 2006, by and among Cadiz, Inc. a Delaware corporation, with an address of 777 South Figueroa Street, Suite 4250, Los Angeles, California, 90017 ("CADIZ") and Cadiz Real Estate LLC, a Delaware limited liability company with an address of 777 South Figueroa Street, Suite 4250, Los Angeles, California, 90017 ("CRE") (collectively, ("TRUSTOR"), to Chicago Title Company, whose address is 560 East Hospitality Lane, San Bernardino, California, 92408 ("TRUSTEE") for the benefit of Peloton Partners LLP, a limited liability partnership organized under the laws of England and Wales with an address of 17 Broadwick Street, London, England WIF 0DJ (together with any successor beneficiaries, "BENEFICIARY"). Beneficiary serves as administrative agent (the "AGENT") for the lenders set forth on SCHEDULE 1 (which lenders may change from time to time).

                            ARTICLE I
                 GRANTS AND OBLIGATIONS SECURED

          A.   GRANT

          1.1. FOR GOOD AND VALUABLE CONSIDERATION, including the indebtedness herein recited and the trust herein created, the receipt of which is hereby acknowledged, Trustor hereby irrevocably grants, transfers, conveys and assigns to Trustee, IN TRUST, WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, for the benefit and security of Beneficiary, under and subject to the terms and conditions hereinafter set forth, and grants to Beneficiary a security interest in the following property, rights, interests and estates of Trustor whether now owned or hereafter acquired:

          (i) that certain real property located in the County of San Bernardino, State of California more particularly described in EXHIBIT A-1 attached hereto and by this reference incorporated herein (all such real property described in EXHIBIT A-1 is collectively referred to herein as the "PREMISES");

          (ii) TOGETHER WITH any and all structures, buildings and improvements and any and all alterations now or hereafter located or erected on the Premises, all pumps and pumping stations used in connection therewith and all shares of stock evidencing the same, all fixtures, attachments, appliances, equipment, machinery, furnishings, inventory and other articles or property used or usable in connection with the Premises or attached or affixed in any manner to said structures, buildings and improvements including, but not limited to all storage tanks and pipelines, all gas, electric, heating, cooling, air conditioning, refrigeration, ventilation, sanitation, and plumbing fixtures and equipment and any additions to, substitutions for, changes or replacements of the whole or any part thereof (collectively, the "IMPROVEMENTS"), all of which shall be deemed and construed to be a part of the realty;

          (iii)TOGETHER WITH all rents, earnings, issues, profits, royalties, income, accounts receivable, revenues, deposits, security deposits, receipts and other benefits (collectively, the "RENTS") derived or generated from the use and operation of the Premises, Improvements and the Collateral (as hereinafter defined) or to which Trustor may be entitled, whether now due, past due or to become due or from any lease, sublease, license, franchise or concession or other agreement now or hereafter affecting all or any portion of the Premises or the Improvements or the use, operation or occupancy thereof (collectively, the "LEASES"), subject to the terms and provisions of ARTICLE 3 hereof;

          (iv) TOGETHER WITH all right, title and interest now or hereafter appertaining, belonging to or acquired by Trustor in and to any easements, rights-of-way, rights, licenses, profits, and privileges used in connection therewith or as a means of access thereto, including, without limiting the generality of the foregoing, all rights pursuant to any trackage agreement and all rights to the nonexclusive use of common drive entries, any after acquired title and reversion in or to each and every part of all streets, roads, highways and alleys adjacent to and adjoining the same, and all tenements, hereditaments and appurtenances thereof and thereto;

          (v) TOGETHER WITH all right, title and interest of Trustor, whether owned legally, of record, equitably, beneficially or otherwise, whether constituting real or personal property (or subject to any other characterizations), whether created or authorized under existing or future laws or regulations, and however arising, in all water rights and assets (collectively, the "WATER RIGHTS AND ASSETS"), including without limitation, the following:

          (a) All water (including any water inventory in storage), water rights and entitlements, other rights to water and other rights to receive water or water rights of every kind or nature whatsoever including (1) the groundwater on, under, pumped from or otherwise available to the Premises, whether as the result of groundwater rights, contractual rights or otherwise, (ii) Trustor's right to remove and extract any such groundwater including any permits, rights or licenses granted by any governmental authority or agency or any rights granted or created by any use, easement, covenant, agreement, or contract with any person or entity, (iii) any rights to which the Premises is entitled with respect to surface water, whether such right is appropriative, riparian, prescriptive, decreed or otherwise and whether or not pursuant to permit or other governmental authorization, or the right to store any such water, (iv) any water, water right, water allocation, distribution right, delivery right, water storage right, or other water-related entitlement appurtenant or otherwise applicable to the Premises by virtue of the Premises being situated within the boundaries of any district, agency, or other governmental entity or within the boundaries of any private water company, mutual water company, or other non-governmental entity, and (v) all rights in and to pumping plants, pipes, flumes and all rights in ditches for irrigation of the Premises;

          (b) All stock, interest or rights (including any water allocations, voting or decision rights) in any entity, together with any and all rights from any entity or other person to acquire, receive, exchange, sell, lease or otherwise transfer any water or other Water Rights and Assets, to store, deposit or otherwise create water credits in a water bank or similar or other arrangements for allocating water, to transport or deliver water, or otherwise to deal with any Water Rights and Assets;

          (c) All licenses, permits, approvals, contracts, decrees, rights and interests to acquire or appropriate any water or other Water Rights and Assets, water bank or other credits evidencing any right to water or other Water Rights and Assets, to store, carry, transport or deliver water or other Water Rights and Assets, to sell, lease, exchange, or otherwise transfer any water or other Water Rights and Assets, or to change the point for diversion of water, the location of any water or Water Rights and Assets, the place of use of any water or Water Rights and Assets, or the purpose of the use of any water or Water Rights and Assets;

          (d) All rights, claims, causes of action, judgments, awards, and other judicial, arbiter or administrative relief in any way relating to any water or Water Rights and Assets;

          (e) All storage and treatment rights for any water or any other Water Rights and Assets, whether on or off the Premises or other property of Trustor, together with all storage tanks, and other equipment used or usable in connection with such storage and any water bank deposit credits, deposit accounts;

          (f) All rights to transport, carry, allocate or otherwise deliver water or other Water Rights and Assets by any means wherever located;

          (g) All guaranties, warranties, marketing, management or service contracts, indemnity agreements, and water right agreements, other water related contracts and water reallocation rights, all insurance policies regarding or relating to any Water Rights and Assets; and

          (h) All rents, issues, profits, proceeds and other accounts, instruments, chattel paper, contract rights, general intangibles, deposit accounts, and other rights to payment arising from or on account of any use, nonuse, sale, lease, transfer or other disposition of any Water Rights and Assets.

          The references to "water" and "water rights and assets" are used herein in the broadest and most comprehensive sense of the terms. The term "water" includes water rights and rights to water or whatever rights to money, proceeds, property or other benefits are exchanged or received for or on account of any Water Rights and Assets or any conservation or other nonuse of water, including whatever rights are achieved by depositing shares of any Water Right and Assets in any water bank or with any water authority, or any other water reallocation rights;

          TOGETHER WITH all leasehold estates, rights, titles and interests of Trustor in, to and under all leases, permits, subleases, licenses, franchises and other agreements covering the Premises however characterized, issued or in any way furnished, whether necessary or not for the operation and use of the Premises, including, without limitation, building permits, certificates of occupancy, environmental certificates of operation relating to, the Improvements or any portion thereof now or hereafter existing or entered into, and all rights, titles and interests of Trustor thereunder, including, without limitation, all cash or security deposits, advance rentals, and deposits or payments of similar nature;

          TOGETHER WITH all right, title and interest now owned or hereafter acquired by Trustor in and to any greater estate in the Premises or the Improvements;

          (vi) TOGETHER WITH all the estate, interest, right, title, other claim or demand, both in law and in equity, including claims or demands with respect to the proceeds of insurance in effect with respect to the Premises or the Improvements, which Trustor now has or may hereafter acquire in the Premises or the Improvements, and any and all awards made for the taking by eminent domain, or by any proceeding of purchase in lieu thereof, of any other component of the whole or any part of the Trust Estate (as hereinafter defined), including, without limitation, any awards resulting from a change of grade of streets and awards for severance damages;

          (vii)TOGETHER WITH all right, title and interest now owned or hereafter acquired by Trustor in and to any and all articles of personal property of every kind and nature whatsoever and any additions to, substitutions for, changes in or replacements of the whole or any part thereof, including, without limitation, all goods, fixtures, wall-beds, wall-safes, built-in furniture and installations, shelving, partitions, door-stops, vaults, elevators, dumb-waiters, awnings, window shades, venetian blinds, light fixtures, fire hoses and brackets and boxes for the same, fire sprinklers, alarm systems, drapery rods and brackets, screens, linoleum, carpets, plumbing, laundry tubs and trays, iceboxes, refrigerators, heating units, stoves, ovens, water heaters, incinerators, furniture and furnishings, communication systems, all specifically designed installations and furnishings and all of said articles of property, the specific enumerations herein not excluding the general, now or at any time hereafter affixed to, attached to, placed upon, used or useful in any way in connection with the use, enjoyment, occupancy or operation of the Premises or the Improvements or any portion thereof and owned by Trustor or in which Trustor now has or hereafter acquires an interest, and all building materials, supplies, tools and equipment now or hereafter delivered to the Premises and intended to be installed or placed in or about the Improvements;

          (viii)TOGETHER WITH all inventory in all of its forms (except real estate), wherever located, now or hereafter existing, including, but not limited to, (a) all plastic, corrugated and other containers and raw materials and work in progress therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof, (b) goods in which the Trustor has an interest in mass or a joint or other interest or right or interest of any kind (including, without limitation, goods in which the Trustor has an interest or right as consignee), and (c) goods which are returned to or repossessed by the Trustor, and all accessions thereto and products thereof and documents therefor;

          (ix) TOGETHER WITH all farm products in all of their respective forms, wherever located, now or hereafter existing, to be planted or grown on the Premises (including, but not limited to, crops, nursery stock, root stock, container grown products, seedlings, vines, trees, and other plants or plant products, fertilizers and herbicides), but specifically excluding growing crops, and all accessions to and products of and documents for any of the foregoing;

          (x) TOGETHER WITH all general intangibles relating to design, development, operation, management and use of the Premises and construction of the Improvements, including, but not limited to,

          (a) all permits, licenses, authorizations, variances, land use entitlements, approvals and consents issued or obtained in connection with the construction of the Improvements, (b) all permits, licenses, approvals, consents, authorizations, franchises and agreements issued or obtained in connection with the use, occupancy or operation of the Premises or the Improvements, (c) all rights as a declarant (or its equivalent) under any covenants, conditions and restrictions or other matters of record affecting the Premises or the Improvements, (d) all materials prepared for filing or filed with any governmental agency, (e) all rights under any contract in connection with the development, design, use, operation, management and construction of the Premises or the Improvements and (f) all books and records prepared and kept in connection with the acquisition, construction, operation and occupancy of the Premises, the Improvements and any other component of the Trust Estate (as defined in Section 1.2 below);

          (xi) TOGETHER WITH all construction, service, engineering, consulting, leasing, architectural and other similar contracts of any nature (including, without limitation, those of any general contractors, subcontractors and materialmen), as such may be modified, amended or supplemented from time to time, concerning the design, construction, management, operation, occupancy, use, and/or disposition of any other component of any portion of or all of the Trust Estate;

          (xii)TOGETHER WITH all architectural drawings, plans, surveys, specifications, soil tests and reports, feasibility studies, appraisals, engineering reports and similar materials relating to any portion or all of the Premises and the Improvements;

          (xiii)TOGETHER WITH all payment and performance bonds or guarantees and any and all modifications and extensions thereof relating to the Premises and the Improvements;

          (xiv)TOGETHER WITH all reserves, deferred payments, deposits, refunds, cost savings, letters of credit and payments of any kind relating to the construction, design, development, operation, occupancy, use and disposition of any other component of all or any portion of the Trust Estate, including, without limitation, any property tax rebates now owing or hereafter payable to Trustor;

          (xv) TOGETHER WITH all proceeds of the loan secured hereby and any commitment by any lender to extend permanent or additional construction or other financing to Trustor relating to any other component of the Trust Estate;

          (xvi)TOGETHER WITH all proceeds and claims arising on account of any damage to or taking of any other component of the Trust Estate or any part thereof, and all causes of action and recoveries for any loss or diminution in the value of any other component of the Trust Estate;

          (xvii)TOGETHER WITH all policies of, and proceeds resulting from, insurance relating to any other component of the Trust Estate or any of the above collateral, and any and all riders, amendments, renewals, supplements or extensions thereof, and all proceeds thereof;

          (xviii)TOGETHER WITH all deposits made with or other security given to utility companies by Trustor with respect to the Premises and/or the Improvements, and all advance payments of insurance premiums made by Trustor with respect thereto and claims or demands relating to insurance and all deposit accounts wherever located;

          (xix)TOGETHER WITH all shares of stock or other evidence of ownership of any other component of any part of the Trust Estate that is owned by Trustor in common with others, including all water stock relating to the Premises or the Improvements, if any, and all documents or rights of membership in any owners' or members' association or similar group having responsibility for managing or operating any part of the Premises or the Improvements;

          (xx) TOGETHER WITH all proceeds, whether cash, promissory notes, contract rights or otherwise, of the sale or other disposition of all or any part of the estate of Trustor upon the Trust Estate now or hereafter existing thereon (provided, however, the foregoing shall not authorize or entitle Trustor to dispose of the Trust Estate, except as may be permitted pursuant to the Loan Documents (as defined below);

          (xxi)TOGETHER WITH all sales contracts, escrow agreements and broker's agreements concerning the sale of any other component of any or all of the Trust Estate;

          (xxii)TOGETHER WITH any and all monies and other property, real or personal which may from time to time be subjected to the lien hereof by Trustor or by anyone on its behalf or with its consent, or which may come into the possession or be subject to the control of Trustee or Beneficiary pursuant to this Deed of Trust, that certain Credit Agreement dated as of June 26, 2006 among Trustor and Beneficiary, in the capacities set forth therein (the "CREDIT AGREEMENT") or any other document, instrument or agreement evidencing or securing the indebtedness evidenced thereby or secured hereby (collectively, the "LOAN DOCUMENTS") including, without limitation, any protective advances under this Deed of Trust;

          (xxiii)TOGETHER WITH all right, title, interest or beneficial ownership whether directly or indirectly, in that certain real property described in EXHIBIT A-2;

          (xxiv)TOGETHER WITH all Goods, Accounts, Documents, Instruments, Money, Chattel Paper and General Intangibles, as those terms are defined in the Commercial Code from time to time in effect in the State of California ("CALIFORNIA COMMERCIAL CODE") (collectively with the property described in subsections
(x) through (xxiv), the "COLLATERAL").

          The security interest granted by SECTION 1.1 with respect to the property described in SUBSECTION (iii) above is intended by Trustor to be subject to the provisions of ARTICLE 3 hereof and shall not take priority unless and until the license granted to Beneficiary by Trustor in ARTICLE 3 is for any reason deemed to be ineffective, terminated or revoked.

          1.2. MINERAL RIGHTS. Trustor hereby assigns and transfers to Beneficiary all damages, royalties and revenue of every kind, nature and description whatsoever that Trustor may be entitled to receive from any person or entity owning or having or hereafter acquiring a right to the oil, gas or mineral rights and reservations of the Premises, with the right of Beneficiary to receive and receipt therefor, and apply the same to the indebtedness secured hereby either before or after any default hereunder, and Beneficiary may demand, sue for and recover any such payments but shall have no duty to do so.

The entire estate, property and interest hereby conveyed to Trustee in SECTIONS 1.1 and 1.2 of this ARTICLE 1(A) may hereafter be collectively referred to as the "TRUST ESTATE."

          1.3. FIXTURE FILING. The personal property in which beneficiary has a security interest includes goods which are or shall become fixtures on the Premises. This Deed of Trust is intended to serve as a fixture filing pursuant to the terms of Division 9 of the California Commercial Code. This filing is to be recorded in the real estate records of the county in which the Premises is located. This filing remains in effect as a fixture filing until this Deed of Trust is released or satisfied of record or its effectiveness otherwise terminates as to the Trust Estate. In that regard, the following information is provided:

          Names of Debtor:  Cadiz Inc. and Cadiz Real Estate LLC

          Address of Debtor:  See SECTION 5.5 hereof.

          Name of Secured Party: Peloton Partners LLP (as administrative agent and Lender)

          Address of Secured Party:  See SECTION 5.5 hereof.

          Trustor is the owner of a record interest in the real estate concerned. Trustor warrants and agrees that there is no financing statement covering the foregoing Collateral, the Premises, the Improvements, the Trust Estate, or any part thereof, on file in any public office except as set forth on
SCHEDULE 2 attached hereto.

          B.   OBLIGATIONS SECURED

          1.1. FOR THE PURPOSE OF SECURING, IN SUCH ORDER OF
               PRIORITY AS BENEFICIARY MAY DETERMINE (collectively, the "Obligations"):

          (i) payment of indebtedness in the total principal amount of up to $36,375,000, with interest thereon, pursuant to the terms of the Credit Agreement executed by Trustor and payable to Beneficiary, and any and all modifications, extensions, renewals and replacements thereof are by this reference hereby made a part hereof;

          (ii) payment of all sums advanced by Beneficiary to protect the Trust Estate, with interest thereon at the lesser of (a) the rate otherwise applicable to the outstanding loans under section
2.4 of the Credit Agreement plus four percent (4%), or (b) the maximum interest rate permitted by applicable law (which rate of interest is hereinafter referred to as the "AGREED RATE").

          (iii)payment of all other sums, with interest thereon, which may hereafter be loaned to Trustor, its partners, or its successors or assigns, by Beneficiary, or its successors or assigns, and all renewals, extensions, modifications, changes or amendments thereto, reciting that they are secured by this Deed of Trust;

          (iv) performance of every obligation, covenant or agreement of Trustor contained herein and all supplements, amendments and modifications thereto and all extensions and renewals thereof;

          (v) performance of every obligation, covenant and agreement of Trustor contained in any Loan Document or any agreement now or hereafter executed by Trustor which recites that the obligations thereunder are secured by this Deed of Trust; and

          (vi) compliance with and performance of each and every material provision of any declaration of covenants, conditions and restrictions pertaining to the Trust Estate or any portion thereof.

          TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR
HEREBY COVENANTS AND AGREES AS FOLLOWS:


                           ARTICLE II
               COVENANTS AND AGREEMENTS OF TRUSTOR

          2.1. AUTHORITY. Trustor represents and warrants that it is duly authorized and has full corporate power to execute this Deed of Trust and enter into the transactions described herein.

          2.2. PAYMENT OF SECURED OBLIGATIONS. Trustor shall pay when due the principal of and the interest on the indebtedness as stated in the Credit Agreement; all charges, fees and other sums as provided in the Loan Documents; the principal of and interest on any future advances secured by this Deed of Trust; and the principal of and interest on any other indebtedness secured by this Deed of Trust.

          2.3. FEES AND EXPENSES. Trustor shall pay all filing, registration or recording fees and taxes and all expenses incident to the execution, delivery and recording of this Deed of Trust, any mortgage instrument supplemental hereto, any security instrument with respect to such portion of the Collateral, any Uniform Commercial Code financing statements and continuation statements, and any instrument of further assurance reasonably required by Trustee or Beneficiary to be filed, registered or recorded pursuant to this Deed of Trust.

          2.4. MAINTENANCE, REPAIR, ALTERATIONS. Trustor shall keep the Premises and Improvements in good condition and repair; Trustor shall not remove, demolish or substantially alter any material portion of the Improvements (other than in the ordinary course of constructing tenant improvements) except upon the prior written consent of the Beneficiary or as may be required by any law, ordinance, rule, regulation or order of any governmental authority or political subdivision having jurisdiction over the Trust Estate; Trustor shall complete promptly and in a good and workmanlike manner any Improvement which may be now or hereafter constructed on the Premises and promptly restore in like manner any portion of the Improvements which may be damaged or destroyed from any cause whatsoever, and pay when due all claims for labor performed and materials furnished therefor; Trustor shall not initiate or acquiesce in any change of zoning or other land classification without Beneficiary's prior written consent;
Trustor shall comply in all material respects with all laws, ordinances, regulations, covenants, conditions and restrictions now or hereafter affecting the Trust Estate or any part thereof or requiring any alterations or improvements; Trustor shall not commit or permit any waste or deterioration of the Trust Estate, and shall keep and maintain abutting grounds, sidewalks, roads, parking and landscape areas in good and neat order and repair;
and Trustor shall not commit, suffer or permit any act to be done in or upon the Trust Estate in violation of any law, ordinance or regulation or of any matter of record affecting the Trust Estate.

          2.5. REQUIRED INSURANCE. Trustor shall procure and maintain or shall cause to be procured and maintained continuously in effect until repayment and performance of all Obligations, policies of insurance in form and amounts and issued by companies, associations or organizations satisfactory to Beneficiary covering such casualties, risks, perils, liabilities and other hazards required by Beneficiary, including, without limitation, any insurance required under any of the Loan Documents. All original policies, or certificates thereof, and endorsements and renewals thereof shall be delivered to and retained by Beneficiary unless Beneficiary waives this requirement in writing. All policies shall expressly protect or recognize
Beneficiary's interest as required by Beneficiary.

          2.6. GENERAL REQUIREMENTS. All policies to be maintained pursuant to SECTION 2.5 shall (a) be issued by companies with a Best's Insurance Guide rating of at least A-VII and duly qualified and authorized to do such business in the State of California and approved by Beneficiary, (b) provide for severability of interests, (c) provide that an act or omission of one of the named insureds shall not reduce or avoid coverage to the other named insureds, (d) shall be subject to the approval of Beneficiary as to the insuring companies, amount, deductibles, content and forms of policies and expiration dates, and (e) provide that it cannot be cancelled or materially modified without ten (10) days, prior written notice to Beneficiary. Any policy to be maintained hereunder may be maintained under a so-called "blanket policy" insuring other parties and/or other locations so long as the amount of insurance and type of insurance coverage required to be provided hereunder is not thereby diminished, changed or adversely affected.

          2.7. DELIVERY OF POLICIES, PAYMENT OF PREMIUMS.

          (i) At Beneficiary's option, all policies of insurance shall either have attached thereto a lender's loss payable endorsement for the benefit of Beneficiary in form satisfactory to Beneficiary or shall name Beneficiary as an additional insured. At least (10) days prior to the expiration of each required policy, Trustor shall deliver to Beneficiary evidence reasonably satisfactory to Beneficiary of the renewal or replacement (and, if payment is due at the same time, evidence of the payment of premium) of such policy continuing insurance in form as required by this Deed of Trust. At least (10) days prior to the date when any premium on each such required policy is due, Trustor shall deliver to Beneficiary evidence reasonably satisfactory to Beneficiary of the payment of such premium. All such policies shall contain a provision that, notwithstanding any contrary agreement between Trustor and the insurance company, such policies will not be cancelled, allowed to lapse without renewal, surrendered or materially amended, which term shall include any reduction in the scope or limits of coverage, without at least ten (10) days prior written notice to, and (other than a termination for non-payment) the consent of, Beneficiary.

          (ii) In the event Trustor fails to provide, maintain, keep in force or deliver to Beneficiary the policies of insurance required by this Deed of Trust or by any Loan Document, Beneficiary may (but shall have no obligation to) procure such insurance or single-interest insurance for such risks covering Beneficiary's interest, and Trustor will pay all premiums thereon promptly upon demand by Beneficiary, and until such payment is made by Trustor, the amount of all such premiums shall bear interest at the Agreed Rate.

          (iii)At any time after a default under any Loan Document, then upon request by Beneficiary, Trustor shall deposit with Beneficiary in monthly installments an amount equal to one-twelfth (1/12) of the estimated aggregate annual insurance premiums on all policies of insurance to be maintained pursuant to this Deed of Trust. In such event Trustor further agrees to cause all bills, statements or other documents relating to the foregoing insurance premiums to be sent or mailed directly to Beneficiary. Upon receipt of such bills, statements or other documents evidencing that a premium for a required policy is then payable, and providing Trustor has deposited sufficient funds with Beneficiary pursuant to this SECTION 2.7, Beneficiary shall promptly pay such amounts as may be due thereunder out of the funds so deposited with Beneficiary. If at any time and for any reason the funds deposited with Beneficiary are or will be insufficient to pay such amounts as may be then or subsequently due, Beneficiary shall notify Trustor and Trustor shall immediately deposit an amount equal to such deficiency with Beneficiary. Notwithstanding the foregoing, nothing contained herein shall cause Beneficiary to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Beneficiary pursuant to this
SECTION 2.7, nor shall anything contained herein modify the obligation of Trustor set forth in SECTION 2.5 hereof to maintain and keep such insurance in force at all times. To the extent permitted by law, Beneficiary may commingle said reserve with its own funds and Trustor shall be entitled to no interest thereon.

          2.8. CASUALTIES; INSURANCE PROCEEDS. Trustor shall give prompt written notice to Beneficiary after the happening of any casualty to or in connection with the Trust Estate or any part thereof, whether or not covered by insurance. In the event of such casualty, all proceeds of insurance shall be payable to Beneficiary, and Trustor hereby authorizes and directs any affected insurance company to make payment of such proceeds directly to Beneficiary. If Trustor receives any proceeds of insurance resulting from such casualty, Trustor shall promptly pay over such proceeds to Beneficiary. Beneficiary may participate in any proceedings and join Trustor in adjusting, settling or compromising any loss or event of loss covered by insurance, and any such adjustment, settlement or compromise shall by subject to obtaining the consent of Beneficiary, which consent shall not be unreasonably withheld. Subject to the next following sentence, in the event of any damage or destruction of the Premises or the Improvements, Beneficiary shall apply all loss proceeds remaining after deduction of all expenses of collection and settlement thereof, including, without limitation, attorneys' and adjustors' fees and expenses, to the restoration of the Improvements, upon such conditions as Beneficiary shall reasonably determine (it being expressly agreed that Beneficiary may condition disbursement of such proceeds for restoration upon proof that an amount equal to the sum which Beneficiary is requested to disburse has theretofore been paid by Trustor, or is then due and payable for materials theretofore installed or work theretofore performed upon said property and properly includable in the cost of restoration thereof), and any balance of such proceeds shall be paid over to Trustor. If, notwithstanding the foregoing to the contrary,

          (i) any Event of Default or event which with the passage of time or giving of notice or both would constitute an Event of Default (a "POTENTIAL DEFAULT") has occurred and, at the time of such damage or destruction or at the time of application of insurance proceeds, is continuing, or

          (ii) said loss proceeds are not, in Secured Party's reasonable judgment, sufficient for restoration of said property, or

          (iii)the damage or destruction will, in Secured Party's reasonable judgment, materially affect or require a change in the contemplated use or operation of the Improvements or the Premises, then, unless Trustor cures such Potential Default, or Trustor provides to Beneficiary reasonable security by depositing with Beneficiary, within five (5) days of demand by Beneficiary, the additional amounts necessary to accomplish restoration, or Beneficiary consents to the contemplated modification or change to the use and operation of the Improvements or the Premises, whichever is applicable,

Beneficiary shall have the option, in its sole and absolute discretion, (a) to apply all or any portion of such proceeds to any of the Obligations in such order as Beneficiary may determine, or (b) to apply all or any portion of such proceeds to the restoration of said property, subject to such conditions as Beneficiary shall determine, or (c) to deliver all or any portion of such proceeds to Trustor, subject to such conditions as Beneficiary shall determine. Nothing herein contained shall be deemed to excuse Trustor from repairing or maintaining the Trust Estate as provided in SECTION 2.4 hereof or restoring all damage or destruction to the Trust Estate, regardless of whether or not there are insurance proceeds available to Trustor or whether any such proceeds are sufficient in amount, and the application or release by Beneficiary of any insurance proceeds shall not cure or waive any default or notice of default under this Deed of Trust or invalidate any act done pursuant to such notice, provided, however, that so long as no Event of Default is then in existence and Beneficiary has applied all or a portion of such proceeds to any of the Obligations (such amount which is applied, the "APPLIED PROCEEDS"), Trustor shall have no obligation to repair or restore any damage or destruction to the Trust Estate in an amount equal to the Applied Proceeds, provided, however, further, that Trustor shall not be excused from using any proceeds other than the Applied Proceeds plus any deductible under any applicable insurance policy to repair or restore any damage or destruction to the Trust Estate.

          2.9. ASSIGNMENT OF POLICIES UPON FORECLOSURE. In the event of a foreclosure pursuant to this Deed of Trust or other transfer of title or assignment of the Trust Estate in extinguishment, in whole or in part, of the debt secured hereby, all right, title and interest of Trustor in and to all policies of insurance maintained pursuant to SECTION 2.5 shall inure to the benefit of and pass to the successor in interest to Trustor or the purchaser or grantee of the Trust Estate.

          2.10. INDEMNIFICATION; SUBROGATION; WAIVER OF OFFSET.

          (i) Trustor agrees to indemnify, protect, hold harmless and defend Trustee and Beneficiary from and against any and all losses, liabilities, suits, obligations, fines, damages, judgments, penalties, claims, charges, costs and expenses (including reasonable attorneys' fees and disbursements) which may be imposed on, incurred or paid by or asserted against Trustee and/or Beneficiary by reason or on account of, or in connection with, (a) any willful misconduct of Trustor, (b) the construction, reconstruction or alteration of the Improvements or the Premises, (c) any negligence of Trustor or any negligence or willful misconduct of any lessee or sublessee of the Premises or the Improvements, or any of their respective agents, contractors, subcontractors, servants, employees, licensees or invitees, or
(d) any accident, injury, death or damage to any person or property occurring in, on or about the Premises or the Improvements or any street, driveway, sidewalk, curb or passageway adjacent thereto, except for the willful misconduct or gross negligence of the indemnified person. Any amount payable to Trustee or Beneficiary under this Section shall be due and payable within ten (10) days after demand therefor and receipt by Trustor of a statement from Trustee and/or Beneficiary setting forth in reasonable detail the amount claimed and the basis therefor. Trustor's obligations under this Section shall survive the repayment or any other satisfaction of the Obligations and shall not be affected by the absence or unavailability of insurance covering the same or by the failure or refusal of any insurance carrier to perform any obligation on its part under any such policy of insurance. If any claim, action or proceeding is made or brought against Trustee and/or Beneficiary which is subject to the indemnity set forth in this Section, Trustor shall resist or defend against the same, if necessary in the name of Trustee and/or Beneficiary, by attorneys for Trustor's insurance carrier (if the same is covered by insurance) approved by Trustee and/or Beneficiary (as applicable) or otherwise by attorneys retained by Trustor and approved by Trustee and/or Beneficiary
(as applicable). Notwithstanding the foregoing, Trustee and Beneficiary, in their discretion, if either or both of them disapprove of the attorneys provided by Trustor or Trustor's insurance carrier, may engage their own attorneys to resist or defend, or assist therein, and Trustor shall pay, or, on demand, shall reimburse Trustee and Beneficiary for the payment of the reasonable fees and disbursements of such attorneys.

          (ii) Trustor waives any and all right to claim or recover against Beneficiary, its officers, employees, agents and representatives, for loss of or damage to Trustor, the Trust Estate, Trustor's property or the property of others under Trustor's control from any cause insured against or required to be insured against by the provisions of this Deed of Trust.

          (iii)All sums payable by Trustor pursuant to this Deed of Trust shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Trustor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of: (a) any damage to or destruction of or any condemnation or similar taking of the Trust Estate or any part thereof; (b) any restriction or prevention of or interference by any third party with any use of the Trust Estate or any part thereof; (c) any title defect or encumbrance or any eviction from the Premises or the Improvements or any part thereof by title paramount or otherwise; (d) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Beneficiary or any guarantor of any secured obligation, or any action taken with respect to this Deed of Trust by any trustee or receiver of Beneficiary, or by any court, in any such proceeding; (e) any claim which Trustor has or might have against Beneficiary; (f) any default or failure on the part of Beneficiary to perform or comply with any of the terms hereof or of any other agreement with Trustor; or (g) any other occurrence whatsoever, whether similar or dissimilar to the foregoing; whether or not Trustor shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Trustor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Trustor.

          2.11. HAZARDOUS MATERIALS.

          (i) ENVIRONMENTAL COMPLIANCE. Trustor shall keep and maintain (and cause all tenants to keep and maintain) the Trust Estate, including, without limitation, the groundwater on or under the Trust Estate, in compliance with, and shall not cause or permit the Premises to be in violation of, or to require clean up under, any applicable present and future federal, state or local laws, statutes, rules, policies, codes, licenses, permits, orders, approvals, plans, authorizations, ordinances or regulations, now or hereafter in effect, relating to environmental conditions, industrial hygiene, public health and safety, or Hazardous Materials (as defined below) including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, ET SEQ., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901,
ET SEQ., the Hazardous Materials Transportation Act, 49 U.S.C.
Section 1801, ET SEQ., the Clean Water Act, 33 U.S.C. Section
1251, ET SEQ., the Clean Air Act, 42 U.S.C. Section 7401, ET
SEQ., the Toxic Substances Control Act, 15 U.S.C. Sections 2601 through 2629, the Safe Drinking Water Act, 42 U.S.C. Sections
300f through 300j, and any similar state and local laws and ordinances and the regulations now or hereafter adopted, published and/or promulgated pursuant thereto (collectively, the "HAZARDOUS MATERIALS LAWS").

          (ii) RESTRICTIONS ON USE. Trustor shall not (and shall take all reasonable efforts to assure that all of its tenants shall not) use, generate, manufacture, treat, handle, refine, produce, process, store, discharge, release, dispose of or allow to exist on, under or about the Trust Estate any flammable explosives, radioactive materials, asbestos, organic compounds known as polychlorinated biphenyls, chemicals known to cause cancer or reproductive toxicity, pollutants, materials containing gasoline, diesel fuel or other petroleum hydrocarbons, contaminants, corrosive, infectious or carcinogenic materials, hazardous wastes, toxic substances or related materials, including, without limitation, any substances defined as or included in the definitions of "hazardous substances," "hazardous wastes," "hazardous materials" or "toxic substances" under the Hazardous Materials Laws (collectively, "HAZARDOUS MATERIALS"), except in compliance with applicable Hazardous Materials Laws and in a manner that would not reasonably be expected to require cleanup under any Hazardous Materials Laws. Furthermore, Trustor shall not allow to exist on, under or about the Trust Estate, any underground storage tanks or underground deposits.

          (iii)ACCESS. Beneficiary shall be entitled, at any reasonable time, to enter upon and inspect the Trust Estate and take any other actions it reasonably deems necessary to confirm Trustor's compliance with the obligations and agreements set forth in this SECTION 2.11.

          (iv) NOTICE TO BENEFICIARY. Trustor shall immediately advise Beneficiary in writing of (a) any and all enforcement, clean up, removal, mitigation or other governmental or regulatory actions instituted, contemplated or threatened pursuant to any Hazardous Materials Laws affecting the Premises; (b) all actual or threatened investigation, inquiry, lawsuit, citation, directive, summons, proceeding, complaint, notice, order, writ, injunction, claims, liens, encumbrances, penalties or fines made or threatened by any third party against Trustor or the Trust Estate relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in clauses (a) and (b) above are hereinafter referred to as "HAZARDOUS MATERIALS CLAIMS"); (c) any notice or other communication concerning any actual, alleged, suspected or threatened violation of Hazardous Materials Laws, or liability of Trustor for any losses or damages related thereto in connection with any portion of the Premises or Improvements or past or present activities of any person thereon, including, without limitation, any notice or other communication concerning any Hazardous Materials Claim; (d) Trustor's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Premises that could cause the Trust Estate or any part thereof to be classified as "border-zone property" under the provisions of California Health and Safety Code Section 25220, ET SEQ., or any regulation adopted in accordance therewith or which may support a similar claim or cause of action under the Hazardous Materials Laws; and (e) Trustor's discovery of any occurrence or condition on the Trust Estate or any real property adjoining or in the vicinity of the Premises which could subject the Trustor or the Trust Estate to any restrictions on ownership, occupancy, transferability or use of the Trust Estate under any Hazardous Materials Laws. Beneficiary shall have the right to join and participate in, as a party if it so elects, any settlements, remedial actions, legal proceedings or actions initiated in connection with any Hazardous Materials Claims and to have its reasonable attorneys' fees in connection therewith paid by Trustor.

          (v) LIENS. Trustor shall not create or suffer to exist with respect to the Premises or permit any of its agents to create or suffer to exist thereon, any lien, security interest or other charges or encumbrance imposed pursuant to Section 107(f) of the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C.
Section 9607(f)) or any similar state statute or local ordinance.

          2.12.     TAXES AND IMPOSITIONS.

          (i) Trustor shall pay, or cause to be paid prior to delinquency, all real property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever, including, without limitation, non-governmental levies or assessments such as maintenance charges, levies or charges resulting from covenants, conditions and restrictions affecting the Trust Estate, which are assessed or imposed upon the Trust Estate, or become due and payable, and which create, may create or appear to create a lien upon the Trust Estate, or any part thereof, or upon any person, property, equipment or other facility used in the operation or maintenance thereof (all the above collectively hereinafter referred to as "IMPOSITIONS"); provided, however, that if, by law any such Imposition is payable, or may at the option of the taxpayer be paid, in installments, Trustor may pay the same or cause it to be paid, together with any accrued interest on the unpaid balance of such Imposition, in installments as the same become due and before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and interest.

          (ii) If at any time after the date hereof there shall be assessed or imposed (a) a tax or assessment on the Trust Estate in lieu of or in addition to the Impositions payable by Trustor pursuant to SUBSECTION 2.12(i), or (b) a license fee, tax or assessment imposed on Beneficiary and measured by or based in whole or in part upon the amount of the outstanding obligations secured hereby, then all such taxes, assessments or fees shall be deemed to be included within the term "Impositions" as defined in SUBSECTION 2.12(i) and Trustor shall pay and discharge the same as herein provided with respect to the payment of Impositions.
If Trustor fails to pay such Impositions prior to delinquency or if Trustor is prohibited by law from paying such Impositions, Beneficiary may at its option declare all obligations secured hereby together with all accrued interest thereon, immediately due and payable. Anything to the contrary herein notwithstanding, Trustor shall have no obligation to pay any franchise, estate, inheritance, income, excess profits or similar tax levied on Beneficiary or on interest or other income received by Beneficiary comprising a portion of or in connection with the obligations secured hereby.

          (iii)Subject to the provisions of SUBSECTION 2.12(iv) and upon request by Beneficiary, Trustor shall deliver to Beneficiary prior to the date upon which any such Imposition is due and payable by Trustor, evidence of payment of such Imposition and within thirty (30) days after the date upon which any such Imposition is due and payable by Trustor, official receipts of the appropriate taxing authority, or other proof satisfactory to Beneficiary, evidencing the payment thereof.

          (iv) Trustor shall have the right before any delinquency occurs to contest or object to the amount or validity of any such Imposition by appropriate proceedings, but this shall not be deemed or construed in any way as relieving, modifying or extending Trustor's covenant to pay any such Imposition at the time and in the manner provided in this SECTION 2.12, unless Trustor has given prior written notice to Beneficiary of Trustor's intent to so contest or object to an Imposition, and unless, at Beneficiary's sole option, (a) Trustor shall demonstrate to Beneficiary's satisfaction that the proceedings to be initiated by Trustor shall conclusively operate to prevent the sale of the Trust Estate, or any part thereof, to satisfy such Imposition prior to final determination of such proceedings; or
(b) Trustor shall furnish a good and sufficient bond or surety as requested by and satisfactory to Beneficiary; or (c) Trustor shall demonstrate to Beneficiary's satisfaction that Trustor has provided a good and sufficient undertaking as may be required or permitted by law to accomplish a stay of any such sale.

          (v) At any time after an Event of Default under any Loan Document, then upon request by Beneficiary, Trustor shall pay to Beneficiary an initial cash reserve in an amount adequate to pay all Impositions for the ensuing tax fiscal year and shall thereafter continue to deposit with Beneficiary, in monthly installments, an amount equal to one-twelfth (1/12) of the sum of the annual Impositions reasonably estimated by Beneficiary, for the purpose of paying the installment of Impositions next due on the Trust Estate (funds deposited for this purpose shall hereinafter be referred to as "Impounds"). In such event Trustor further agrees to cause all bills, statements or other documents relating to Impositions to be sent or mailed directly to Beneficiary. Upon receipt of such bills, statements or other documents, and providing Trustor has deposited sufficient
Impounds with Beneficiary pursuant to this subsection 2.12(v), Beneficiary shall promptly pay such amounts as may be due thereunder out of the Impounds so deposited with Beneficiary. If at any time and for any reason the Impounds deposited with Beneficiary are or will be insufficient to pay such amounts as may then or subsequently be due, Beneficiary may notify Trustor and upon such notice Trustor shall deposit immediately an amount equal to such deficiency with Beneficiary. Notwithstanding the foregoing, nothing contained herein shall cause Beneficiary to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Beneficiary pursuant to this subsection 2.12(v). To the extent permitted by law, Beneficiary may commingle Impounds with its own funds and shall not be obligated to pay or allow any interest on any Impounds held by Beneficiary pending disbursement or application hereunder. Beneficiary may reserve for future payment of Impositions such portion of the Impounds as Beneficiary may in its absolute discretion deem proper. Upon an Event of Default, Beneficiary may apply the balance of the Impounds upon any indebtedness or obligation secured hereby in such order as Beneficiary may determine, notwithstanding that said indebtedness or the performance of said obligation may not yet be due according to the terms thereof. Should Trustor fail to deposit with Beneficiary (exclusive of that portion of said payments which has been applied by Beneficiary upon any indebtedness or obligation secured hereby) sums sufficient to fully pay such Impositions at least fifteen (15) days before delinquency thereof, Beneficiary may, at Beneficiary's election, but without any obligation so to do, advance any amounts required to make up the deficiency, which advances, if any, shall be secured hereby and shall be repayable to Beneficiary as herein elsewhere provided, or at the option of Beneficiary the latter may, without making any advance whatever, apply any Impounds held by it upon any indebtedness or obligation secured hereby in such order as Beneficiary may determine, notwithstanding that said indebtedness or the performance of said obligation may not yet be due according to the terms thereof. Should any Event of Default occur, Beneficiary may, at any time at Beneficiary's option, apply any sums or amounts in its hands received pursuant to SUBSECTIONS 2.7(iii) and 2.l2(v) hereof, or as rents or income of the Trust Estate or otherwise, to any indebtedness or obligation of the Trustor secured hereby in such manner and order as Beneficiary may elect, notwithstanding said indebtedness or the performance of said obligation may not yet be due according to the terms thereof. The receipt, use or application of any such Impounds paid by Trustor to Beneficiary hereunder shall not be construed to affect the maturity of any indebtedness secured by this Deed of Trust or any of the rights or powers of Beneficiary or Trustee under the terms of the Loan Documents or any of the obligations of Trustor or any guarantor under the Loan Documents.

          (vi) Trustor shall not suffer, permit or initiate the joint assessment of any real and personal property which may constitute all or a portion of the Trust Estate or suffer, permit or initiate any other procedure whereby the lien of the real property taxes and the lien of the personal property taxes shall be assessed, levied or charged to the Trust Estate as single lien.

          (vii)If requested by Beneficiary, Trustor shall cause to be furnished to Beneficiary a tax reporting service covering the Trust Estate of the type, duration and with a company satisfactory to Beneficiary.

          2.13. MORTGAGE TAX. In the event of the passage, after the date of this Deed of Trust, of any law deducting from the value of the Trust Estate for the purpose of taxation any lien thereon, or changing in any way the laws now in force for the taxation of deeds of trust or debts secured by deeds of trust, or the manner of the collection of any such taxes, so as to affect this Deed of Trust, or imposing payment of the whole or any portion of any taxes, assessments or other similar charges against the Trust Estate upon Beneficiary, the indebtedness secured hereby shall become due and payable at the option of Beneficiary within sixty
(60) days after delivery of written notice to Trustor; provided, however, that such election by Beneficiary shall be ineffective if such law either (a) shall not impose a tax upon Beneficiary nor increase any tax now payable by Beneficiary, or (b) shall impose a tax upon Beneficiary or increase any tax now payable by Beneficiary and prior to the due date: (A) Trustor is permitted by law and can become legally obligated to pay such tax or the increased portion thereof (in addition to all interest, additional interest and other charges payable hereunder and under the Loan Documents without exceeding the applicable limits imposed by the usury laws of the State of California); (B)
Trustor does pay such tax or increased portion; and (C) Trustor agrees with Beneficiary in writing to pay, or reimburse
Beneficiary for the payment of, any such tax or increased portion thereof when thereafter levied or assessed against the Premises or the Collateral or any portion thereof. The obligations of Trustor under such agreement shall be secured hereby.

          2.14. UTILITIES. Trustor shall pay when due all utility charges which are incurred by Trustor for the benefit of the Trust Estate or which may become a charge or lien against the Trust Estate for gas, electricity, water, sewer or any other utility service furnished to the Trust Estate and all other assessments or charges of a similar nature, whether public or private, affecting or related to the Trust Estate or any portion thereof, whether or not such taxes, assessments or charges are or may become liens thereon.

          2.15. ACTIONS AFFECTING TRUST ESTATE. Trustor shall appear in and contest any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and shall pay all costs and expenses, including the cost of evidence of title and reasonable attorneys' fees, in any such action or proceeding in which Beneficiary or Trustee may appear.

          2.16. ACTIONS BY TRUSTEE OR BENEFICIARY TO PRESERVE TRUST ESTATE. If Trustor fails to make any payment or to do any act as and in the manner provided in any of the Loan Documents, Beneficiary and/or Trustee, each in its own discretion, without duty or obligation so to do, without releasing Trustor from any obligation, and without notice to or demand upon Trustor, may make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof. In connection therewith (without limiting their general powers, whether conferred herein, in the other Loan Documents, or by law), Beneficiary and Trustee shall have, and are hereby given, the right, but not the obligation, (a) to enter upon and take possession of the Trust Estate; (b) to make additions, alterations, repairs and improvements to the Trust Estate which they or either of them may consider necessary or proper to keep the Trust Estate in good condition and repair; (c) to appear and participate in any action or proceeding affecting or which may affect the security hereof or the rights or powers of Beneficiary or Trustee; (d) to pay, purchase, contest or compromise any encumbrance, claim, charge, lien or debt which in the judgment of either may affect or appears to affect the security of this Deed of Trust or be prior or superior hereto; and (e) in exercising such powers, to pay necessary expenses, including reasonable attorneys' fees and costs or other necessary or desirable consultants. Trustor shall, immediately upon demand therefor by Beneficiary and Trustee or either of them, pay to Beneficiary and Trustee an amount equal to all respective costs and expenses incurred by such party in connection with the exercise of the foregoing rights, including, without limitation, costs of evidence of title, court costs, appraisals, surveys and receiver's, trustee's and reasonable attorneys' fees, together with interest thereon from the date of such expenditures at the maximum rate permitted by applicable law.

          2.17. TRANSFER OF TRUST ESTATE BY TRUSTOR. Except as otherwise permitted by the Credit Agreement, Trustor shall not transfer all or any portion of the Trust Estate without obtaining Beneficiary's prior written consent, which consent may be withheld in Beneficiary's sole and absolute discretion. In order to induce Beneficiary to make the loan secured hereby, Trustor agrees that, in the event of any transfer of the Trust Estate without the prior written consent of Beneficiary, Beneficiary shall have the absolute right, at its option, without prior demand or notice, to declare all sums secured hereby immediately due and payable. Consent to one such transaction shall not be deemed to be a waiver of the right to require consent to future or successive transactions. Beneficiary may grant or deny such consent in its sole discretion and, if consent should be given, any such transfer shall be subject to this Deed of Trust, and any such transferee shall assume all obligations hereunder and agree to be bound by all provisions contained herein. Such assumption shall not, however, release Trustor from any liability thereunder without the prior written consent of Beneficiary. As used herein, "transfer" includes the sale, agreement to sell, transfer, conveyance or hypothecation of the Trust Estate, or any portion thereof or interest therein, whether voluntary, involuntary, by operation of law or otherwise, the execution of any installment land sale contract or similar instrument affecting all or a portion of the Trust Estate, or the lease of all or substantially all of the Trust Estate.

          2.18. FULL PERFORMANCE REQUIRED; SURVIVAL OF WARRANTIES. All representations, warranties and covenants of Trustor contained in any Loan Documents or incorporated by reference therein, shall survive the execution and delivery of this Deed of Trust and shall remain continuing obligations, warranties and representations of Trustor so long as any portion of the Obligations, secured by this Deed of Trust remains outstanding.

          2.19. PRESERVATION OF TRUST ESTATE; FURTHER ASSURANCES. Trustor shall do any and all acts which, from the character or use of the Trust Estate, may be reasonably necessary to protect and preserve the lien, the priority of the lien and the security of Beneficiary granted herein, the specific enumerations herein not excluding the general. Without limiting the foregoing, Trustor agrees to execute such documents and take such action as Beneficiary shall determine to be necessary or desirable to further evidence, perfect or continue the perfection and/or the priority of the lien and security interest granted by Trustor herein.

          2.20. COMPLIANCE WITH PREMISES RESTRICTIONS. Trustor will faithfully perform each and every covenant to be performed by Trustor under any lien or encumbrance upon or affecting the Trust Estate, including, without limiting the generality hereof, mortgages, deeds of trust, leases, declaration of covenants, easements, conditions and/or restrictions and other agreements which affect the Premises, in law or in equity and never permit the same to go into default. Except as contemplated to the contrary in Section 6.2 of the Credit Agreement, a default or delinquency under any material lien or encumbrance (as determined by Beneficiary in its sole and absolute discretion) which is superior to this Deed of Trust ("SUPERIOR LIEN") shall automatically and immediately constitute a default under this Deed of Trust. Beneficiary is hereby authorized to advance, at its option, all sums necessary to keep any Superior Lien in good standing, and all sums so advanced, together with interest thereon at the Agreed Rate permitted by applicable law, shall be repayable to Beneficiary as in the case of other advances made by Beneficiary hereunder. Trustor agrees that it shall not make any agreement with the holder of any Superior Lien which shall in any way modify, change, alter or extend any of the terms or conditions of such Superior Lien, nor shall Trustor request or accept any future advances under such Superior Lien, without the express written consent of Beneficiary.

          2.21. EMINENT DOMAIN. In the event that any proceeding or action be commenced for the taking of the Trust Estate or any part thereof or interest therein for public or quasi-public use under the power of eminent domain, condemnation or otherwise, or if the same be taken or damaged by reason of any public improvement or condemnation proceeding, or in any other manner, or should Trustor receive any notice or other information regarding such proceeding, action, taking or damage, Trustor shall give prompt written notice thereof to Beneficiary. Beneficiary shall be entitled at its option, without regard to the adequacy of its security, to commence, appear in and prosecute in its own name any such action or proceeding. Beneficiary shall also be entitled to make any compromise or settlement in connection with such taking or damage. All compensation, awards, damages, rights of action and proceeds awarded to Trustor by reason of any such taking or damage (the "CONDEMNATION PROCEEDS") are hereby absolutely and unconditionally assigned to Beneficiary and Trustor agrees to execute such further assignments of the Condemnation Proceeds as Beneficiary or Trustee may require. Subject to the next following sentence, after deducting from the Condemnation Proceeds all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit), including reasonable attorneys' fees, incurred by Beneficiary in connection with any such action or proceeding, Beneficiary shall apply all such Condemnation Proceeds to the restoration of the Improvements, upon such conditions as Beneficiary shall reasonably determine (including, without limitation, those described in SECTION 2.8 above) and any balance of such proceeds shall be paid over to Trustor. If, notwithstanding the foregoing to the contrary,

          (i) any Event of Default or Potential Default has occurred and, at the time of such taking or damage, or at the time of application of the Condemnation Proceeds, is continuing, or

          (ii) said loan proceeds are not, in Beneficiary's reasonable judgment, sufficient for restoration of said property, or

          (iii) the damage or destruction will, in Beneficiary's reasonable judgment, materially affect or require a change in the contemplated use or operation of the Improvements, then, unless Trustor cures such Potential Default, or Trustor provides to Beneficiary reasonable security by depositing with Beneficiary, within five (5) days of demand by Beneficiary, the additional amounts necessary to accomplish restoration, or Beneficiary consents to the contemplated modification or change to the use and operation of the Improvements, whichever is applicable, Beneficiary shall have the option, in its sole and absolute discretion, (a) to apply all or any portion of such proceeds to any of the Obligations in such order as Beneficiary may determine, or (b) to apply all or any portion of such proceeds to the restoration of said property, subject to such conditions as Beneficiary shall determine, or (c) to deliver all or any portion of such proceeds to Beneficiary, subject to such conditions as Beneficiary shall determine. Application or release of the Condemnation Proceeds as provided herein shall not cure or waive any Event of Default or Potential Default or notice of default hereunder or under any other Loan Document or invalidate any act done pursuant to such notice.

          2.22. ADDITIONAL SECURITY. All right, title and interest of Trustor in and to all extensions, improvements, renewals, substitutes and replacements of the Trust Estate, and all additions and appurtenances thereto, hereafter acquired by or released to Trustor or constructed, assembled or placed by Trustor on the Premises and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further deed of trust, conveyance, assignment or other act by Trustor, shall become subject to the lien of this Deed of Trust, as fully and completely, and with the same effect, as though now owned by Trustor. No other security now existing, or hereafter taken, to secure the obligations secured hereby shall be impaired or affected by the execution of this Deed of Trust, and all additional security shall be taken, considered and held as cumulative. The taking of additional security, execution of partial releases of the security, or any extension of the time of payment of the indebtedness shall not diminish the force, effect or lien of this Deed of Trust and shall not affect or impair the liability of any maker, surety or endorser for the payment of said indebtedness, in the event Beneficiary at any time holds additional security for any of the obligations secured hereby, it may enforce the sale thereof or otherwise realize upon the same, at its option, either before, concurrently, or after a sale is made hereunder.

          2.23. ASSIGNMENT OF CONTRACTS. In addition to any other grant, transfer or assignment effectuated hereby, without in any manner limiting the generality of the grants given above, Trustor shall assign to Beneficiary, as security for the indebtedness secured hereby, Trustor's interest in all agreements, contracts, leases, licenses and permits affecting the Premises and Improvements in any manner whatsoever, such assignments to be made, if so requested by Beneficiary, by instruments in form satisfactory to Beneficiary. No such assignment shall be construed as a consent by Beneficiary to any agreement, contract, license or permit so assigned, or to impose upon Beneficiary any obligations with respect thereto.

          2.24. APPOINTMENT OF SUCCESSOR TRUSTEE. Beneficiary may, from time to time, by a written instrument executed and acknowledged by Beneficiary, mailed to Trustor and recorded in the county in which the Trust Estate is located and by otherwise complying with the provisions of applicable law, substitute a successor or successors to any Trustee named herein or acting hereunder. Said successor shall, without conveyance from the Trustee predecessor, succeed to all title, estate, rights, powers and duties of said predecessor.


          2.25. TRUSTEE'S POWERS. At any time, or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and the Credit Agreement secured hereby and without affecting the personal liability of any person for payment of the indebtedness secured hereby or the effect of this Deed of Trust upon the remainder of said Trust Estate, Trustee may (a) reconvey any part of said Trust Estate, (b) consent in writing to the making of any map or plat thereof, (c) join in granting any easement thereon, or (d) join in any extension agreement or any agreement subordinating the lien or charge hereof.

          2.26. BENEFICIARY'S POWERS. Without affecting the liability of any other person liable for the payment of any obligation herein mentioned, and without affecting the lien or charge of this Deed of Trust upon any portion of the Trust Estate not then or theretofore released as security for the full amount of all unpaid obligations, Beneficiary may, from time to time and without notice (a) release any person so liable, (b) extend the maturity or alter any of the terms of any such obligation, (c) grant other indulgences, (d) release or reconvey, or cause to be released or reconveyed at any time at Beneficiary's option any parcel, portion or all of the Trust Estate, (e) take or release any other or additional security for any obligation herein mentioned, or (f) make compositions or other arrangements with debtors in relation thereto.

          2.27. LEASES.

          (i) Trustor shall provide Beneficiary with true, correct and complete copies of all material Leases, together with such other information relating to the Leases, as Beneficiary shall reasonably request. Trustor shall not accept prepayments of rent for any period in excess of three (3) months and shall perform all covenants of the lessor under all Leases affecting the Trust Estate. Leases, as used herein, includes any extensions or renewals thereof and any amendments thereto. Trustor shall perform and carry out all of the provisions of the Leases to be performed by Trustor and shall appear in and defend any action in which the validity of any Lease is at issue and shall commence and maintain any action or proceeding necessary to establish or maintain the validity of any lease and to enforce the provisions thereof.

          (ii) If a leasehold estate constitutes a portion of the Trust Estate, Trustor agrees not to amend, change, terminate or modify such leasehold estate or any interest therein without the prior written consent of Beneficiary. Consent to one amendment, change, agreement or modification shall not be deemed to be a waiver of the right to require consent to other, future or successive amendments, changes, agreements or modifications. Trustor agrees to perform all obligations and agreements under said leasehold and shall not take any action or omit to take any action which would effect or permit the termination of said leasehold. Trustor agrees to promptly notify Beneficiary in writing with respect to any default or alleged default by any party thereto and to deliver to Beneficiary copies of all notices, demands, complaints or other communications received or given by Trustor with respect to any such default or alleged default. Beneficiary shall have the option to cure any such default and to perform any or all of Trustor's obligations thereunder. All sums expended by Beneficiary in curing any such default shall be secured hereby and shall be immediately due and payable without demand or notice and shall bear interest from date of expenditure at Agreed Rate.

          (iii) Subject to the Credit Agreement, each Lease of any portion of the Trust Estate shall be absolutely subordinate to the lien of this Deed of Trust, but shall contain a provision satisfactory to Beneficiary, and in any event, each tenant thereunder, by virtue of executing a Lease covering the Premises or any portion thereof, hereby agrees, that in the event of the exercise of the private power of sale or a judicial foreclosure hereunder, such Lease, at the option of the purchaser at such sale, shall not be terminated and the tenant thereunder shall attorn to such purchaser and, if requested to do so, shall enter into a new Lease for the balance of the term of such Lease then remaining upon the same terms and conditions. Each such Lease shall, at the request of Beneficiary, be assigned to Beneficiary upon Beneficiary's approved form, and each such assignment shall be recorded and acknowledged by the tenant thereunder. Concurrently with the execution of any and all Leases executed after the date hereof, Trustor shall cause the tenants thereunder to execute an attornment agreement in favor of Beneficiary in form and substance satisfactory to Beneficiary and immediately thereafter deliver such agreement to Beneficiary.

          2.28. REIMBURSEMENT; ATTORNEYS' FEES. Trustor shall pay, within five (5) business days of receiving demand for payment, all sums expended or expenses incurred by Trustee and/or Beneficiary in acting under any of the terms of this Deed of Trust, including, without limitation, any fees and expenses (including reasonable attorneys' fees) incurred in connection with any reconveyance of the Trust Estate or any portion thereof, or to compel payment of the obligations or any portion of the indebtedness evidenced by the Credit Agreement or Loan Documents or in connection with any default thereunder. Without limiting the generality of the foregoing, upon election of either Beneficiary or Trustee so to do, employment of an attorney is authorized, and payment by Trustor of all reasonable attorneys' fees, costs and expenses in connection with any action and/or actions (including the cost of evidence or search of title) which may be brought for the foreclosure of this Deed of Trust, and/or for possession of the Trust Estate covered hereby, and/or for the appointment of a receiver, and/or for the enforcement of any covenant or right in this Deed of Trust contained as hereinafter provided, shall be secured hereby. As used herein, the terms "attorneys' fees" or "attorneys' fees and costs" shall mean the fees and expenses of counsel to the parties hereto, which may include printing, photostating, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals, librarians and others not admitted to the bar but performing services under the supervision of an attorney. The terms "attorneys' fees" or "attorneys' fees and costs" shall also include, without limitation, all such fees and expenses incurred with respect to appeals, arbitrations, judicial on nonjudicial foreclosure and bankruptcy proceedings, and whether or not any action or proceeding is brought with respect to the matter for which such fees and expenses were incurred.

          2.29. TITLE. Trustor has good and marketable title to the Trust Estate subject to no lien, charge or encumbrance except as permitted by the Beneficiary. This Deed of Trust is and will remain a valid and enforceable lien on the Trust Estate subject only to the exceptions referred to above. Trustor will preserve its interest in and title to the Trust Estate and will forever warrant and defend the same to Trustee and Beneficiary and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever. Trustor shall promptly and completely observe, perform, and discharge each and every obligation, covenant and agreement affecting the Trust Estate whether the same is prior and superior or subject and subordinate hereto including, if the security hereunder is or will be a condominium, community apartment, stock cooperative, or part of a planned development, each and every provision under and declaration of covenants, conditions and restrictions pertaining thereto.


                           ARTICLE III
             ASSIGNMENT OF RENTS, ISSUES AND PROFITS

          3.1. ASSIGNMENT TO BENEFICIARY; LICENSE. Trustor hereby absolutely and irrevocably grants, sells, assigns, transfers and sets over to Beneficiary all of the Rents derived from any Lease, now existing or hereafter created and affecting all or any portion of the Trust Estate or the use or occupancy thereof, together with (i) all of Trustor's rights, titles and interests in the Leases including all modifications, amendments, extensions and renewals of the Leases (whether heretofore or hereafter entered into) and all rights and privileges incident thereto; and
(ii) all security deposits, guaranties and other security now or hereafter held by Trustor as security for the performance of the obligations of the tenants under the Leases. This assignment of rents is intended by Trustor and Beneficiary to create and shall be construed to create an absolute assignment to Beneficiary of all of Trustor's rights, titles and interests in the Rents and in the Leases and shall not be deemed to create a security interest therein for the payment of any indebtedness or the performance of any obligations of Trustor under the Credit Agreement. Trustor irrevocably appoints Beneficiary its true and lawful attorney, at the option of Beneficiary at any time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, either in the name of Trustor or in the name of Beneficiary, for all such income, rents, issues, deposits, profits and proceeds and apply the same to the indebtedness secured hereby. Trustor and Beneficiary further agree that, during the term of this assignment, the Rents shall not constitute property of Trustor (or of any estate of Trustor) within the meaning of 11 U.S.C. 541, as amended from time to time. By its acceptance of this assignment and so long as an Event of Default shall not have occurred and be continuing under the Loan Documents, Beneficiary hereby grants to Trustor a revocable license to enforce the Leases, to collect the Rents, to apply the Rents to the payment of the costs and expenses incurred in connection with the development, construction, operation, maintenance, repair and restoration of the Trust Estate and to any indebtedness secured thereby and to distribute the balance, if any, to Trustor as may be permitted by the terms of the Loan Documents.

          3.2. REVOCATION OF LICENSE. Upon the occurrence of an Event of Default and at any time thereafter during the continuance thereof, Beneficiary shall have the right to revoke the license granted to Trustor hereby by giving written notice of such revocation to Trustor. Upon such revocation, Trustor shall promptly deliver to Beneficiary the original copies of all Leases and all Rents then held by Trustor and Beneficiary shall thereafter be entitled to enforce the Leases, to collect and receive, without deduction or offset, all Rents payable thereunder, including but not limited to, all Rents which were accrued and unpaid as of the date of such revocation and to apply such rents as provided in the Loan Documents. Trustor hereby irrevocably constitutes and appoints Beneficiary its true and lawful attorney-in-fact to enforce, in Trustor's name or in Beneficiary's name or otherwise, all rights of Trustor in the instruments, including without limitation checks and money orders, tendered as payments of rents and to do any and all things necessary and proper to carry out the purposes hereof.

          3.3. ELECTION OF REMEDIES. Upon the occurrence of an Event of Default hereunder, Beneficiary may, at its option, exercise (or cause the Trustee to exercise) its rights hereunder. If Beneficiary elects to exercise its rights hereunder, Beneficiary or Trustee may, at any time without notice, either in person, by agent or by a receiver appointed by a court, enter upon and take possession of all or any portion of the Trust Estate, enforce all Leases, collect all Rents, including those past due and unpaid, and apply the same to the costs and expenses of operation and collection, including, without limitation, reasonable attorneys' fees, and to any indebtedness then secured hereby, in such order as Beneficiary may determine. In connection with the exercise by Beneficiary of its rights hereunder, Trustor agrees that Beneficiary shall have the right to specifically enforce such rights and to obtain the appointment of a receiver in accordance with the provisions of Section 4.2 hereof without regard to the value of the Trust Estate or the adequacy of any security for the obligations then secured hereby. The collection of such Rents, or the entering upon and taking possession of the Trust Estate, or the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default.


                           ARTICLE IV
                 EVENTS OF DEFAULT AND REMEDIES

          4.1. EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an "EVENT OF DEFAULT" under this Deed of Trust:

          (a) failure to pay any monies, obligations or other consideration when due under the Credit Agreement, this Deed of Trust or any other Loan Document, subject to any applicable notice and cure period;

          (b) except with respect to the payment of monies or the specific items set forth in this SECTION 4.1, failure to comply with, perform or observe any of the covenants made by Trustor in this Deed of Trust and such failure continues for more than thirty
(30) days following Trustor's receipt of notice of default
(provided, however, if the breach is not reasonably capable of cure within such thirty (30) day period, Trustor shall not be in default of this Deed of Trust if Trustor (i) promptly commences to cure the breach within the thirty (30) day period, (ii) diligently and in good faith continues to cure the breach, and
(3) cures such breach within ninety (90) days of the notice of default);

          (c) failure to comply with, perform or observe any obligation or condition of any of the other Loan Documents within the time periods specified therein and the expiration of any applicable notice and cure period set forth thereunder, if any;

          (d) any representation, warranty, statement, certificate, schedule or report furnished by Trustor under or in connection with the Loan Documents, whether given hereunder or any other
Loan Document or otherwise, shall prove to have been inaccurate in any material respect on or as of the date deemed made;

          (e) the occurrence of a default under Section 7 of the Credit Agreement, subject to any applicable notice and cure period thereunder;

          (f) failure to procure or maintain any insurance policies which are determined to be material, as determined by Beneficiary in its sole and absolute discretion;

          (g) if Trustor violates or does not comply with any of the provisions of SUBSECTION 5.4(ii) hereof;

          (h) a default occurs under any of the other Loan Documents and such default is not cured within the applicable notice and cure period, if any; or

          (i) if the Premises or Improvements become subject to any lien, other than a lien permitted pursuant to Section 6.2 of the Credit Agreement.

          4.2. REMEDIES. Upon the occurrence of any Event of Default, Trustee and Beneficiary shall have the following rights and remedies:

          (i) Beneficiary may declare the entire principal amount then outstanding (if not then due and payable) pursuant to the Credit Agreement, and accrued but unpaid interest thereon, to be due and payable immediately, and, notwithstanding the stated maturity in the Credit Agreement or any other term or provision of the Loan Documents or this Deed of Trust to the contrary, the outstanding principal amount of the Loan Documents and the accrued but unpaid interest thereon shall become and be immediately due and payable.

          (ii) Irrespective of whether Beneficiary exercises the option provided in SECTION 4.2(i) above, Beneficiary in person or by agent may, without any obligation so to do and without notice or demand upon Trustor and without releasing Trustor from any obligation hereunder: (a) make any payment or do any act which Trustor has failed to make or do; (b) enter upon, take possession of, manage and operate the Trust Estate or any part thereof; (c) make or enforce, or, if the same be subject to modification or cancellation, modify or cancel any Leases of the Trust Estate or any part thereof upon such terms or conditions as Beneficiary deems proper; (d) obtain and evict tenants, and fix or modify rents, make repairs and alterations and do any acts which Beneficiary deems proper to protect the security hereof; and (e) with or without taking possession, in its own name or in the name of Trustor, sue for or otherwise collect and receive rents, royalties, issues, profits, revenue, income and other benefits, including those past due and unpaid, and apply the same less costs and expenses of operation and collection, including reasonable attorneys' fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. Upon request of Beneficiary, Trustor shall assemble and make available to Beneficiary at the Premises any of the Trust Estate which has been removed therefrom. The entering upon and taking possession of the Trust Estate, the collection of any rents, royalties, issues, profits, revenue, income or other benefits and the application thereof as aforesaid shall not cure or waive any default theretofore or thereafter occurring or affect any notice of default hereunder or invalidate any act done pursuant to any such notice; and, notwithstanding continuance in possession of the Trust Estate, or any part thereof, by Beneficiary, Trustee or a receiver, and the collection, receipt and application of rents, royalties, issues, profits, revenue, income or other benefits, Beneficiary shall be entitled to exercise every right provided for in this Deed of Trust or by law upon or after the occurrence of an Event of Default, including the right to exercise the power of sale. Any of the actions referred to in this SECTION 4.2(ii) may be taken by Beneficiary, either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court, and any such action may also be taken irrespective of whether any notice of default or election to sell has been given hereunder and without regard to the adequacy of the security for the indebtedness hereby secured. Further, Beneficiary, at the expense of Trustor, either by purchase, repair or construction, may from time to time maintain and restore the Trust Estate or any part thereof and complete construction of the Improvements uncompleted as of the date thereof and in the course of such completion may make such changes in the contemplated Improvements as Beneficiary may deem desirable and may insure the same.

          (iii)Beneficiary shall be entitled, without notice and to the full extent provided by law, to the appointment by a court having jurisdiction of a receiver to take possession of and protect the Trust Estate or any part thereof, and operate the same and collect the Rents.

          (iv) Beneficiary may bring an action in any court of competent jurisdiction to foreclose this Deed of Trust or enforce any of the terms, covenants and conditions hereof or contained in any other Loan Document.

          (v) Beneficiary, in its sole discretion, may elect to cause the Trust Estate or any part or parts thereof to be sold as follows:

          (a) Beneficiary may proceed as if all of the Trust Estate were real property in accordance with subparagraph (d) below, or Beneficiary may elect to treat any of the Trust Estate which consists of a right in action or which is property that can be severed from the Premises or the Improvements without causing structural damage thereto as if the same were personal property, and dispose of the same in accordance with subparagraph (c) below, separate and apart from the sale of real property, the remainder of the Trust Estate being treated as real property.

          (b) Beneficiary may cause any such sale or other disposition to be conducted immediately following the expiration of any grace period herein provided (or immediately upon the expiration of any redemption or reinstatement period required by law) or Beneficiary may delay any such sale or other disposition for such period of time as Beneficiary deems to be in its best interest. Should Beneficiary desire that more than one (1) such sale or other disposition be conducted, Beneficiary may, at its option, cause the same to be conducted simultaneously, or successively, on the same day, or at such different days or times and in such order as Beneficiary may deem to be in its best interest.

          (c) Should Beneficiary elect to cause any of the Trust Estate to be disposed of as personal property as permitted by subparagraph
     (a) above, it may dispose of any part thereof in any manner now or hereafter permitted by the California Commercial Code, the commercial code of the state in which any of the Trust Estate is located or in accordance with any other remedy provided by law.
     Any such disposition may be conducted by an employee or agent of Beneficiary or Trustee. Both Trustor and Beneficiary shall be eligible to purchase any part or all of such property at any such disposition. Any such disposition may be either public or private as Beneficiary may elect, subject to the provisions of the California Commercial Code or the commercial code of the state in which any of the Trust Estate is located. Beneficiary shall have all of the rights and remedies of a Secured Party under the California Commercial Code or the commercial code of the state in which any of the Trust Estate is located. Expenses of retaking, holding, preparing for sale, selling or the like shall include Beneficiary's reasonable attorneys' fees and legal expenses, and upon such default, Trustor, upon demand of Beneficiary, shall assemble such personal property and make it available to Beneficiary at the Premises, a place which is hereby deemed reasonably convenient to Beneficiary and Trustor. Beneficiary shall give Trustor at least five (5) days prior written notice of the time and place of any public sale or other disposition of such property or of the time at or after which any private sale or any other intended disposition is to be made, and if such notice is sent to Trustor, in the manner provided for the mailing of notices herein, it shall constitute reasonable notice to Trustor.

          (d) Should Beneficiary elect or be directed to sell the Trust Estate or any part thereof which is real property or which Beneficiary has elected to treat as real property, upon such election, Beneficiary or Trustee shall give such notice of default and election to sell as may then be required by law and by any Loan Document. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, and without the necessity of any demand on Trustor, Trustee, at the time and place specified in the notice of sale, shall sell the Trust Estate, or any portion thereof specified by Beneficiary, at public auction to the highest bidder for cash in lawful money of the United States or any other form of consideration acceptable to Beneficiary, subject, however, to the provisions of SECTION 4.2(vii). Trustee may, and upon request of Beneficiary shall, from time to time postpone the sale of all or any portion of the Trust Estate by public announcement at the time and place of such sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale. If the Trust Estate consists of several lots or parcels, Beneficiary may direct that the same be sold as a unit or be sold separately and, if to be sold separately, Beneficiary may designate the order in which such lots or parcels shall be offered for sale or sold. Any person, including Trustor, Trustee or Beneficiary, may purchase at the sale. Upon any sale, Trustee shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold, but without any covenant or warranty whatsoever, express or implied, whereupon such purchaser or purchasers shall be let into immediate possession.

          (e) Beneficiary, from time to time before any Trustee's sale as provided herein, may rescind any notice of default and election to sell or notice of sale by executing and delivering to Trustee a written notice of such rescission, which such notice, when recorded, shall constitute a cancellation of any prior declaration of default and demand for sale. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring, or impair the right of Beneficiary to execute and deliver to Trustee, as above provided, other declarations or notices of default and demand for sale of the Trust Estate to satisfy the obligations hereof, nor otherwise affect any provision, covenant or condition of any Loan Document.

          (f) In the event of a sale or other disposition of the Trust Estate, or any part thereof, and the execution of a deed or other conveyance pursuant thereto, the recitals therein of facts, such as default, the giving of notice of default and notice of sale, demand that such sale should be made, postponement of sale, terms of sale, sale, purchase, payment of purchase money and other facts affecting the regularity or validity of such sale or disposition, shall be conclusive proof of the truth of such facts and any such deed or conveyance shall be conclusive against all persons as to such facts recited therein.

          (g) The acknowledgment of the receipt of the purchase money, contained in any deed or conveyance executed as aforesaid, shall be sufficient discharge to the grantee of all obligations to see to the proper application of the consideration therefor as hereinafter provided. The purchaser at any trustee's or foreclosure sale hereunder may disaffirm any easement granted or rental or lease contract made in violation of any provision of this Deed of Trust and may take immediate possession of the Trust Estate free from, and despite the terms of, such grant of easement and rental or lease contract.

          (h) Upon the completion of any sale or sales made by Trustee or Beneficiary, as the case may be, under or by virtue of this
     ARTICLE 4, Trustee or any officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Trustee is hereby irrevocably appointed the true and lawful attorney-in-fact of Trustor in its name and stead to make all necessary conveyances, assignments, transfers and deliveries of the Trust Estate or any part thereof and the rights so sold and for that purpose Trustee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Trustor hereby ratifying and confirming all that its said attorney or any substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, Trustor, if so requested by Trustee or Beneficiary, shall ratify and confirm any such sale or sales by executing and delivering to Trustee or to such purchaser or purchasers all such instruments as may be advisable in the judgment of Trustee or Beneficiary, for the purpose as may be designated in such request. The foregoing power of attorney is coupled with an interest and cannot be revoked. Any such sale or sales made under or by virtue of this Article III, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Trustor in and to the properties and rights so sold, and shall be a perpetual bar, both at law and in equity, against Trustor and any and all persons claiming or who may claim the same, or any part thereof, from, through or under Trustor.

          (i) Trustor hereby expressly waives any right which it may have to direct the order in which any of the Trust Estate shall be sold in the event of any sale or sales pursuant hereto.

          (vi) The purchase money, proceeds or avails of any sale made under or by virtue of this ARTICLE 4, together with all other sums which may then be held by Trustee or Beneficiary under this Deed of Trust, whether under the provisions of this ARTICLE 4, or otherwise, shall be applied as follows:

          FIRST: To the payment of the costs and expenses of the sale, including reasonable compensation to Trustee and Beneficiary, their agents and counsel, and of any judicial proceedings wherein the same may be made and to the payment of all expenses, liabilities and advances made or incurred by Trustee under this Deed of Trust, together with interest as specified in the Credit Agreement on all advances made by Trustee and all taxes or assessments, except for any taxes, assessments or other charges subject to which the Trust Estate shall have been sold, and further including all costs of publishing, recording, mailing and posting notice, the cost of any search and/or other evidence of title procured in connection therewith and the cost of any revenue stamps on any deed of conveyance.

          SECOND: To the payment of any and all sums expended under the terms hereof, not then repaid, with accrued interest as specified in the Credit Agreement and all other sums required to be paid by Trustor pursuant to any provisions of this Deed of Trust or of the Credit Agreement or of any other Loan Document, including all expenses, liabilities and advances made or incurred by Beneficiary under this Trust Estate or in connection with the enforcement hereof, together with interest as specified in the Credit Agreement on all advances.

          THIRD: To the payment of the principal and interest then due, owing and unpaid upon the Credit Agreement, with interest on the unpaid principal as specified therein from the due date of any such payment of principal until the same is paid.

          FOURTH: The remainder, if any, to the person or persons legally entitled thereto.

          (vii)Upon any sale or sales made under or by virtue of this
ARTICLE 4, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Beneficiary may bid for and acquire the Trust Estate or any part thereof and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting upon the indebtedness or other sums secured by this Deed of Trust the net sales price after deducting therefrom the expenses of sale and the costs of the judicial proceedings, if any, and any other sums which Trustee or Beneficiary is authorized to deduct under the Trust Estate, and, in such event, this Deed of Trust, the Loan Documents and documents evidencing expenditures secured hereby shall be presented to the person or persons conducting the sale in order that the amount so used or applied may be credited upon said indebtedness as having been paid.

          (viii)Upon the occurrence of any Event of Default and upon written demand by Beneficiary, Trustor will pay to Beneficiary the entire principal then outstanding, and all accrued but unpaid interest thereon, and, after the happening of said Event of Default, will also pay to Beneficiary interest as specified in the Credit Agreement on the then unpaid principal, and the sums required to be paid by Trustor pursuant to any provision of this Deed of Trust, or any other Loan Document and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to Trustee and Beneficiary hereunder. In the event Trustor shall fail forthwith to pay such amounts upon such demand, Beneficiary shall be entitled and empowered to institute such action or proceedings at law or in equity as may be advised by its counsel for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against Trustor and collect, out of the property of Trustor wherever situated, as well as out of the Trust Estate, in any manner provided by law, moneys adjudged or decreed to be payable.

          (a) Beneficiary shall be entitled to recover judgment as aforesaid either before or after or during the pendency of any proceedings for the enforcement of the provisions of this Deed of Trust, and the right of Beneficiary to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Deed of Trust, or the foreclosure of the lien hereof; and in the event of a sale of the Trust Estate, and of the application of the proceeds of sale, as in this Deed of Trust provided, to the payment of the debt hereby secured, Beneficiary shall be entitled to enforce payment of, and to receive all amounts then remaining due and unpaid and to enforce payment of all other charges, payments and costs due under this Trust Estate, and shall be entitled to recover judgment for any portion of the debt remaining unpaid, with interest. In case of proceedings against Trustor in insolvency or bankruptcy or any proceedings for the reorganization of Trustor or involving the liquidation of its assets, Beneficiary shall be entitled to prove the whole amount of principal and interest due pursuant to the Loan Documents to the full amount thereof, and all other payments, charges and costs due under this Deed of Trust or any other Loan Document.

          (b) No recovery of any judgment by Beneficiary and no levy of an execution under any judgment upon the Trust Estate or upon any other property of Trustor shall affect, in any manner or to any extent, the lien of this Deed of Trust upon the Trust Estate or any part thereof, or any liens, rights, powers, or remedies of Trustee or Beneficiary hereunder, but such liens, rights, powers and remedies of Trustee and Beneficiary shall continue unimpaired as before.

          (c)  Any moneys thus collected by Beneficiary under this
     SECTION 4.2(viii) shall be applied by Beneficiary in accordance with the provisions of SECTION 4.2(vi).

          (ix) Upon the commencement of any action, suit or other legal proceedings by Beneficiary to obtain judgment for the principal of, or interest on sums required to be paid by Trustor pursuant to any provision of this Deed of Trust, or of any other nature in aid of the enforcement of the Loan Documents or of this Deed of Trust, Trustor, to the fullest extent permitted by law, will and does hereby (a) waive the issuance and service of process and enter its voluntary appearance in such action, suit or proceedings, and (b) if required by Beneficiary, consent to the appointment of a receiver or receivers of the Trust Estate and of all the Rents. After the happening of any Event of Default, or upon the commencement of any proceedings to foreclose this Deed of Trust or to enforce the specific performance hereof or in aid thereof or upon the commencement of any other judicial proceedings to enforce any right of Trustee or Beneficiary, Trustee or Beneficiary shall be entitled forthwith, as a matter of right, if either shall so elect, without the giving of notice to any other party and without regard to the adequacy of the security of the Trust Estate, either before or after declaring the unpaid principal of the Loan Documents to be due and payable, to the appointment of such a receiver or receivers.

          (x) Notwithstanding the appointment of any receiver, liquidator or trustee of Trustor, or of any of its property, or of the Trust Estate or any part thereof, Trustee and Beneficiary shall be entitled to retain possession and control of all property now or hereafter held under this Deed of Trust, including, but not limited to, the Rents.

          (xi) No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by any Loan Document or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or by and Loan Document or now or hereafter existing at law or in equity or by statute. No delay or omission of Trustee or Beneficiary in exercising any right or power accruing upon any Event of Default shall impair any right or power or shall be construed to be a waiver of any Event of Default or any acquiescence therein; and every power and remedy given by this Deed of Trust to Trustee or Beneficiary may be exercised from time to time as often as may be deemed expedient by Trustee or Beneficiary. If there exists additional security for the performance of the obligations secured hereby, Beneficiary, or its assigns, at its sole option, and without limiting or affecting any of the rights or remedies hereunder, may exercise any of the rights and remedies to which it may be entitled hereunder either concurrently with whatever rights it may have in connection with such other security or in such order as it may determine. Nothing in this Deed of Trust or any other Loan Documents shall affect the obligation of Trustor to pay the principal of, and interest as specified in the Credit Agreement in the manner and at the time and place therein respectively expressed.

          (xii)To the fullest extent permitted by applicable law, Trustor will not at any time insist upon, or plead, or in any manner whatsoever claim or take any benefit or advantage of any stay or extension or moratorium law or law pertaining to the marshaling of assets, the administration of estates of decedents, any exemption from execution or sale of the Trust Estate or any part thereof, including exemption of homestead, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Deed of Trust, nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Trust Estate, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof, and Trustor hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Trustee or Beneficiary, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Trustor, for itself and all who claim under it, hereby waives, to the extent that it lawfully may, all right to have the Trust Estate marshaled upon any sale or foreclosure hereunder.

          (xiii)Upon the occurrence of any Event of Default and pending the exercise by Trustee or Beneficiary or their agents or attorneys of their right to exclude Trustor from all or any part of the Trust Estate, Trustor agrees to vacate and surrender possession of the Trust Estate to Trustee or Beneficiary, as the case may be, or to a receiver, if any, and in default thereof may be evicted by any summary action or proceeding for the recovery of possession of leased premises for nonpayment of rent, however designated.

          (xiv)In the event ownership of the Trust Estate or any portion thereof becomes vested in a person other than the Trustor herein named, Beneficiary may, without notice to the Trustor herein named, whether or not Beneficiary has given written consent to such change in ownership, deal with such successor or successors in interest with reference to this Deed of Trust and the indebtedness secured hereby, and in the same manner as with the Trustor herein named, without in any way vitiating or discharging Trustor's liability hereunder or for the indebtedness or obligations hereby secured.

          (xv) In the event that there be a Trustee's sale hereunder and if at the time of such sale Trustor, or its heir, executor, administrator or assign, be occupying the Premises and Improvements or any part thereof so sold, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either tenant or landlord, at a reasonable rental per day based upon the value of the Premises and Improvements, such rental to be due daily to the purchaser. An action of unlawful detainer shall lie if the tenant holds over after a demand in writing for possession of said Premises and Improvements; and this agreement and the Trustee's deed shall constitute a lease and agreement under which any such tenant's possession arose and continued.

          (xvi)Trustor shall pay immediately, without notice or demand, all costs and expenses in connection with the enforcement of Beneficiary's rights under any of the Loan Documents, including without limitation reasonable attorneys' fees, whether or not any suit is filed in connection with such enforcement; such costs and expenses shall include without limitation all costs, reasonable attorneys' fees and expenses in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceedings involving Trustor or Trustor's obligations under any Loan Document, which in any way affects the exercise by Beneficiary of its rights and remedies under the Deed of Trust or any other Loan Document.

          4.3. AVOIDANCE TO LOCK-OUT PERIOD. Following an Event of Default, if Trustor or anyone on Trustor's behalf makes a tender of payment of the amount necessary to satisfy the Obligations secured by this Deed of Trust at any time prior to foreclosure sale (including, but not limited to, sale under power of sale under this Deed of Trust), or during any redemption period after foreclosure and such tender of payment as of the date tendered will constitute a prepayment not permitted by Section 2.3, then, to the maximum extent permitted by law, Trustor shall pay Beneficiary, in addition to such tender payment, an amount equal to the greater of (i) three percent (3%) of all outstanding principal and interest amounts owed under or in connection with the Credit Agreement and (ii) an amount equal to the excess of
(A) the sum of the present values of a series of payments payable at the times and in the amounts equal to the payments of principal and interest (including, but not limited to the principal and interest payable on the Maturity Date) which would have been scheduled to be payable after the date of such tender under the Credit Agreement had the Obligations not been accelerated, with each such payment discounted to its present value at the date of such tender at the rate which when compounded monthly is equivalent to the Prepayment Rate (as hereinafter defined), over (B) the then principal amount due under the Credit Agreement.

The term "PREPAYMENT RATE" means the bond equivalent yield (in the secondary market) on the United States Treasury Security that as of the Prepayment Rate Determination Date (hereinafter defined) has a remaining term to maturity closest to, but not exceeding, the remaining term to the Maturity Date, as most recently published in the "Treasury Bonds, Notes and Bills"
section in The Wall Street Journal as of the date of the related tender of payment. If more than one issue of United States Treasury Securities has the remaining term to the Maturity Date referred to above, the "Prepayment Rate" shall be the yield on the United States Treasury Security most recently issued as of such date. The term "PREPAYMENT RATE DETERMINATION DATE" shall mean the date which is five (5) Business Days prior to the prepayment date. The rate so published shall control absent manifest error. As used herein, "Business Day" shall mean any day other than Saturday, Sunday or any other day on which banks are required or authorized to close in California.


                            ARTICLE V
                          MISCELLANEOUS

          5.1. AMENDMENTS. This Deed of Trust may only be waived, changed, discharged or terminated by an instrument in writing signed by the party against whom enforcement of any waiver, change, discharge or termination is sought.

          5.2. NO WAIVER. By accepting payment of any sum secured hereby after its due date or in an amount less than the sum due, Beneficiary does not waive its rights either to require prompt payment when due of all other sums so secured or to declare a default as herein provided for failure to pay the total sum due.

          5.3. TRUSTOR WAIVER OF RIGHTS. Trustor waives to the extent permitted by law, (i) the benefit of all laws now existing or that may hereafter be enacted providing for any appraisement before sale of any portion of the Trust Estate, (ii) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshalling in the event of foreclosure of the liens hereby created, and (iii) all rights and remedies which Trustor may have or be able to assert by reason of the laws of the State of California pertaining to the rights and remedies of sureties; provided, however, nothing contained herein shall be deemed to be a waiver of Trustor's rights under Section 2924c of the California Civil Code.

          5.4. ENVIRONMENTAL MATTERS.

          (i) Trustor agrees to submit from time to time, if requested by Beneficiary, a report, satisfactory to Beneficiary, certifying that the Premises and the Improvements are not now being used nor been used in the past for any use, generation, transportation, treatment, storage or disposal of any Hazardous Materials at any time located on or present or, under or near the Premises.
Beneficiary reserves the right, in its sole and absolute discretion, to retain, at Trustor's expense, an independent professional consultant to review any report prepared by Trustor and/or to conduct its own investigation of the Premises and Improvements for Hazardous Materials. Trustor hereby grants to Beneficiary, its agents, employees, consultants and contractors the right to enter upon the Premises and Improvements and to perform such tests as are reasonably necessary to conduct such a review and/or investigation.

          (ii) Upon the discovery by Trustor of any event or situation which would render any of the representations, warranties or covenants contained in Section 2.11 inaccurate in any respect if made at the time of such discovery, Trustor shall promptly notify Beneficiary of such event or situation and, within fifteen (15) days after such discovery, submit to Beneficiary a preliminary written environmental plan setting forth a general description of such event or situation and the action, if any, that Trustor proposes to take with respect thereto, including, without limitation, the giving of notice to and receipt of approval from appropriate governmental agencies. Within fifteen (15) days after submission of such preliminary report, Trustor shall submit to Beneficiary a final written environmental report, setting forth a detailed description of such event or situation and the action that Trustor proposes to take with respect thereto, including, without limitation, any proposed corrective work, the estimated cost and time of completion, the name of the contractor, a copy of the construction contract, if any, the governmental agencies contacted, the governmental agencies claiming jurisdiction, the approvals required from said governmental agencies and the estimated time to obtain said approvals, and such additional data, instruments, documents, agreements or other materials or information as Trustor may reasonably request. The plan shall be subject to Beneficiary's written approval, which approval may be granted or withheld in Beneficiary's reasonable discretion. Beneficiary shall notify Trustor in writing of its approval or disapproval of the final plan within fifteen (15) days after receipt thereof by Beneficiary. If Beneficiary disapproves the plan, Beneficiary's notice to Trustor of such disapproval shall include a brief explanation of the reasons therefor. Within fifteen (15) days after receipt of such notice of disapproval, Trustor shall submit to Beneficiary a revised final written environmental plan that remedies the defects identified by Beneficiary as reasons for Beneficiary's disapproval of the initial final plan. If Trustor fails to submit a revised plan to Beneficiary within said fifteen
(15) day period, or if such revised plan is submitted to Beneficiary and Beneficiary disapproves said plan, such failure or disapproval shall, at Beneficiary's option and upon notice to Trustor, constitute an "Event of Default" hereunder, in which event Beneficiary shall have all of the rights and remedies available to it under SUBSECTION 4.1(ii). If Beneficiary does not notify Trustor of its approval or disapproval of the final plan or any revisions thereof within fifteen (15) days after receipt thereof, the plan or revision shall be deemed disapproved. Once any such plan is approved in writing or deemed approved by Beneficiary, Trustor shall promptly commence all action necessary to implement such plan and to comply with any requirements and conditions imposed by Beneficiary, and shall diligently and continuously pursue such action to completion in strict accordance with the terms thereof.

          5.5. NOTICES. Whenever Trustor or Beneficiary shall desire to give or serve any notice, demand, request or other communication with respect to this Deed of Trust, each such notice, demand, request or communication shall be given in writing (at the address set forth below) by any of the following means: (a) personal service; (b) electronic communication, whether by telex or telecopying (if confirmed in writing sent by overnight delivery service); or (c) overnight delivery service (such as FedEx), providing proof of delivery. Such addresses may be changed by notice to the other parties given in the same manner as provided above. Any notice, demand or request sent pursuant to either SUBSECTION (a) or (b) hereof shall be deemed received upon such personal service or upon dispatch by electronic means, and, if sent pursuant to SUBSECTION (c) shall be deemed received as of the date of delivery (whether accepted or refused) established by the overnight carrier's proof of delivery.

To Beneficiary:    Peloton Partners LLP
                   17 Broadwick Street
                   London, England W1F 0DJ
                   Attention:  Ron Beller
                   Reference:  Cadiz
                   Telephone No.:  +44 20 77317 9500
                   Telecopy No.:    +44 20 7734 6815

with a copy to:    Greenberg Traurig LLP
                   2450 Colorado Avenue, Suite 400 E
                   Santa Monica, California 90404
                   Attention:  Fernando Villa, Esq.
                   Telephone No.:  310-586-7700
                   Telecopy No.:  310-586-7800

To Trustor:        Cadiz Inc./Cadiz Real Estate LLC
                   777 South Figueroa Street
                   Suite 4250
                   Santa Monica, California  90017
                   Attention:  Chief Financial Officer
                   Telephone No.:  213-271-1600
                   Telecopy No.:  213-271-1614

with a copy to:    Stephan, Oringher, Richman, Theodora &
                   Miller, P.C.
                   2909 Century Park East
                   Sixth Floor
                   Los Angeles, CA  90067-2907
                   Attention:  Howard Unterberger, Esq.
                   Telephone No.:  310-557-2009
                   Telecopy No.:  310-551-0283

To Trustee:        Chicago Title Company
                   560 East Hospitality Lane
                   San Bernardino, California
                   Telephone No.:  909-884-0448
                   Telecopy No.:    909-384-7893

          5.6. SALE OF PARTICIPATION. Beneficiary may, at any time, sell, transfer, assign or grant participations herein and other obligations secured hereby, and Beneficiary may forward to each participant and prospective participant all documents and information which Beneficiary now has or later may acquire relating to those obligations and to Trustor, and any partners or joint venturers of Trustor, whether furnished by Trustor or otherwise, as Beneficiary determines necessary or desirable.

          5.7. ACCEPTANCE BY TRUSTEE. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

          5.8. CAPTIONS. The captions or headings at the beginning of each Section hereof are for the convenience of the parties and are not a part of this Deed of Trust.

          5.9. AFFIDAVIT TO TRUSTEE. Trustee, upon presentation to it of an affidavit signed by or on behalf of Beneficiary, setting forth any fact or facts showing a default by Trustor under any of the terms or conditions of this Deed of Trust, is authorized to accept as true and conclusive all facts and statements in such affidavit and to act hereunder in complete reliance thereon.

          5.10. SEVERABILITY; INVALIDITY OF CERTAIN PROVISIONS. Every provision of this Deed of Trust is intended to be severable. In the event any term or provision hereof is declared to be illegal or invalid for any reason whatsoever by a court of competent jurisdiction, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable. If the lien of this Deed of Trust is invalid or unenforceable as to any part of the debt, or if the lien is invalid or unenforceable as to any part of the Trust Estate, the unsecured or partially unsecured portion of the debt shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the debt, and all payments made on the debt, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the debt which is not secured or fully secured by the lien of this Deed of Trust.

          5.11. WAIVER OF STATUTE OF LIMITATIONS. The right to plead any and all statutes of limitation as a defense to any demand secured by this Deed of Trust is hereby waived to the full extent permitted by law.

          5.12. NO MERGER OF LEASE. If both the lessor's and lessee's estate under any lease or any portion thereof which constitutes a part of the Trust Estate shall at any time become vested in one owner, this Deed of Trust and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger unless Beneficiary so elects as evidenced by recording a written declaration so stating, and, unless and until Beneficiary so elects, Beneficiary shall continue to have and enjoy all of the rights and privileges of Beneficiary as to the separate estates. In addition, upon the foreclosure of the lien created by this Deed of Trust on the Trust Estate pursuant to the provisions hereof, any leases or subleases then existing and affecting all or any portion of the Trust Estate shall not be destroyed or terminated by application of the law of merger or as a matter of law or as a result of such foreclosure unless
Beneficiary or any purchaser at such foreclosure sale shall so elect. No act by or on behalf of Beneficiary or any such purchaser shall constitute a termination of any lease or sublease unless Beneficiary or such purchaser shall give written notice thereof to such tenant or subtenant.

          5.13. GOVERNING LAW. Insofar as permitted by otherwise applicable law, this Deed of Trust and the indebtedness and obligations secured hereby shall be governed by and construed in accordance with the laws of California.

          5.14. BENEFICIARY'S RIGHT TO ENTER, INSPECT AND CURE. Beneficiary is authorized, by itself, its contractors, agents, employees or workmen, to enter at any reasonable time upon any part of the Premises for the purpose of inspecting the same, and for the purpose of performing any of the acts it is authorized to perform under the terms of the Loan Document and this Deed of Trust.

          5.15. INTERPRETATION AND SUCCESSORS IN INTEREST. Subject to the provisions of SECTION 2.17 hereof, this Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Beneficiary" shall mean the owner and holder, including pledgees, of the Credit Agreement, now or hereafter and whether or not named as Beneficiary herein. In this Deed of Trust the singular shall include the plural and the masculine shall include the feminine and neuter and vice versa, if the context so requires. The word "person" shall include corporation, partnership or other form of association. Any reference in this Deed of Trust to any document, instrument or agreement creating or evidencing an obligation secured hereby shall include such document, instrument or agreement both as originally executed and as it may from time to time be modified.

          5.16. RECONVEYANCE BY TRUSTEE. Upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust to Trustee for cancellation and retention and upon payment by Trustor of Trustee's fees, Trustee shall reconvey to Trustor, or to the person or persons legally entitled thereto, without warranty, any portion of the Trust Estate then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in any reconveyance may be described as "the person or persons legally entitled thereto."

          5.17. CONFLICTS. To the extent that this Deed of Trust or any of the other Loan Documents are inconsistent with the Credit
Agreement, the Credit Agreement shall supersede any other agreement or document relating to the matters referred to herein or therein.

          5.18. COUNTERPARTS; RECORDING REFERENCES. This Deed of Trust may be executed in several original counterparts. To facilitate filing and recording, there may be omitted from certain counterparts the parts of EXHIBITS A-1 and A-2 hereto containing specific descriptions of certain collateral constituting the Trust Estate which relate to land under the jurisdiction of offices or located in cities or counties other than the office or city or county in which the particular counterpart is to be filed or recorded. A complete copy of this Deed of Trust is being filed for record in the Office of the County Recorder of San Bernardino. Each counterpart shall be deemed to be an original for all purposes, and all counterparts shall together constitute a single document; provided, however, Beneficiary and Trustee shall also have the option to exercise all rights and remedies available to Beneficiary and Trustee hereunder and under applicable law as though each counterpart hereof were a separate deed of trust, or other security instrument covering only the portions of the collateral constituting the Trust Estate located in the city or county wherein such counterpart is recorded.
Unless otherwise specified in EXHIBITS A-1 and A-2 hereto, all recording references in EXHIBITS A-1 and A-2 are to the official real property records of the city or county as appropriate, in which the affected land is located. The references in EXHIBITS A-1 and A-2 to liens, encumbrances and other burdens, if any, shall not be deemed to recognize or create any rights in third parties.

          5.19. NONFOREIGN ENTITY. Section 1445 of the Internal Revenue Code of 1986, as amended (the "INTERNAL REVENUE CODE") provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Beneficiary that the withholding of tax will not be required in the event of the disposition of the Premises or Improvements pursuant to the terms of this Deed of Trust, Trustor hereby certifies, under penalty of perjury, that:

          (i) Trustor is not a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Internal Revenue Code and the regulations promulgated thereunder; and

          (ii) Trustor U.S. employer identification numbers Cadiz 77-0313235 and CRE ________________; and

          (iii)Trustor's principal place of business is 777 South
Figueroa Street, Los Angeles CA 90017

It is understood that Beneficiary may disclose the contents of this certification to the Internal Revenue Service and that any false statement contained herein could be punished by fine, imprisonment or both. Trustor covenants and agrees to execute such further certificates, which shall be signed under penalty or perjury, as Beneficiary shall reasonably require. The covenant set forth herein shall survive the foreclosure of the lien of this Deed of Trust or acceptance of a deed in lieu thereof.

                           ARTICLE VI
                       SURETYSHIP WAIVERS

          6.1. In addition to all waivers expressed in the Credit
Agreement and the Other Loan Documents, to the extent that any person or entity comprising Trustor (a "TRUSTOR PARTY") is construed as or constitutes a surety with respect to any other Trustor Party, then the following provisions shall apply:

          (a) Each Trustor Party hereby absolutely, unconditionally, knowingly, and expressly waives and agrees not to assert or take advantage of any defense based upon (1) presentment, demand, protest and notice of protest, notice of dishonor and of non-payment, notice of acceptance of the Loan Documents, and diligence in collection; (2) notice of the existence, creation, or incurring of any new or additional obligations under or pursuant to any of the Loan Documents; (3) any right to require Beneficiary to proceed against, give notice to, or make demand upon any other Trustor Party; (4) any right to require Beneficiary to proceed against or exhaust any security or to proceed against or exhaust any security in any particular order;
     (5) any right to require Beneficiary to pursue any remedy of Beneficiary; (6) any right to direct the application of any security held by Beneficiary; (7) any right of subrogation or to enforce any remedy which Beneficiary may have against any other Trustor Party and any right to participate in any security now or hereafter held by Beneficiary and any right to reimbursement from any other person or entity comprising Trustor for amounts paid to Beneficiary by any other Trustor Party at any time prior to the Payment in Full (as hereinafter defined) of all obligations of Trustor under the Loan Documents and of all obligations secured by this Deed of Trust; (8) any defense arising out of any disability or other defense of any Trustor Party, including bankruptcy, dissolution, liquidation, cessation, impairment, modification, or limitation, from any cause, of any liability of Trustor, or of any remedy for the enforcement of such liability;
     (9) any right to plead or assert any election of remedies by Beneficiary; (10) any other defenses available to a surety under applicable law; (11) notice of any adverse change in the financial condition of any Trustor Party or of any other fact that might increase such Trustor Party's risk under the Loan Documents; and (12) all notices (except if such notice is specifically required to be given to such Trustor Party) and demands to which Trustor might otherwise be entitled. As used herein, the term "PAYMENT IN FULL" with respect to any obligation shall mean the payment in full in cash of all such obligations and the expiration of all applicable time periods regarding bankruptcy preference, fraudulent conveyance or other avoidance actions that may be applicable to the circumstances of payment of any or all of such obligations under any and all laws of the State of California and federal laws.

          (b) Each Trustor Party hereby waives any rights it may have under Sections 2845 or 2850 of the California Civil Code, or otherwise, to require Beneficiary to institute suit against, or to exhaust any rights and remedies which Beneficiary has or may have against, any other Trustor Party or any third party, or against any collateral for the Obligations provided by Trustor or any third party. In this regard, each Trustor Party agrees that it is bound to the payment of all Obligations, whether now existing or hereafter accruing as fully as if such Obligations were directly owing to Beneficiary by each Trustor Party. Each Trustor Party further waives any defense arising by reason of any disability or other defense (other than the defense that the Obligations shall have been fully and finally performed and paid) of such Trustor Party or by reason of the cessation from any cause whatsoever of the liability of such Trustor Party in respect thereof.

          (c) Each Trustor Party hereby waives: (1) any rights to assert against Beneficiary any defense (legal or equitable), set-off, counterclaim, or claim which any other Trustor Party may now or at any time hereafter have against any other Trustor Party or any other party liable to Beneficiary; (2) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Obligations or any security therefor; and (3) any defense Trustor has to performance hereunder, and any right Trustor has to be exonerated, provided by Sections 2819, 2822, or 2825 of the California Civil Code, or otherwise, arising by reason of: any claim or defense based upon an election of remedies by Beneficiary; the impairment or suspension of Beneficiary's rights or remedies against Trustor; the alteration by Beneficiary of the Obligations; any discharge of Trustor's obligations to Beneficiary by operation of law as a result of Beneficiary's intervention or omission; or the acceptance by Beneficiary of anything in partial satisfaction of the Obligations.

          (d) Each Trustor Party hereby waives any right of subrogation it may have as against any other Trustor Party with respect to the Obligations. In addition, each Trustor Party hereby waives any right to proceed against any other Trustor Party, now or hereafter, for contribution, indemnity, reimbursement, and any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which any Trustor Party may now have or hereafter have as against any other Trustor Party with respect to the Obligations. Each Trustor Party also hereby waives any rights to recourse to or with respect to any asset of any other Trustor Party. Each Trustor Party agrees that in light of the immediately foregoing waivers, the execution of this Deed of Trust shall not be deemed to make each Trustor Party a "creditor" of any other Trustor Party, and that for purposes of Sections 547 and 550 of the Bankruptcy Code each Trustor Party shall not be deemed a "creditor" of any other Trustor Party. Notwithstanding the foregoing, the waivers set forth in this subsection (N) shall only apply until the Indefeasible Payment in Full of all obligations of Trustor under the Loan Documents and of all of the Obligations under this Agreement.

          (e) Each Trustor Party waives all rights and defenses arising out of an election of remedies by Beneficiary, even though that election of remedies, such as a non-judicial foreclosure with respect to security for the Obligations, has destroyed such Trustor Party's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure (the "CCP") or otherwise. Each Trustor Party acknowledges and agrees that, as a result of the foregoing sentence, it is knowingly waiving in advance a complete or partial defense to this Deed of Trust arising under CCP
     Sections 580d or 580a and based upon Beneficiary's election to conduct a private non-judicial foreclosure sale, even though such election would destroy, diminish, or affect such Trustor Party's rights of subrogation against any other Trustor Party or any other party and each such Trustor Party's rights to pursue any other Trustor Party or such other party for reimbursement contribution, indemnity, or otherwise.

          (f)  WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR
     OTHER PROVISION SET FORTH IN THIS DEED OF TRUST OR ANY OTHER AGREEMENT ENTERED INTO WITH RESPECT TO THE LOAN DOCUMENTS, TRUSTOR HEREBY
     WAIVES AND AGREES NOT TO ASSERT ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF
     CALIFORNIA CIVIL CODE SECTIONS 2799, 2808, 2809, 2810, 2815,
     2819, 2820, 2821, 2822, 2825, 2839, 2845, 2848, 2849, 2850, 2899
     and 3433, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE.


          IN WITNESS WHEREOF, Trustor has executed this Deed of
Trust as of the day and year first above written.

                                 CADIZ INC., a Delaware
                                 corporation

                                 By:
                                 Name:
                                 Title:

                                 CADIZ REAL ESTATE LLC, a
                                 Delaware limited liability
                                 company

                                 By:
                                 Name:
                                 Title:







                   [NOTARIAL ACKNOWLEDGEMENT]

                           EXHIBIT A-1

                       [Legal Description]



                           EXHIBIT A-2

                       [Legal Description]



                           SCHEDULE 1

                        [List of Lenders]



                           SCHEDULE 2

                Schedule of Financing Statements

That certain Deed of Trust, Assignment of Leases and Rents,
Security Agreement, Financing Statement and Fixture Filing, dated as of even herewith by Trustor in favor of Trustee and
Beneficiary to secure payment of indebtedness in the total
principal amount as of                   of $____________ as more
fully described therein.

Liens described in Preliminary Report No. 602040811-K32 issued by
Chicago Title Company, insuring priority in this Deed of Trust and showing ________ as insured.







STATE OF CALIFORNIA      }
                         } S.S.
COUNTY OF LOS ANGELES    }

On                                    before                  me,
___________________________________________, personally  appeared personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


                              WITNESS my hand and official seal.





                              Signature___________________________


--------------------------------------------------------------------------------

                                                                      EXHIBIT E


           FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

          This ASSIGNMENT AND ASSUMPTION AGREEMENT (this "ASSIGNMENT AGREEMENT") is entered into as of______________ between________________________(the "ASSIGNOR") and
(the "ASSIGNEE"). Reference is made to the credit agreement described in ANNEX I hereto (the "CREDIT AGREEMENT"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

          1.   In accordance with the terms and conditions of
SECTION 9.6 of the Credit Agreement, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor without recourse and without representation or warranty (except as provided in this Assignment Agreement), that interest in and to the Assignor's rights and obligations under the Loan Documents as of the date hereof with respect to the Obligations owing to the Assignor to the extent specified on ANNEX I.

          2. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim and (ii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment
Agreement and to consummate the transactions contemplated hereby;
(b) makes no representation or warranty and assumes no responsibility with respect to (i) any statements, representations or warranties made in or in connection with the Loan Documents, or (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto, and (d) represents and warrants that the amount set forth as the Purchase Price on ANNEX
I represents the amount owed by Borrower to Assignor with respect to Assignor's share of the Loans assigned hereunder, as reflected on the Assignor's books and records.

          3. The Assignee represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby and (b) that this Assignment Agreement has been duly authorized, executed and delivered by the Assignee and that this Assignment Agreement constitutes a legal, valid and binding obligation of the Assignee, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, moratorium or other similar laws affecting creditors' rights generally and by general equitable principles.

          4. The Assignee (a) confirms that it has received copies of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement and that it is not relying upon any representation, warranty or statement (except any such representation, warranty or statement expressly set forth in this Assignment Agreement);
(b) agrees that it will, independently and without reliance upon Agent, Assignor or any other Lender based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Loan Documents; (c) appoints and authorizes the Agent to take such action as agent on behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto;
(d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and (e) and attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty. The Assignor shall have no duty or responsibility either initially or on a continuing basis to make any such investigation or any such appraisal on behalf of the Assignee or to provide the Assignee with any credit or other information with respect thereto, whether coming into its possession before the making of the initial extension of credit under the Credit Agreement or at any time or times thereafter.

          5. Following the execution of this Assignment Agreement by the Assignor and Assignee, the Assignor will deliver this Assignment Agreement to the Agent for recording by the Agent. The effective date of this Assignment (the "SETTLEMENT DATE") shall be the later to occur of (a) the date of the execution and delivery hereof by the Assignor and the Assignee, and (b) the date specified in ANNEX I.

          6. As of the Settlement Date (a) the Assignee shall be a party to the Credit Agreement and, to the extent of the interest assigned pursuant to this Assignment Agreement, have the rights and obligations of the Lender thereunder and under the other Loan Documents, and (b) the Assignor shall, to the extent of the interest assigned pursuant to this Assignment Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents.

          7. Upon the Settlement Date, Assignee shall pay to Assignor the Purchase Price (as set forth in ANNEX I). From and after the Settlement Date, the Agent shall make all payments that are due and payable to the holder of the interest assigned hereunder
(including payments of principal, interest, fees and other amounts) to Assignor for amounts which have accrued up to but excluding the Settlement Date and to Assignee for amounts which have accrued from and after the Settlement Date. On the Settlement Date, Assignor shall pay to Assignee an amount equal to the portion of any interest, fee, or any other charge that was paid to Assignor prior to the Settlement Date on account of the interest assigned hereunder and that are due and payable to Assignee with respect thereto, to the extent that such interest, fee or other charge relates to the period of time from and after the Settlement Date.

          8. This Assignment Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.
This Assignment Agreement may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

          9. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE
OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement and Annex I hereto to be executed by their respective officers, as of the first date written above.

                                   [NAME OF ASSIGNOR]
                                   a ___________________,
                                   as Assignor


                                   By:
                                   Name:
                                   Title:


                                   [NAME OF ASSIGNEE]
                                   a ___________________,
                                   as Assignee


                                   By:
                                   Name:
                                   Title:




               ANNEX FOR ASSIGNMENT AND ASSUMPTION

                             ANNEX I


1.   Borrower:  Cadiz Inc. and Cadiz Real Estate LLC

2.   Name and Date of Credit Agreement:

               Credit Agreement, dated as of June __, 2006 (as amended, the "CREDIT AGREEMENT"), by and among Cadiz Inc. and Cadiz Real Estate LLC, as borrowers (the "BORROWER"), the lenders party thereto, Peloton Partners LLP, as administrative agent (the "AGENT").

3.   Date of Assignment Agreement:

4.   Amounts:

     b.   Assigned Amount of Tranche A Term Loan       $_____________

     a.   Assigned Amount of Tranche B Term Loan       $_____________

5.   Settlement Date:

6.   Purchase Price                                    $_____________

7.   Notice and Payment Instructions, etc.

     Assignee:____________________    Assignor:___________________



8.   Agreed and Accepted:

     [ASSIGNOR]               [ASSIGNEE]


     By:                      By:
     Title:                   Title:


--------------------------------------------------------------------------------

                                                                      EXHIBIT F

                   ____________________, 2006



Peloton Partners LLP, as Administrative Agent
17 Broadwick Street
London, England W1F 0DJ

Lenders to the Credit Agreement

     Re:  CADIZ INC.; CADIZ REAL ESTATE LLC

Dear Gentlemen:

     We have acted as counsel to Cadiz Inc. ("Cadiz") and as special counsel to Cadiz Real Estate LLC ("CRE") (individually, a "Borrower" and collectively, the "Borrowers"), in connection with the Credit Agreement dated as of ________________, 2006, (the "Credit Agreement") between the Borrowers and Peloton Partners LLP (the "Agent") and those certain transactions described, contemplated, or referred to in the Credit Agreement. This opinion is delivered to you pursuant to Section 4.1(k) of the Credit Agreement. Capitalized terms not otherwise defined herein are used herein as defined in the Credit Agreement.

     In connection with this opinion, we have (i) investigated such questions of law, (ii) examined such corporate documents and records of Borrowers, certificates of public officials and other documents, and (iii) received such information from officers, managers and representatives of Borrowers, as we have deemed necessary for the purpose of this opinion. We have examined, among other documents, the following documents:

          (a)  a copy of the Credit Agreement;

          (b)  a copy of the Security Agreement;

          (c)  a copy of the Mortgage;

          (d)  a copy of any other Security Documents;

          (e)  a copy of any other Loan Documents;

          (f)  a copy of the CRE Amendment;

          (g)  a copy of the Registration Rights Agreement;

          (h)  a copy of the Purchaser Certificate; and

          (i) a copy of the Form UCC1 financing statements naming the Borrowers as debtors and the Agent, for the benefit of the Lenders and the Agent, as secured party (the "Financing Statements") to be filed with the Secretary of State of the State of Delaware (the "UCC Filing Office").

     The agreements, instruments and other documents referred to in the foregoing lettered clauses are referred to collectively as the "Transaction Documents".

     In such examination, we have assumed without any inquiry, investigation or verification the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies. We have also assumed, without any inquiry, investigation or verification that each party (other than Borrowers) to any documents has full right, power, authority and capacity to enter into the applicable document, that all such documents have been duly authorized, executed and delivered by the applicable parties thereto (other than Borrowers), and are valid, binding and enforceable upon the applicable parties (other than Borrowers), and that each document constitutes the complete agreement of all parties thereto, with respect to the subject matter thereof.
With respect to our opinion in paragraph 8, we have assumed that the Agent has not entered into any agreement with any party other than Borrowers or otherwise taken any action, other than any action involving Borrowers, which would result in the imposition of any Lien or encumbrance on the shares of Common Stock issuable upon the conversion of the Loans in accordance with the terms of the Credit Agreement.

     As to questions of fact material to our opinions, we have relied, to the extent that relevant facts were not independently established by us, and to the extent such reliance is reasonable, on certificates of public officials and certificates, oaths and declarations of officers and other representatives of Borrowers. To the extent that any conclusion of law contained in this opinion is based upon underlying facts, our opinion is limited to our actual knowledge, with due inquiry, of such underlying facts.

     We have assumed with your permission that the Security
Documents have been filed in the appropriate public records.

     We have assumed with your permission that the Lender (and any subsequent holder or assignee of the Obligations) is an exempt lender as defined by California usury law.

     We have not made or undertaken to make any investigation of the condition of title to the properties of Borrowers which are the subject of the Transaction Documents and we express no opinion with respect to the title, or the priority of any lien or interest created with respect to such properties.

     We offer no opinion as to any matter or any law not expressly contained in this opinion.

     Our opinions as set forth herein speak solely as of date hereof.

     Based on and subject to the above, and subject to the assumptions, limitations, qualifications, exceptions and reservations set forth herein, it is our opinion that:

          1. Cadiz is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

          2. CRE is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

          3. Each of the Transaction Documents to which either Borrower is a party has been duly authorized by all necessary corporate action on the part of such Borrower and has been duly executed and delivered on behalf of such Borrower, and the performance by either Borrower, as applicable, of its obligations thereunder does not contravene (i) the Borrower's charter or bylaws, (ii) to the best of our knowledge, with due inquiry, which inquiry is limited to matters for which we have been engaged by the Borrowers, any law, rule or regulation applicable to the Borrowers (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or (iii) to the best of our knowledge, with due inquiry, which inquiry is limited to matters for which we have been engaged by the Borrowers, any contractual or legal restriction binding on or affecting either Borrower.

          4. To the best of our knowledge, with due inquiry, which inquiry is limited to matters for which we have been engaged by the Borrowers, no authorization, order, license, franchise, consent or approval or other action by, and no notice to or registration or filing with, any governmental authority or regulatory body in a State or any political subdivision thereof is required for (i) the due execution, delivery, recordation, filing or performance by the Borrower of their obligations under the Transaction Documents; (ii) the continued effectiveness, enforceability, perfection and priority of the liens and other rights granted by the Security Documents; or (iii) the perfection of or the exercise by Lender of its rights under any Loan Documents (except for recordation of all recordable documents executed pursuant to the Transaction Documents and otherwise as specifically set forth in the Transaction Documents).

          5. Each of the Transaction Documents to which a Borrower is a party is the valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms.

          6.   Except for the matters disclosed in the
Transaction Documents or in public filings made by Cadiz with the U.S. Securities and Exchange Commission, there is no pending or, to the best of our knowledge after due inquiry, threatened action or proceeding against either Borrower before any court, governmental agency or arbitrator which is likely to have a materially adverse effect upon the financial condition or operations of either Borrower.

          7. The Mortgage creates a valid security interest in favor of the Agent on the real property covered by such Mortgage, each such Mortgage creates a valid security interest in favor of the Agent in any goods located or to be located thereon which now or may hereafter constitute "fixtures" within the meaning of
Article 9 of the California Commercial Code ("UCC") (such goods being herein referred to as the "Fixtures"), each Mortgage creates a valid security interest in favor of the Agent in the property covered thereby (other than Fixtures) which is subject to the UCC (the "Non-Fixture Personal Property"), in each case as security for the Obligations.

          8. The shares of Common Stock issuable upon conversion of the Loans pursuant to the terms of the Credit Agreement have been duly authorized and reserved for issuance by Cadiz and, upon due conversion of the Loans in accordance with the terms of the Credit Agreement, said Common Stock will be validly issued, fully paid and non-assessable, free and clear of any Liens or encumbrances.

          9. All membership interests in CRE have been duly authorized by all necessary limited liability company action on the part of CRE and, upon issuance in accordance with the CRE LLC Agreement, will be validly issued, fully paid and non-assessable. The membership interests of CRE are not subject to any preemptive rights or rights of first refusal, except as set forth in the CRE LLC Agreement or under applicable law.

          10. Assuming the accuracy of the representations of purchasers contained in the Purchaser's Certificate, the offer and sale of the Loans under the circumstances contemplated by the Credit Agreement constitute exempt transactions under the Securities Act and applicable state law.

          11. Neither Borrower is (a) an "investment company" as defined in, or subject to regulation under, the Investment
Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company
Act of 1935.

          12. The security interest granted by the Borrowers in favor of the Agent for the benefit of the Lenders and the Agent in the Collateral described in the Security Agreement securing the performance of the obligations purported to be secured thereby will, upon the due filing of the Financing Statements in the UCC Filing Office, be perfected to the extent that a security interest in such Collateral can be perfected by the filing of a UCC-1 financing statement in such governmental filing office.

     Our opinions set forth above are subject to the qualifications set forth in (i), (ii) (iii) and (iv) below:

          (i)  In the case of the Fixtures and the Non-
Fixture Personal Property, Article 9 of the UCC requires the filing of continuation statements within the period of six months prior to the expiration of five years from the date of the original filings, in order to maintain the effectiveness of the filings referred to in the paragraph. In the event either of the Borrowers changes its "location" as defined in Section 9307 of the UCC or effects a transfer of the Collateral to another person so as to cause the application of the law of a jurisdiction other than Delaware to the perfection of the security interest in the Collateral, such security interest will become unperfected as against purchasers of the Collateral for value, unless a new financing statement is properly filed in the appropriate jurisdiction within the time frame prescribed by Section 9316 of the UCC. In the event either of the Borrowers changes its name or corporate structure to such an extent so as to make the Financing Statements seriously misleading under Section 9506 of the UCC, the Financing Statements will not be effective to perfect a security interest in Collateral acquired by the Borrowers more than four months after the change, unless an amendment or amendments to the Financing Statements which render the Financing Statements not seriously misleading are properly filed before the expiration of four months after such change.

          (ii) In the case of property which becomes property covered by a Mortgage after the date hereof, Section 552 of the Federal Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the Federal Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by a debtor before the commencement of such case.

          (iii) The opinions expressed herein as to enforceability are qualified to the extent that enforcement may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws of general application relating to or affecting the enforcement of the rights of creditors or for the relief of debtors generally. In addition, our opinions expressed herein as to enforceability (i) are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law or in a bankruptcy proceeding), and (ii) are subject to limitations on the availability of equitable relief including specific performance.

          (iv) We express no opinion with respect to the enforceability of any provision of the Transaction Documents which purports to waive the Borrowers' right to trial by jury. In Grafton Partners L.P. v. Superior Court, 36 Cal. 4th 944
(2005), the California Supreme Court held that pre-dispute jury trial waivers not authorized by statute are unenforceable under California law.

     Our opinions expressed below are expressed with respect only to the laws of the State of California, the federal laws of the United States, the Delaware General Corporation Law and the Delaware Limited Liability Company Act, and are expressed only as to the outcome that would pertain were the laws of the State of California, the federal laws of the United States and the Delaware General Corporation Laws the governing laws applicable to the relevant issue. We express no opinion as to whether the laws of any particular jurisdiction apply. We call your attention to the fact that the Transaction Documents are stated therein to be governed by New York law and that we are not members of the Bar of the State of New York. We are not admitted to practice in any state other than the State of California, and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction (other than the Delaware General Corporation Law and the Delaware Limited Liability Company Act), or as to any matters of municipal law or the laws of any local agencies within any state. Our opinions and confirmations herein are based upon our consideration of only those statutes, rules and regulations which, in our experience, are normally applicable to loan transactions, provided that no opinion or confirmation is expressed in paragraph 3 with respect to state securities laws, tax laws, antitrust or trade regulation laws, insolvency or fraudulent transfer laws, antifraud laws or compliance with fiduciary duty requirements. We express no opinion as to any state or federal laws or regulations applicable to the subject transaction because of the nature or extent of the business of any parties to the Transaction Documents other than the Borrowers.

      Other than the addressee hereof and its counsel, no one is entitled to rely on this opinion.

                              Very truly yours,



                              STEPHAN, ORINGHER, RICHMAN,
                              THEODORA & MILLER, P.C.


--------------------------------------------------------------------------------

                                                                      EXHIBIT G

                  REGISTRATION RIGHTS AGREEMENT
                          by and among

                         CADIZ INC. and
                      PELOTON PARTNERS LLP,
                          On behalf of
              EACH HOLDER OF REGISTRABLE SECURITIES
                      _______________, 2006




                       TABLE OF CONTENTS
                                                             Page

Section 1.  Certain Definitions. . . . . . . . . . . . . . . .  1

Section 2.  Demand Registration Rights. . . . . . . . . . . . . 4

Section 3.  Piggy-Back Registration Rights. . . . . . . . . . . 7

Section 4.  Selection of Underwriters. . . . . . . . . . . . . .8

Section 5.  Blackout Periods. . . . . . . . . . . . . . . . . . 9

Section 6.  Holdback. . . . . . . . . . . . . . . . . . . . . . 9

Section 7.  Ineligibility to Effect a Demand Registration. . . 10

Section 8.  Liquidated Damages. . . . . . . . . . . . . . . . .10

Section 9.  Registration Procedures. . . . . . . . . . . . . . 11

Section 10. Registration Expenses. . . . . . . . . . . . . . . 15

Section 11. Rule 144. . . . . . . . . . . . . . . . . . . . . .15

Section 12. Covenants of Holders. . . . . . . . . . . . . . . .15

Section 13. Indemnification; Contribution. . . . . . . . . . . 15

Section 14. Injunctions. . . . . . . . . . . . . . . . . . . . 18

Section 15. Amendments and Waivers. . . . . . . . . . . . . . .18

Section 16. Notices. . . . . . . . . . . . . . . . . . . . . . 18

Section 17. Successors and Assigns. . . . . . . . . . . . . . .19

Section 18. Representations and Warranties of the Company. . . 19

Section 19. Counterparts. . . . . . . . . . . . . . . . . . . .20

Section 20. Descriptive Headings. . . . . . . . . . . . . . . .20

Section 21. Choice of Law. . . . . . . . . . . . . . . . . . . 20

Section 22. Severability. . . . . . . . . . . . . . . . . . . .20

Section 23. Entire Agreement. . . . . . . . . . . . . . . . . .21

Section 24. Further Actions; Reasonable Best Efforts. . . . . .21



                  REGISTRATION RIGHTS AGREEMENT

          This Agreement (this "AGREEMENT") is made as of this ___ day of _______________, 2006 by and among Cadiz Inc., a Delaware corporation (the "COMPANY"), Peloton Partners LLP ("PELOTON"), as administrative agent on behalf of each holder of Registrable Securities (as defined herein) ("HOLDERS").

                            RECITALS:

          WHEREAS, the Company has entered into a Credit Agreement dated June __, 2006 (the "Credit Agreement) with Peloton, as administrative agent, whereby the several lenders from time to time parties thereto shall make secured loans to the Company in the aggregate principal amount of $36,375,000, which secured loans are convertible into shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK"), upon the terms and subject to the limitations and conditions set forth in the Credit Agreement; and

          WHEREAS, the Company has agreed to grant to the Holders the registration rights described in this Agreement with respect to the Registrable Securities.

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


     Section 1.  CERTAIN DEFINITIONS

          For purposes of this Agreement, the following terms have the following meanings:

          (a) "AFFILIATE" has the meaning ascribed to such term in Rule 12b-2 of the Exchange Act.

          (b) "AGREEMENT" has the meaning specified in the Preamble hereof.

          (c) "BENEFICIALLY OWN" has the meaning ascribed to such term in Rule 13d-3 of the Exchange Act.

          (d)  "BLACKOUT PERIOD" has the meaning specified in Section
5 hereof.

          (e)  "BOARD" has the meaning specified in Section 5 hereof.

          (f) "BUSINESS DAY" means a day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of the State of New York and the United States of America.

          (g) "COMMON STOCK" has the meaning specified in the Recitals hereof.

          (h)  "COMPANY" has the meaning specified in the Preamble hereof.

          (i)  "DEMAND" has the meaning specified in Section 2(a) hereof.

          (j)  "DEMAND REGISTRATION" has the meaning specified in
Section 2(a) hereof.

          (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time that reference is made thereto.

          (l) "FAIR MARKET VALUE" means, with respect to the securities of the Company that trade in a liquid market such as NASDAQ or the New York Stock Exchange, the average of the closing price as best established for the 30-day period prior to the date on which the Fair Market Value is determined, and with respect to the securities of the Company that do not trade in a liquid market such as NASDAQ or the New York Stock Exchange, the fair market value of such securities as determined by the Board in good faith.

          (m)  "HOLDBACK PERIOD" has the meaning specified in
Section 6(a) hereof.

          (n) "HOLDER" has the meaning specified in the Preamble hereof, and shall include any person to whom the rights of a Holder under this Agreement have been transferred in accordance with the provisions of this Agreement.

          (o) "INELIGIBILITY ACCOMMODATION PERIOD" has the meaning specified in Section 7 hereof.

          (p) "INSPECTORS" has the meaning specified in Section 9(k) hereof.

          (q) "LIQUIDATED DAMAGES" has the meaning specified in Section 8(a) hereof.

          (r)  "NASD" means the National Association of Securities
Dealers, Inc.

          (s)  "NASDAQ" means the Nasdaq Stock Market, Inc.

          (t) "NEW NOTE" means that certain new note or new notes in the principal amount of $36.375 million.

          (u)  "NYSE" means the New York Stock Exchange, Inc.

          (v)  "OTHER RIGHTS HOLDERS" has the meaning specified in
Section 2(f) hereof.

          (w)  "PELOTON" has the meaning specified in the Preamble hereof.

          (x) "PERSON" means any individual, firm, partnership, corporation (including, without limitation, a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, and shall include any successor (by merger or otherwise) of any such entity.

          (y)  "PIGGY-BACK REQUEST" has the meaning specified in
Section 3(b) hereof.

          (z)  "PIGGY-BACK RIGHTS" has the meaning specified in
Section 3(a) hereof.

          (aa) "PROSPECTUS" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by any Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

          (bb) "RECORDS" has the meaning specified in Section 9(k) hereof.

          (cc) "REGISTRABLE SECURITIES" means any and all of (i) the shares of Common Stock of the Company received by Holders upon conversion of the New Note and (ii) any securities issuable or issued or distributed in respect of any of the securities identified in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise. Registrable Securities shall cease to be Registrable Securities when and to the extent that they shall have (i) been Transferred by Holders pursuant to an effective Registration Statement; or (ii) ceased to be outstanding. Notwithstanding anything herein to the contrary, the Company shall not be required to have any of the Registrable Securities registered (or maintain the effectiveness of any prior registration of Registrable Securities) if, in the opinion of either counsel for the Company, knowledgeable and experienced in federal securities matters (said counsel to be acceptable to the Holder making a Demand in the reasonable judgment of such Holder), or counsel for such Holder, knowledgeable and experienced in federal securities matters (said counsel to be acceptable to the Company in the Company's reasonable judgment), all Registrable Securities held by such Holder (and its Affiliates) may be sold pursuant to Rule 144 under the Securities Act during any ninety (90) day period.

          (dd) "REGISTRATION DEFAULT" has the meaning specified in
Section 8(a) hereof.

          (ee) "REGISTRATION EXPENSES" means any and all reasonable out-of-pocket expenses incident to performance of or compliance with this Agreement, including, without limitation, (i) all SEC, NASD and securities exchange registration and filing fees,

(ii) all fees and expenses of complying with state securities or "blue sky" laws (including fees and disbursements of counsel for any underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all processing, printing, copying, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable
Securities on any securities exchange pursuant to Section 9(h) hereof, (v) all fees and disbursements of counsel for the Company and of its independent public accountants (including the expenses of any special audits or comfort letters), and (vi) the reasonable fees and expenses of any special experts retained in connection with a registration under this Agreement, but excluding (A) any underwriting discounts and commissions and transfer taxes relating to the sale or disposition of Registrable Securities pursuant to a Registration Statement, and (B) any fees, expenses or disbursements of counsel and other advisers to the Holders and any Other Rights Holders, other than the reasonable fees and disbursements of one counsel to all Holders.

          (ff) "REGISTRATION STATEMENT" means any registration statement (including a Shelf Registration) of the Company referred to in Section 2 or Section 3 hereof, including any Prospectus, amendments and supplements to any such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in any such registration statement.

          (gg) "RULE 144" means Rule 144 under the Securities Act, or any similar or successor rules or regulations hereafter adopted by the SEC.

          (hh) "SEC" means the United States Securities and Exchange Commission and any successor federal agency having similar powers.

          (ii) "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time that reference is made thereto.

          (jj) "SHELF REGISTRATION" means a "shelf" registration statement on an appropriate form pursuant to Rule 415 under the Securities Act (or any successor rule that may be adopted by the SEC).

          (kk) "TRANSFER" means, with respect to any security, any direct or indirect sale, transfer, assignment, hypothecation, pledge or any other disposition of such security or any interest therein.

          (ll) "UNCONTROLLED EVENT" has the meaning specified in
Section 5 hereof.

          (mm) "UNDERWRITTEN OFFERING" means an offering in which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective Registration
Statement under the Securities Act.


     Section 2.  DEMAND REGISTRATION RIGHTS

          (a) Any Holder may, subject to the terms hereof, request the Company in writing (each such request, a "DEMAND") to effect a registration with the SEC under and in accordance with the provisions of the Securities Act of all or part of the Registrable Securities Beneficially Owned by such Holder (a
"DEMAND REGISTRATION"). The Demand shall specify the aggregate number of shares of Registrable Securities requested to be so registered on behalf of such Holder. For purposes of this Agreement, Holders shall be deemed to have made a Demand with respect to all of the Registrable Securities effective as of the date of this Agreement (the "CLOSING DEMAND"). Any request received by the Company from a Holder as provided in this
Section 2(a) shall be deemed to be a "DEMAND" for purposes of this Agreement, unless the Company, in accordance with the terms of this Agreement, shall have notified such Holder in writing, prior to its receipt of such request from such Holder, of its intention to register securities with the SEC, in which case the request from such Holder shall be governed by Section 3 hereof, not this Section 2. All Demands to be made by a Holder pursuant to this Section 2(a) and any notifications by the Company pursuant to the preceding sentence must be based upon a good faith intent of such Holder or the Company, as the case may be, to effect the sale of securities pursuant to such registrations as promptly as practicable after the date of the Demand or notification, as the case may be, in accordance with the terms of this Agreement.

          (b) After receipt of a Demand from a Holder, the Company shall use its best efforts to prepare and file a Registration Statement for the Registrable Securities so requested to be registered.
With respect to the Closing Demand, the Company shall use its best efforts to prepare and file a Registration Statement for the Registrable Securities within 30 days and use its reasonable best efforts to cause such Registration Statement to become effective within 90 days (or 120 days in the event the Registration
Statement is reviewed by the SEC); provided, however, that the failure of such Registration Statement to become effective within 180 days shall constitute a default under this Agreement. With respect to any other Demand, the Company shall use its best efforts to prepare and file a Registration Statement for the Registrable Securities within 60 days and use its reasonable best efforts to cause such Registration Statement to become effective within 120 days (or 150 days in the event the Registration
Statement is reviewed by the SEC).

          (c) Notwithstanding anything in this Agreement to the contrary, the Company shall not be required to file a Registration Statement for Registrable Securities pursuant to a Demand:

          (i) if the Company shall have previously effected a Demand Registration at any time during the immediately preceding ninety (90) day period;

          (ii) if the Company shall have previously effected a registration of Registrable Securities to be issued and sold by the Company at any time during the immediately preceding ninety
     (90) day period (other than a registration on Form S-4,

     Form S-8 or Form S-3(with respect to dividend reinvestment plans and similar plans) or any successor forms thereto);

          (iii) during the pendency of any Blackout Period;

          (iv) during the pendency of any Ineligibility Accommodation
     Period;

          (v) if the Company shall have previously effected four (4) Demand Registrations pursuant to the terms of this Agreement;

          (vi) if the aggregate value of the Registrable Securities to be registered pursuant to a Demand Registration does not equal at least $2,500,000; or

          (vii)if the Registrable Securities that are the subject of the Demand are the subject of an effective Shelf Registration.

          (d) The Company shall be permitted to satisfy its obligations under this Section 2 by amending (to the extent permitted by applicable law) any Shelf Registration previously filed by the Company under the Securities Act so that such Shelf Registration
(as amended) shall permit the disposition (in accordance with the intended methods of disposition specified as aforesaid) of all of the Registrable Securities for which a Demand shall have been made. Notwithstanding the foregoing, the Company shall have no obligation under this Agreement to file any Shelf Registration.

          (e) A requested Demand Registration shall not be deemed to count as a Demand Registration described in Section 2(c)(ii) hereof if:
(i) such registration has not been declared effective by the SEC or does not become effective in accordance with the Securities
Act, (ii) after becoming effective, such registration is materially interfered with by any stop order, injunction or similar order or requirement of the SEC or other governmental agency or court for any reason not attributable to a Holder and does not thereafter become effective, (iii) the conditions to closing specified in any underwriting agreement entered into in connection with such Demand Registration are not satisfied or waived other than by reason of an act or omission on the part of a Holder, or (iv) the Holder making a Demand shall have withdrawn its Demand or otherwise determined not to pursue such registration, PROVIDED that, in the case of this clause (iv), such Holder shall have reimbursed the Company for all of its out-of-pocket expenses incurred in connection with such Demand.

          (f) If the lead managing underwriters of an Underwritten Offering made pursuant to a Demand shall advise the Holder making a Demand in writing (with a copy to the Company) that marketing or other factors require a limitation on the number of shares of Registrable Securities which can be sold in such offering within a price range acceptable to the Holder, then (i) if the Company shall have elected to include any securities to be issued and sold by the Company or sold on behalf of any of the Company's security holders excluding such Holder ("OTHER RIGHTS HOLDERS") in such Registration Statement, then the Company shall reduce the number of securities the Company shall intend to issue and sell (and, if applicable, the number of securities being sold on behalf of the Other Rights Holders) pursuant to such Registration Statement such that the total number of securities being sold by each such party shall be equal to the number which can be sold in such offering within a price range acceptable to such Holder, and
(ii) if the Company shall not have elected to include any securities to be issued and sold by the Company or sold on behalf of Other Rights Holders in such Registration Statement or if the reduction referred to in the previous clause (i) shall not be sufficient, then, the Holder shall reduce the number of Registrable Securities requested to be included in such offering to the number that the lead managing underwriter advises can be sold in such offering within a price range acceptable to the Holder. The Holder shall not be required to reduce the number of Registrable Securities requested to be included in any such offering until the number of securities referred to in the previous clause (i) shall have been reduced to zero (0). A requested Demand reduced pursuant to this Section 2(f) shall count as a Demand Registration described in Section 2(c)(ii) hereof. In the event that a requested Demand Registration so reduced does not result in at least $2,500,000 in aggregate gross sales proceeds being received by the Holder, such requested
Demand Registration shall not be deemed to count as a Demand Registration described in Section 2(c)(ii) hereof, Provided that Holders shall have reimbursed the Company for all of its out-of-pocket expenses incurred in the preparation, filing and processing of the Registration Statement.


     Section 3.  PIGGY-BACK REGISTRATION RIGHTS

          (a) At any time on or after the date hereof, whenever the Company shall propose to file a Registration Statement under the Securities Act relating to the public offering of securities for sale for cash, the Company shall give written notice to the Holders as promptly as practicable, but in no event less than fifteen (15) days prior to the anticipated filing thereof, specifying the approximate date on which the Company proposes to file such Registration Statement and the intended method of distribution in connection therewith, and advising Holders of their right to have any or all of the Registrable Securities then Beneficially Owned by them included among the securities to be covered by such Registration Statement (the "PIGGY-BACK RIGHTS").

          (b) Subject to Section 3(c) and Section 3(d) hereof, in the event that Holders have and shall elect to utilize their Piggy-Back Rights, the Company shall include in the Registration Statement the Registrable Securities identified by the Holders in a written request (a "PIGGY-BACK REQUEST") given to the Company not later than five (5) Business Days prior to the proposed filing date of the Registration Statement. The Registrable Securities identified in a Piggy-Back Request shall be included in the

Registration Statement on the same terms and conditions as the other securities included in the Registration Statement.

          (c) Notwithstanding anything in this Agreement to the contrary, Holders shall not have Piggy-Back Rights with respect to
(i) a Registration Statement on Form S-4 or Form S-8 or Form S-3 (with respect to dividend reinvestment plans and similar plans) or any successor forms thereto or (ii) a Registration Statement filed in connection with an exchange offer or an offering of securities solely to employees of the Company.

          (d) If the lead managing underwriters selected by the Company for an Underwritten Offering for which Piggy-Back Rights are requested shall advise the Company in writing that marketing or other factors require a limitation on the number of shares of securities which can be sold in such offering within a price range acceptable to the Company, then, (i) such underwriters shall provide written notice thereof to the Holders and
(ii) there shall be included in the offering, (A) first, all securities proposed by the Company to be sold for its account (or such lesser amount as shall equal the maximum number determined by the lead managing underwriters as aforesaid); (B) second, all Registrable Securities requested to be included in such Registration Statement by Holders, or such lesser number as shall equal, together with the amount referred to in (A), the maximum number determined by the lead managing underwriters as aforesaid; and (c) third, only that number of securities requested to be included by any Other Rights Holders that such lead managing underwriters reasonably and in good faith believe will not substantially interfere with (including, without limitation, adversely affecting the pricing of) the offering of all the securities that the Company desires to sell for its own account and all the Registrable Securities that the Holders desire to sell for their own accounts.

          (e) Nothing contained in this Section 3 shall create any liability on the part of the Company to the Holders if the Company for any reason should decide not to file a Registration Statement for which Piggy-Back Rights are available or to withdraw such Registration Statement subsequent to its filing, regardless of any action whatsoever Holders may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise.

          (f)  A request made by Holders pursuant to their Piggy-
Back Rights to include Registrable Securities in a Registration
Statement shall not be deemed to be a Demand Registration described in Section 2(c)(ii) hereof.


     Section 4.  SELECTION OF UNDERWRITERS

          In connection with any Underwritten Offering made pursuant to a Demand or a Piggy-Back Right, the Company may, at its sole discretion, select a book running managing underwriter to manage the Underwritten Offering with the prior written consent of the Holders (which consent shall not be unreasonably withheld);
provided, however, that the Company shall have no obligation to use an underwriter in connection with any registration made pursuant to a Demand or Piggy-Back Request.


     Section 5.  BLACKOUT PERIODS

          If (i) within five (5) Business Days following the exercise by a Holder of a Demand, the Company determines in good faith and notifies such Holder in writing that the registration and distribution of Registrable Securities (or the use of the Registration Statement or related Prospectus) resulting from a Demand received from such Holder would materially and adversely interfere with any planned or proposed business combination transaction involving the Company, or any pending financing, acquisition, corporate reorganization or any other corporate development involving the Company or any of its subsidiaries or
(ii) following the exercise by such Holder of a Demand but before the effectiveness of the Registration Statement, (A) a business combination, tender offer, acquisition or other corporate event involving the Company is proposed, initiated or announced by another Person beyond the control of the Company (an "UNCONTROLLED EVENT"), (B) in the reasonable judgment of at least a majority of the members of the Board of Directors of the Company (the "BOARD"), the filing or seeking the effectiveness of the Registration Statement would materially and adversely interfere with such Uncontrolled Event or would otherwise materially and adversely affect the Company and (C) the Company promptly so notifies such Holder, then the Company shall be entitled to (x) postpone the filing of the Registration Statement otherwise required to be filed by the Company pursuant to
Section 2 hereof, or (y) elect that the effective Registration Statement not be used, in either case for a reasonable period of time, but not to exceed ninety (90) days after the date that
(1) the Demand was made (in the case of an clause (i) above) or
(2) the Company so notifies such Holder of such determination (in the case of clause (ii) above) (each, a "BLACKOUT PERIOD"). Any such written notice shall contain a general statement of the reasons for such postponement or restriction on use and an estimate of the anticipated delay. The Company shall
(a) promptly notify the Holder making a Demand of the expiration or earlier termination of such Blackout Period and (b) use its reasonable best efforts to effect the Demand Registration as promptly as practicable after the end of the Blackout Period.


     Section 6.  HOLDBACK

          (a) If (i) at any time after the date hereof, the Company shall file a Registration Statement (other than a registration on Form S-4, Form S-8 or Form S-3 (with respect to dividend reinvestment plans and similar plans) or any successor forms thereto) with respect to any shares of its capital stock, and (ii) upon reasonable prior notice the managing underwriter or underwriters (in the case of an Underwritten Offering) advise the Company and the Holders in writing that a sale or distribution of Registrable Securities would adversely impact such offering, then the Holders shall, to the extent not inconsistent with applicable law, refrain from effecting any sale or distribution of Registrable Securities during the period commencing on the effective date of such Registration Statement and continuing until the ninetieth (90th) day after the effective date of such Registration Statement; PROVIDED that such restriction shall apply to the Holders only if in connection with such offering, the underwriters require the directors and executive officers of the Company to refrain from selling the Company's securities for a like period and on like terms (such period, a "HOLDBACK PERIOD").

          (b) During the ninety (90) day period commencing on the effective date of a Registration Statement filed by the Company on behalf of Holders in connection with an Underwritten Offering pursuant to a Demand, the Company shall not effect (except pursuant to registrations on Form S-4 or Form S-8 or Form S-3 (with respect to dividend reinvestment plans and similar plans) or any successor forms thereto and except pursuant to
Section 2(f) hereof) any public sale or distribution of its securities.


     Section 7.  INELIGIBILITY TO EFFECT A DEMAND REGISTRATION

          (a) If, following receipt of a Demand (other than the Closing Demand) from a Holder, after giving effect to any Holdback Period and any Blackout Period, the Company has not filed a Registration Statement for the Registrable Securities so requested to be registered or has not used its reasonable best efforts to cause such Registration Statement to become effective because it is not eligible to effect a registration pursuant to the Securities Act, the Company shall have 60 additional days to file such Registration Statement for the Registrable Securities so requested to be registered or to use its reasonable best efforts to cause such Registration Statement to become effective (such additional days, the "INELIGIBILITY ACCOMMODATION PERIOD").


     Section 8.  LIQUIDATED DAMAGES

          (a) The parties hereto agree that the Holders will suffer damages if the Company fails to perform its obligations under
Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages. Accordingly, in the event that after a Holder has made a Demand and all Ineligibility Accommodation Periods, Blackout Periods and Holdback Periods have expired the Company has not filed a Registration Statement for the Registrable Securities so requested to be registered or has not caused such Registration Statement to become effective as provided in Section 2(b) hereof, or has not maintained the effectiveness of such Registration Statement as provided in
Section 9(b) hereof (such events, a "REGISTRATION DEFAULT"), then damages ("LIQUIDATED DAMAGES") will accrue in the form of additional interest on the New Note with respect to each 30-day period immediately following the occurrence of such Registration Default during which, at any point during such period, such Registration Default is continuing, in an amount equal to 0.5% multiplied by the initial principal amount of the New Note. Such additional interest shall continue to accrue until such Registration Default has been cured; PROVIDED, HOWEVER, that, during which time at any point during such period, any Holder who has made a Demand that is the subject of a Registration Default and who is not a payee with respect to the New Note shall be entitled to receive a cash payment from the Company in like amounts no later than 30 days after each such 30-day period.

          (b) The parties hereto agree that the Liquidated Damages provided for in this Section 8 constitute a reasonable estimate of the damages that will be suffered by Holders of Securities by reason of the happening of any Registration Default.


     Section 9.  REGISTRATION PROCEDURES

          If and whenever the Company shall be required to use its reasonable best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company shall and, with respect to Section 9(m) and Section 9(n), the Holders shall:

          (a) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities on any form for which the Company then qualifies or that counsel for the Company shall deem appropriate, and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its reasonable best efforts to cause such Registration Statement to become and remain effective;

          (b) prepare and file with the SEC amendments and post-effective amendments to such Registration Statement and such amendments and supplements to the Prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration or as may be required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act for a Shelf Registration or otherwise necessary to keep such Registration Statement effective for at least ninety (90) days (or one hundred eighty (180) days in the case of a Shelf Registration) and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to otherwise comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until the earlier of (x) such 90th or 180th day, as the case may be, or
(y) such time as all Registrable Securities covered by such Registration Statement shall have ceased to be Registrable
Securities (it being understood that the Company at its option may determine to maintain such effectiveness for a longer period, whether pursuant to a Shelf Registration or otherwise); PROVIDED, HOWEVER, that a reasonable time before filing a Registration
Statement or Prospectus, or any amendments or supplements thereto (other than reports required to be filed by it under the Exchange
Act), the Company shall furnish to the Holders, the managing underwriter and their respective counsel for review and comment, copies of all documents proposed to be filed;

          (c) furnish, without charge, to the Holders and to any underwriter in connection with an Underwritten Offering such number of conformed copies of such Registration Statement and of each amendment and post-effective amendment thereto (in each case including all exhibits) and such number of copies of any Prospectus or Prospectus supplement and such other documents as Holders or such underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by the Holders or the underwriter (the Company hereby consenting to the use (subject to the limitations set forth in Section 9(n) hereof) of the Prospectus or any amendment or supplement thereto in connection with such disposition);

          (d) use its reasonable best efforts to register or qualify such Registrable Securities covered by such Registration Statement under such other securities or "blue sky" laws of such jurisdictions as Holders shall reasonably request, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this
Section 9(d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

          (e) as promptly as practicable, notify the managing underwriters (if any) and Holders, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in Section 9(b) hereof, of the Company's becoming aware that the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and, as promptly as practicable, prepare and furnish to the Holders a reasonable number of copies of an amendment or supplement to such Registration Statement or related Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (f) notify the Holders, as promptly as practicable, at any time:

          (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

          (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information;

          (iii)of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or any order preventing the use of a related Prospectus, or the initiation (or any overt threats) of any proceedings for such purposes;

          (iv) of the receipt by the Company of any written notification of the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation (or overt threats) of any proceeding for that purpose; and

          (v) if at any time the representations and warranties of the Company contemplated by Section 9(i) below cease to be true and correct in all material respects;

          (g) otherwise comply with all applicable rules and regulations of the SEC, and make available to Holders an earnings statement that shall satisfy the provisions of Section 11(a) of the Securities Act, PROVIDED that the Company shall be deemed to have complied with this Section 9(g) if it shall have complied with Rule 158 under the Securities Act;

          (h) use its reasonable best efforts to cause all such Registrable Securities to be listed on the NYSE, NASDAQ or any other national securities exchange or automated quotation system on which the class of Registrable Securities being registered is then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Registrable Securities covered by such Registration Statement no later than the effective date of such Registration Statement;

          (i) enter into agreements (including, if applicable, an underwriting agreement and other customary agreements in the form customarily entered into by other companies in comparable underwritten offerings) and take all other appropriate and all commercially reasonable actions in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement shall be entered into and whether or not the registration shall be an underwritten registration:

          (i) make such representations and warranties to the Holders and the underwriters, if any, in form, substance and scope as are customarily made by companies to underwriters in comparable underwritten offerings;

          (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions shall be reasonably satisfactory (in form, scope and substance) to the managing underwriters) addressed to the underwriters covering the matters customarily covered in opinions requested in comparable underwritten offerings by the Company;

          (iii)obtain "comfort letters" and updates thereof from the Company's independent certified public accountants addressed to the Board and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "comfort letters" by independent accountants in connection with comparable underwritten offerings on such date or dates as may be reasonably requested by the managing underwriters, or if such offering is not an Underwritten Offering, the Board; PROVIDED, HOWEVER, that in connection with any non-Underwritten Offering, such comfort letter shall not be required except to the extent requested by the Board.

          (iv) provide the indemnification in accordance with the provisions and procedures of Section 13 hereof to all parties to be indemnified pursuant to such Section 13 and any other indemnification customarily required in underwritten public offerings; and

          (v) deliver such documents and certificates as may be reasonably requested by the Holders and the managing underwriters, if any, to evidence compliance with Section 9(f) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

          (j) cooperate with the Holders and the managing underwriter or underwriters, if any, to facilitate, to the extent reasonable under the circumstances, the timely preparation and delivery of certificates representing the securities to be sold under such Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or the Holders may request and/or in a form eligible for deposit with the Depository Trust
Company;

          (k) make available to the Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Holders or such underwriter (collectively, the "INSPECTORS"), reasonable access to appropriate officers and employees of the Company and the Company's subsidiaries to ask questions and to obtain information reasonably requested by such Inspector and all financial and other records and other information, pertinent corporate documents and properties of any of the Company and its subsidiaries and Affiliates (collectively, the "RECORDS"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility; PROVIDED, HOWEVER, that the Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors in writing are confidential shall not be disclosed to any Inspector unless such Inspector signs a confidentiality agreement in customary form reasonably satisfactory to the Company or either (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission of a material fact in such Registration Statement, or
(ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; PROVIDED, FURTHER, that any decision regarding the disclosure of information pursuant to subclause (i) shall be made only after consultation with counsel for the applicable Inspectors; and PROVIDED, FURTHER, that the Holders agree that they shall, promptly after learning that disclosure of such Records is sought in a court having jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of such Records;

          (l) in the event of the issuance of any stop order suspending the effectiveness of the Registration Statement or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable

Securities included in the Registration Statement for sale in any jurisdiction, the Company shall use its reasonable best efforts promptly to obtain its withdrawal;

          (m) the Holders shall furnish the Company with such information regarding them and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing or as shall be required in connection with the action to be taken by the Company hereunder; and

          (n) the Holders shall, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 9(e) hereof, forthwith discontinue disposition of Registrable Securities pursuant to the Prospectus or Registration Statement covering such Registrable Securities until the Holders shall have received copies of the supplemented or amended Prospectus contemplated by Section 9(e) hereof, and, if so directed by the Company, the Holders shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in their possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.


     Section 10.  REGISTRATION EXPENSES

          Except as otherwise provided herein, in connection with all registrations of Registrable Securities made pursuant to a Demand Registration or Piggy-Back Rights, the Company shall pay all Registration Expenses; PROVIDED, HOWEVER, that the Holders shall pay, and shall hold the Company harmless from, (i) any underwriting discounts and commissions and transfer taxes relating to the sale or disposition of Registrable Securities and
(ii) any fees, expenses or disbursements of its counsel and other advisors.


     Section 11.  RULE 144

          From and after the date which is more than one hundred eighty (180) days after the date hereof, the Company shall, at all times when the Holders Beneficially Own any Registrable Securities, take such measures and file and/or make available such information, documents and reports as shall be required by the SEC as a condition to the availability of Rule 144; PROVIDED, HOWEVER, that the Company need not take any of the foregoing actions during any Ineligibility Accommodation Period.


     Section 12.  COVENANTS OF HOLDERS

          Each Holder hereby covenants and agrees that it shall not sell any Registrable Securities in violation of the Securities Act or this Agreement.


     Section 13.  INDEMNIFICATION; CONTRIBUTION

          (a) The Company shall indemnify and hold harmless each Holder, its respective officers and directors, and each Person, if any, who controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and any agents, representatives or advisers thereof against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and expenses and reasonable costs of investigation) incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation arising out of or based upon (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement, any Prospectus or preliminary Prospectus, or any amendment or supplement to any of the foregoing, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or a preliminary Prospectus, in light of the circumstances then existing) not misleading, or (iii) any violation or alleged violation by the Company of any United
States federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration except in each case insofar as the same arise out of or are based upon, any such untrue statement or omission made in reliance on and in conformity with written information with respect to the Holders furnished in writing to the Company by the Holders or their counsel expressly for use therein. In connection with an Underwritten Offering, the Company shall indemnify the underwriters thereof, their officers, directors and agents and each Person who controls such underwriters (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) to the same extent as provided above with respect to the indemnification of the Holders.

          (b) Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such indemnified party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such indemnified party may claim indemnification or contribution pursuant to this
Section 13 (provided that failure to give such notification shall not affect the obligations of the indemnifying party pursuant to this Section 13 except to the extent the indemnifying party shall have been materially prejudiced as a result of such failure). In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 13 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the foregoing, if (i) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to take charge of the defense of such action within a reasonable time after notice of commencement of such action (so long as such failure to employ counsel is not the result of an unreasonable determination by such indemnified party that counsel selected pursuant to the immediately preceding sentence is unsatisfactory) or if the indemnifying party shall not have demonstrated to the reasonable satisfaction of the indemnified party its ability to finance such defense, or (ii) the indemnified party shall have reasonably concluded or been advised by counsel that there may be legal defenses available to other indemnified parties to such action which could result in a conflict of interest for such counsel or prejudice the prosecution of the defenses available to such indemnified party, then such indemnified party shall have the right to employ separate counsel of its choosing, at the expense of the indemnifying party. No indemnifying party shall consent to entry of any judgment or enter into any settlement without the consent (which consent, in the case of an action, suit, claim or proceeding exclusively seeking monetary relief, shall not be unreasonably withheld) of the applicable indemnified party.

          (c) If the indemnification from the indemnifying party provided for in this Section 13 is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions or omissions which resulted in such losses, claims, damages, liabilities and expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied (in writing, in the case of the Holders) by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 13(b) hereof, any legal and other fees and expenses reasonably incurred by such indemnified party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 13(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 13(c). Any underwriter's obligations in this Section 13(c) to contribute shall be several in proportion to the number of Registrable Securities underwritten by them and not joint. Notwithstanding the provisions of this Section 13(c), no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. If indemnification is available under this Section 13, the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in Section 13(a) hereof without regard to the relative fault of such indemnifying parties or indemnified party or any other equitable consideration provided for in this Section 13(c).

          (d) The provisions of this Section 13 shall be in addition to any liability which any party may have to any other party and shall survive any termination of this Agreement. The indemnification provided by this Section 13 shall survive the Transfer of such Registrable Securities by the Holders and shall remain in full force and effect irrespective of any investigation made by or on behalf of an indemnified party.


     Section 14.  INJUNCTIONS

          EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT IRREPARABLE DAMAGE WOULD OCCUR IN THE EVENT THAT ANY OF THE PROVISIONS OF THIS AGREEMENT WERE NOT PERFORMED IN ACCORDANCE WITH ITS SPECIFIC TERMS OR WERE OTHERWISE BREACHED. THEREFORE, EACH PARTY SHALL BE ENTITLED TO AN INJUNCTION OR INJUNCTIONS TO PREVENT BREACHES OF THE PROVISIONS OF THIS AGREEMENT AND TO ENFORCE SPECIFICALLY THE TERMS AND PROVISIONS HEREOF IN ANY COURT HAVING JURISDICTION, SUCH REMEDY BEING IN ADDITION TO ANY OTHER REMEDY TO WHICH SUCH PARTY MAY BE ENTITLED AT LAW OR IN EQUITY.


     Section 15.  AMENDMENTS AND WAIVERS

          No amendment, modification, supplement, termination, consent or waiver of any provision of this Agreement, nor consent to any departure herefrom, shall in any event be effective unless the same is in writing and is signed by the party against whom enforcement of the same is sought. Any waiver of any provision of this Agreement and any consent to any departure from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.


     Section 16.  NOTICES

          All notices, consents, requests, demands and other communications hereunder must be in writing, and shall be deemed to have been duly given or made: (i) when delivered in person;
(ii) three (3) days after deposited in the United States mail, first class postage prepaid; (iii) in the case of telegraph or overnight courier services, one (1) Business Day after delivery to the telegraph company or overnight courier service with payment provided; or (iv) in the case of telex or telecopy or fax, when sent, verification received; in each case addressed as follows:

          if to the Company:

          Cadiz Inc.
          777 S. Figueroa Street, Suite 4250
          Los Angeles, CA 90017
          Telephone:  (213) 271-1600
          Facsimile:  (213) 271-1614
          Attention:  Chief Financial Officer
          with a copy to:

          Howard Unterberger, Esq.
          Stephan, Oringher, Richman, Theodora & Miller, P.C.
          2029 Century Park East, Sixth Floor
          Los Angeles, CA  90067
          Telephone:  (310) 557-2009
          Facsimile: (310) 551-0283

          if to Peloton,

          Peloton Partners LLP
          17 Broadwick Street
          London, England W1F 0DJ
          Attention: Ron Beller
          Reference: Cadiz
          Telephone: +44 20 7317 9500
          Facsimile: +44 20 7734 6815

          with a copy to:

          Greenberg Traurig
          2450 Colorado Avenue, Suite 400E
          Santa Monica, CA 90404
          Telephone:  (310) 586-7890

          Facsimile:  (212) 586-0290
          Attention:  Thomas S. Loo, Esq.


     Section 17.  SUCCESSORS AND ASSIGNS

          This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders. The Company hereby agrees to extend the benefits of this Agreement to any Holder and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.


     Section 18.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company represents and warrants to the other parties hereto as follows:

          (a) Such party is duly organized and validly existing under the laws of its jurisdiction of organization.

          (b) Such party has full corporate or other organizational power and authority to enter into this Agreement and to carry out and perform its obligations hereunder. The execution, delivery and performance by such party of this Agreement have been duly authorized and approved by all necessary corporate or other organizational action. This Agreement has been duly authorized, executed and delivered by such party and constitutes the legal, valid and binding obligation of such party enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

          (c) The execution, delivery and performance by such party of its obligations under this Agreement, and compliance by such party with the terms and conditions hereof will not (i) violate, with or without the giving of notice or the lapse of time, or both, or require any registration, qualification, approval or filing
(other than registrations, qualifications, approvals and filings that have already been made or obtained) under, any provision of law, statute, ordinance or regulation applicable to it or any of its subsidiaries and (ii) conflict with, or require any consent or approval under, or result in the breach or termination of any provision of, or constitute a default under, or result in the acceleration of the performance of the obligations of such party or any of its subsidiaries under, or result in the creation of any claim, lien, charge or encumbrance upon any of the properties, assets or businesses of such party or any of its subsidiaries pursuant to (x) its organizational documents,
(y) any order, judgment, decree, law, ordinance or regulation applicable to it or any of its subsidiaries or (z) any contract, instrument, agreement or restriction to which it or any of its subsidiaries is a party or by which it or any of its subsidiaries or any of its respective assets or properties is bound.


     Section 19.  COUNTERPARTS

          This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.


     Section 20.  DESCRIPTIVE HEADINGS

          The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.


     Section 21.  CHOICE OF LAW

          THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND
THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS
OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE CONFLICTS OF
LAW PRINCIPLES THEREOF.


     Section 22.  SEVERABILITY

          In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, shall be held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all remaining provisions contained herein shall not be in any way impaired thereby.


     Section 23.  ENTIRE AGREEMENT

          This Agreement, including any schedules, exhibits or attachments referred to herein, is intended by the parties as a final expression and a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter hereof. There are no restrictions, promises, warranties or undertakings with respect to the subject matter hereof, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.


     Section 24.  FURTHER ACTIONS; REASONABLE BEST EFFORTS

          Each Holder shall use its reasonable best effort to take or cause to be taken all appropriate action and to do or cause to be done all things reasonably necessary, proper or advisable under applicable law and regulations to assist the Company in the performance of its obligations hereunder, including, without limitation, the preparation and filing of any Registration
Statements pursuant to any Demand.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                 CADIZ INC.



                                 By:__________________________
                                 Name:
                                 Title:



                                 PELOTON PARTNERS LLP



                                 By:__________________________
                                 Name:
                                 Title:



--------------------------------------------------------------------------------

                                                                      EXHIBIT H

                     PURCHASER'S CERTIFICATE

CADIZ INC.                                PERSONAL AND CONFIDENTIAL
777 South Figueroa Street,
Suite 4250
Los Angeles, CA  90017



     The undersigned is a Lender as defined in that certain Credit Agreement (the "Agreement")] among Cadiz Inc. (the "Company") and Cadiz Real Estate LLC ("CRE"), the Lenders from time to time party thereto, and Peloton Partners LLC, as administrative agent. This Purchaser's Certificate, together with all documents and agreements relating to the Agreement and the transactions contemplated thereby are hereafter collectively referred to as the "Transaction Documents". The undersigned acknowledges that the Notes are convertible into shares of the Common Stock of the Company, in accordance with the terms of the Agreement (the "Conversion Shares"). The Notes and the Conversion Shares shall hereinafter be referred to collectively as the "Securities". Terms used herein without definition shall have the meanings ascribed to them in the Agreement.

     The undersigned shall have such registration rights with respect to the Conversion Shares as are set forth in a Registration Rights Agreement to be executed by the Company and the undersigned and except as provided therein, the undersigned understands it is contemplated that the Securities will not be registered under the Securities Act of 1933, as amended (the "Act"), or the state blue sky laws. The undersigned also understands that in order to assure that the offering (the "Offering") of the Securities will be exempt from registration under the Act and various state securities laws, each prospective offeree must have such knowledge and experience in financial and business matters in order that he or she is able to evaluate the risks and merits of an investment in the Securities.

     The undersigned understands that the information supplied in this Purchaser's Certificate will be disclosed to no one other than the officers and directors and employees of the Company and/or to counsel, accountants, advisors, or agents for the Company without the undersigned's consent, except as necessary for the Company to use such information to support the exemption from registration under the Act to be claimed for this transaction, and except as necessary to be provided to federal, state and local governmental and other regulatory agencies, including the Securities and Exchange Commission (the "SEC") or as otherwise may be required by law or legal process.

For purposes of this Certificate, the undersigned represents and warrants that:

     1. The undersigned is either experienced in or knowledgeable with regard to the business of the Company, or is capable, by reason of knowledge and experience in financial and business matters in general, and investments in particular, of evaluating the merits and risks of an investment in the Securities, and is able to bear the economic risk of the investment and can otherwise be reasonably assumed to have the capacity to protect the undersigned's own interests in connection with the investment in the Securities.

     2. The undersigned is an "accredited investor", as that term is defined in Rule 501(a) promulgated under the Act.

     3. In evaluating the merits and risks of an investment in the Securities, the undersigned has not relied upon the Company or the Company's attorneys or advisers for legal or tax advice, and has, if desired, in all cases sought the advice of the undersigned's own personal legal counsel and tax advisers.

     4. The acquisition of the Securities by the undersigned is solely for the undersigned's own account, for investment, and not with a view to, or to offer or sell for an issuer in connection with, the distribution of the Securities, or to participate or have a direct or indirect participation in any such undertaking, or to participate or have a participation in the direct or indirect underwriting of any such undertaking in violation of the Act. The undersigned has no contract, arrangement or understanding with the Company or any other person to participate in the distribution of the Securities.

     5. The offer to sell the Securities was directly communicated to the undersigned, and the undersigned was able to ask questions of and receive answers concerning the terms of this transaction.
At no time was the undersigned presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

     6. The undersigned has heretofore received and reviewed the Company's press releases, public filings with the SEC, and exhibits attached thereto (the "Disclosure Documents"). In addition to the foregoing, the undersigned has had the opportunity to speak directly with officers of the Company concerning the Company's business plan and operations. The undersigned agrees to keep confidential any material non-public information received by the undersigned as a consequence of the foregoing.

     7. The undersigned represents and warrants that it never has been represented, guaranteed, or warranted to the undersigned by any officer or director of the Company, their agents or employees or any other person in connection with the Company, expressly or by implication, any of the following:

          (a) the approximate or exact length of time that the undersigned will be required to remain as the owner of the Securities;

          (b) the exact amount of profit and/or amount or type of consideration, profits or losses (including tax benefits) to be realized, if any, by the Company; or

          (c) that the past performance or experience of the officers and directors of the Company, or any other person connected with the Company can predict the results of the ownership of the Securities or the overall success of the Company.

     8. The undersigned represents and warrants that the undersigned has been advised that:

          (a) the issuance of the Securities that the undersigned is acquiring has not been registered under the Act, and the Securities must be held indefinitely unless a transfer of the Securities is subsequently registered under the Act or an exemption from such registration is available;

          (b) the Securities that the undersigned is acquiring are "restricted securities" as that term is defined in Rule 144 promulgated under the Act; and

          (c) any and all certificates representing the Securities shall bear an investment legend restricting the transfer of such Securities.

     9.  The undersigned understands the following:

          (a) there are a number of risks relating to an investment in the Company as set forth herein, as further described in the Disclosure Documents and in the undersigned's direct communications with the Company;

          (b) the undersigned may lose the undersigned's entire investment in the Securities and the Company;

          (c) no federal or state agency, or any other regulatory body, has passed upon the Securities, or an investment therein, or made any finding or determination as to the fairness of the Offering; and

     10. The undersigned has relied solely upon this Purchaser's Certificate, the Disclosure Documents and independent investigations made by the undersigned or the undersigned's representatives with respect to the undersigned's investment in the Securities, and no oral or written representations inconsistent with the contents of the Disclosure Documents have been made to the undersigned by the Company or any of its representatives.

     11. The Company has made no representations to the undersigned regarding the undersigned's reporting requirements with the SEC related to the undersigned's ownership in the Company, and the undersigned acknowledges and agrees that it is the responsibility of the undersigned to ensure that it complies with any disclosure and reporting requirements of the SEC.

     12. The undersigned, if not an individual, is empowered and duly authorized to enter into this Purchaser's Certificate under any applicable partnership agreement, trust instrument, pension plan, charter, articles or certificate of incorporation, bylaws or any other like governing document. The person signing this Purchaser's Certificate on behalf of the undersigned is empowered and duly authorized to do so by the applicable governing document, board of directors or stockholder resolution, or the like.

            PURCHASER'S CERTIFICATE SIGNATURE PAGE


     Executed  this ___ day of ______________________,  2006,  at
_____________,  City of ______________, ______________________
(State or Country).




                                 By: _________________________
                                 Name:
                                 Title:

ACKNOWLEDGED AND AGREED TO:

CADIZ INC., a Delaware corporation

By:____________________________    Date: __________________, 2006
Name:
Title:

--------------------------------------------------------------------------------

                                                                      EXHIBIT I


                         AMENDMENT NO. 2
             TO LIMITED LIABILITY COMPANY AGREEMENT
                               OF
                      CADIZ REAL ESTATE LLC

     This AMENDMENT NO. 1 TO LIMITED LIABILITY COMPANY AGREEMENT
("Amendment") is entered into as of ________, 2006. The parties to this Amendment are hereinafter sometimes referred to collectively as the "Parties".


                            RECITALS:

     WHEREAS, Cadiz Inc. ("Cadiz") and M. Solomon & Associates, Inc. (the "Independent Member") (collectively, the "Parties") have entered into a Limited Liability Company Agreement of Cadiz Real Estate LLC dated as of December 11, 2003, as amended by Amendment No. 1 dated October 29, 2004 (the "LLC Agreement"); and

     WHEREAS, pursuant to Section 9.1 of the LLC Agreement, for as long as any amounts due under the terms of the New Note are outstanding, any amendment to the LLC Agreement requires the prior written consent of (i) the lenders holding at least 66% of the interest in the New Note or such higher supermajority as may be required pursuant to the terms of the New Note, and (ii) the Independent Member; and

     WHEREAS, as of the date hereof, the New Note has been repaid in full, as a consequence of which the LLC Agreement may be amended as of the date hereof without the prior written consent of (i) the lenders holding at least 66% of the interest in the New Note or such higher supermajority as may be required pursuant to the terms of the New Note, and (ii) the Independent Member; and

     WHEREAS, the New Note has been repaid in full using proceeds of a convertible term loan facility (the "Term Loan Facility");
and

     WHEREAS, Section 3.1(b) of the LLC Agreement provides that the Independent Member shall cease to be a Member at such time as all amounts due under the terms of the New Note are no longer outstanding, so that M. Solomon & Associates, Inc. has ceased to be the Independent Member upon the payment in full of the New Note; and

     WHEREAS, Section 4.1(a) of the LLC Agreement provides that the Independent Manager shall cease to be a member of the Board of Managers at such time as all amounts due under the terms of the New Note are no longer outstanding, so that M. Solomon & Associates, Inc. has ceased to be the Independent Manager upon the payment in full of the New Note; and

     WHEREAS, it is a requirement of the Term Loan Facility that the LLC Agreement be amended in order to provide the Lender under the Term Loan Facility with rights and privileges similar to those previously benefiting the Bank pursuant to the New Note;

     NOW THEREFORE, in consideration of the above recitals, the promises and the mutual representations, warranties, covenants and agreements herein contained, the undersigned, constituting the sole Member and all of the Managers of the LLC hereby agree as follows:

     1.   AMENDMENT OF SECTION 1.1.  Section 1.1 the LLC
Agreement is hereby amended as follows:

          a. The definitions of "Bank" (Section 1.1(d)), "New Note" (Section 1.1(s)), "Restructuring" (Section 1.1(u)), Sixth Amended and Restated Credit Agreement" (Section 1.1(v)) and "Sixth Global Amendment Agreement" (Section 1.1(w)) are hereby deleted;

          b. The reference to M. Solomon Associates, Inc., within the definition of "Independent Member" (Section 1.1(m)) is hereby deleted and replaced with [____ __];

          c. Section 1.1(x) is hereby added to read in its entirety as follows:

               "(x) "TERM LOAN FACILITY" shall mean all obligations of any borrower evidenced by, or under, that certain Credit Agreement dated as of June __, 2006 among Cadiz and the Company, as borrowers, the several Lenders from time to time parties thereto, and Peloton Partners LLP, as Administrative Agent"; and

          d. Section 1.1(y) is hereby added to read in its entirety as follows:

               "(y) "LENDER" shall have the same meaning as set forth in the Term Loan Facility."

     2. "NEW NOTE" REPLACED BY "TERM LOAN FACILITY". Each and every reference to "New Note" in the LLC Agreement (other than in Section 1.1) is hereby deleted and replaced by a corresponding reference to "Term Loan Facility.

     3. "BANK" REPLACED BY "LENDER". Each and every reference to "Bank" in the LLC Agreement (other than in Section 1.1) is hereby deleted and replaced by a corresponding reference to "Lender".

     4.   AMENDMENT OF SECTION 9.7.  Section 9.7 the LLC
Agreement is hereby amended to replace the final clause of the first full paragraph to read "in each case addressed to Cadiz and to the Independent Member at the last known address of such party", and to delete the remainder of Section 9.7.

     5. EXISTING LLC AGREEMENT. Except as otherwise amended or modified herein or hereby, the provisions of the LLC Agreement are hereby reaffirmed and shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the undersigned has caused this Amendment No. 2 to Limited Liability Company Agreement to be executed and delivered as of the date first above written.

"MEMBER"

CADIZ INC.


By:  __________________________________



"MANAGERS"


___________________________
Murray Hutchison


___________________________
Richard Stoddard